   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 1998.
                                                               FILE NO. 33-52784
                                                               FILE NO. 811-7244


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                       REGISTRATION STATEMENT UNDER THE
                         SECURITIES ACT OF 1933   /  /
                     POST-EFFECTIVE AMENDMENT NO. 13  /X/
                                      AND

                       REGISTRATION STATEMENT UNDER THE
                     INVESTMENT COMPANY ACT OF 1940   /  /
                                AMENDMENT NO. 14       /X/

                              REMBRANDT FUNDS(R)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                2 OLIVER STREET
                          BOSTON, MASSACHUSETTS 02109
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 342-5734

                                 DAVID G. LEE
                              C/O SEI INVESTMENTS
                           OAKS, PENNSYLVANIA 19456
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                  Copies to:

RICHARD W. GRANT, ESQUIRE                         JOHN H. GRADY, ESQUIRE
MORGAN, LEWIS & BOCKIUS LLP                       MORGAN, LEWIS & BOCKIUS LLP
2000 ONE LOGAN SQUARE                             1800 M STREET, N.W.
PHILADELPHIA, PENNSYLVANIA 19103                  WASHINGTON, D.C. 20036

It is proposed that this filing will become effective (check appropriate box)

______  immediately upon filing pursuant to paragraph (b)
______  on [date] pursuant to paragraph (b)
 X      60 days after filing pursuant to paragraph (a)
------
______  on [date] pursuant to paragraph (a); or
______  75 days after filing pursuant to paragraph (a) of Rule 485

                               REMBRANDT FUNDS(R)
                        POST-EFFECTIVE AMENDMENT NO. 13
                             CROSS REFERENCE SHEET

N-1A ITEM NO.                                                                  LOCATION
------------------------------------------------------------------------------------------------------------------------------------
PART A -
 Item 1.                               Cover Page                              Cover Page
 Item 2.                               Synopsis                                Fund Highlights
 Item 3.                               Condensed Financial Information         *
 Item 4.                               General Description of Registrant       Fund Highlights
                                                                               General Information--The Trust; Investment Objective
                                                                               and Policies; Certain Risk Factors; Investment
                                                                               Limitations
 Item 5.                               Management of the Trust                 General Information--Trustees of the Trust; The
                                                                               Advisor; The Sub-Advisor, The Administrator; The
                                                                               Transfer Agent; The Distributor
 Item 6.                               Capital Stock and Other Securities      General Information--Voting Rights; General
                                                                               Information--Shareholder Inquiries; General
                                                                               Information--Dividends; Taxes
 Item 7.                               Purchase of Securities Being Offered    Purchase of Shares
 Item 8.                               Redemption or Repurchase                Redemption of Shares
 Item 9.                               Pending Legal Proceedings               *

PART B -
 Item 10.                              Cover Page                              Cover Page
 Item 11.                              Table of Contents                       Table of Contents
 Item 12.                              General Information and History         The Trust
 Item 13.                              Investment Objectives and Policies      Description of Permitted Investments; Investment
                                                                               Limitations; Non-Fundamental Policies
 Item 14.                              Management of the Registrant            Trustees and Officers of the Trust; The Administrator
 Item 15.                              Control Persons and Principal Holders   Trustees and Officers of the Trust
                                       of Securities
 Item 16.                              Investment Advisory and Other Services  The Advisor; The Administrator; The Distributor;
                                                                               Experts
 Item 17.                              Brokerage Allocation                    Fund Transactions; Trading Practices and Brokerage
 Item 18.                              Capital Stock and Other Securities      Description of Shares
 Item 19.                              Purchase, Redemption, and Pricing       Purchase and Redemption of Shares;
                                       of Securities Being Offered             Determination of Net Asset Value
 Item 20.                              Tax Status                              Taxes
 Item 21.                              Underwriters                            The Distributor
 Item 22.                              Calculation of Yield Quotations         Computation of Yield; Calculation of Total Return
 Item 23.                              Financial Statements                    Financial Statements

PART C -

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

* Not Applicable

REMBRANDT FUNDS (R)
COMMON SHARES A NO-LOAD CLASS

APRIL 30, 1998
--------------------------------------------------------------------------------

Equity Funds                     Fixed Income Funds
 . VALUE FUND                     . FIXED INCOME FUND
 . GROWTH FUND                    . INTERMEDIATE GOVERNMENT FIXED INCOME FUND
 . SMALL CAP FUND                 . TAX-EXEMPT FIXED INCOME FUND
 . INTERNATIONAL EQUITY FUND      . INTERNATIONAL FIXED INCOME FUND
 . TRANSEUROPE FUND               . LIMITED VOLATILITY FIXED INCOME FUND
 . ASIAN TIGERS FUND              Money Market Funds
 . LATIN AMERICA EQUITY FUND      . TREASURY MONEY MARKET FUND
 . REAL ESTATE FUND               . GOVERNMENT MONEY MARKET FUND
                                 . MONEY MARKET FUND
Balanced Fund                    . TAX-EXEMPT MONEY MARKET FUND
 . BALANCED FUND
--------------------------------------------------------------------------------

Please read this Prospectus carefully before investing, and keep it on file for future reference. It concisely sets forth information that can help you decide if a Fund's investment goals match your own.

A Statement of Additional Information dated April 30, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling 1-800-443-4725. The Statement of Additional Information is incorporated into this Prospectus by reference.

Common Shares of the Rembrandt Funds(R) (the "Trust") are offered to individuals and institutional investors directly and through wrap programs, retirement plans, discount brokerage programs, and various brokerage firms.

AN INVESTMENT IN ANY OF THE TRUST'S MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ---------------------------------------------------------------------
 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
 AMOUNT INVESTED.
 ---------------------------------------------------------------------

HOW TO READ THIS PROSPECTUS ____________________________________________________
This Prospectus gives you information that you should know about the Funds before investing. Brief descriptions are also provided throughout the Prospectus to better explain certain key points. To find these helpful guides, look for this symbol. [SYMBOL APPEARS HERE]

FUND HIGHLIGHTS ________________________________________________________________

The following summary provides basic information about the Common Shares of the following Funds: Value Fund, Growth Fund, Small Cap Fund, International Equity Fund, TransEurope Fund, Asian Tigers Fund, Latin America Equity Fund, Real Estate Fund (collectively, the "Equity Funds"), Balanced Fund ("Balanced
Fund"), Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Limited Volatility Fixed Income Fund (collectively, the "Fixed Income Funds"), Treasury Money Market Fund, Government Money Market Fund, Money Market Fund and Tax-Exempt Money Market Fund (collectively, the "Money Market Funds," and together with the Equity Funds, the Balanced Fund and the Fixed Income Funds, the "Funds"). The TransEurope and Limited Volatility Funds currently are not offering their shares to the public. This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

 ................................................................................
 TABLE OF CONTENTS

  Fund Highlights.........................................................   2
  Portfolio Expenses......................................................   5
  Financial Highlights....................................................   7
  Your Account and Doing Business with Us.................................  11
  Investment Objectives and Policies......................................  15
  General Investment Policies.............................................  26
  Certain Risk Factors....................................................  28
  Investment Limitations..................................................  30
  The Advisor.............................................................  31
  The Sub-Advisor.........................................................  33
  The Administrator.......................................................  34
  The Transfer Agent......................................................  34
  The Distributor.........................................................  34
  Performance.............................................................  35
  Taxes...................................................................  36
  Additional Information About Doing Business with Us.....................  39
  General Information.....................................................  40
  Description of Permitted Investments and Risk Factors...................  43

 ................................................................................

INVESTMENT
OBJECTIVES
AND POLICIES     Below are the investment objectives and some basic investment policies of each Fund. For more information, see "Investment
                 Objectives and Policies," "General Investment Policies" and
                 "Description of Permitted Investments and Risk Factors."

EQUITY AND       The Growth Fund and Small Cap Fund both seek a high level
BALANCED FUNDS   of total return primarily through capital appreciation.
                    The Value Fund, International Equity Fund and TransEurope
                 Fund all seek a high level of total return through capital appreciation and current income.
                    The Asian Tigers Fund seeks to achieve capital appreciation through investments within the economies of the Far East, with the exception of Japan.
                    The Latin America Equity Fund seeks long-term capital
                 appreciation.

                    The Real Estate Fund seeks a high level of total return,
                 primarily through investments in the equity securities of companies principally engaged in, or related to, the real estate industry.

                     The Balanced Fund seeks to obtain a favorable total rate
                  of return through current income and capital appreciation consistent with the preservation of capital, derived from investing in a portfolio comprised of fixed income and equity securities.

FIXED INCOME      The Fixed Income Fund seeks a high level of total return
FUNDS             relative to funds with like investment objectives from
                  income and, to a lesser degree, capital appreciation derived from investing in a portfolio consisting primarily of quality intermediate- and long-term fixed income securities.
                     The Intermediate Government Fixed Income Fund seeks a
                  high level of total return relative to funds with like investment objectives, consistent with preservation of capital, from income and, to a lesser degree, capital appreciation, derived from investing in a portfolio consisting of primarily short- and intermediate-term U.S.
                  Government securities.
                     The Tax-Exempt Fixed Income Fund seeks a high level of
                  total return, relative to funds with like investment objectives, consistent with preservation of capital, from income derived from investing in a portfolio consisting primarily of securities that are exempt from Federal income tax and not subject to taxation as a preference item for purposes of the Federal alternative minimum tax.

                     The International Fixed Income Fund seeks a high level of
                  total return, relative to funds with like objectives, measured in U.S. dollar terms, from income and capital appreciation derived from investing in a portfolio consisting of quality fixed income securities denominated in foreign currencies.
                     The Limited Volatility Fixed Income Fund seeks a high
                  level of current income, consistent with relative stability of principal, derived from investing in a portfolio consisting primarily of short- and intermediate-term fixed income securities. The Limited Volatility Fund currently is not offering its shares to the public.

MONEY MARKET      The Treasury Money Market Fund seeks to preserve principal
FUNDS             value and maintain a high degree of liquidity while
                  providing current income.
                     The Government Money Market Fund and the Money Market
                  Fund seek to provide as high a level of current income as is consistent with preservation of capital and liquidity.
                     The Tax-Exempt Money Market Fund seeks to preserve
                  principal value and maintain a high degree of liquidity
                  while providing current income exempt from Federal income taxes.

UNDERSTANDING     Each Fund invests in different securities. Values of equity
RISK              securities may be affected by the financial markets as well as by developments impacting specific issuers. Values of fixed income securities tend to vary inversely with interest rates and may be affected by other market and economic factors as well. The International Equity, TransEurope,
                  Asian Tigers, International Fixed Income, and Latin America
                  Equity Funds will, and certain other Funds may invest in securities of foreign issuers. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities, including, among other risks, changes in currency rates and in exchange control regulations, costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulation of securities markets, withholding taxes and changes in taxes on income on securities, and possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits.
                  Investments in certain Latin American countries also may involve additional risks of political instability, high inflation rates, and limited trading markets. See "General
                  Investment Policies," "Risk Factors" and "Description of
                  Permitted Investments and Risk Factors" in this prospectus, and the Statement of Additional Information.

MANAGEMENT        ABN AMRO Asset Management (USA) Inc. (the "Advisor")
PROFILE           (formerly LaSalle Street Capital Management, Ltd.) serves as the Advisor to the Funds. ABN AMRO-NSM International Funds
                  Management B.V. (the "Sub-Advisor") serves as the investment sub-advisor to the International Equity Fund, TransEurope
                  Fund, Asian Tigers Fund, Latin America Equity Fund and
                  International Fixed Income Fund. First Data Investor
                  Services Group, Inc. (the "Administrator") serves as the
                  Administrator and shareholder servicing agent of the Trust.
                  First Data Investor Services Group, Inc. serves as transfer agent ("Transfer Agent") and dividend disbursing agent for the Trust. First Data Distributors, Inc., an affiliate of the Administrator (the "Distributor"), serves as distributor of the Trust's shares. See "The Advisor," "The Sub-Advisor,"
                  "The Administrator" and "The Distributor."

YOUR ACCOUNT      You may open a Common Shares account with a minimum amount
AND DOING         of $2,000 per Fund and make additional investments with as
BUSINESS WITH     little as $100. A Common Shares account may be opened by
US                contacting the transfer agent or your financial
                  intermediary. Redemptions of a Fund's shares are made at net asset value per share. See "Your Account and Doing Business
                  With Us."

DIVIDENDS         Substantially all of the net investment income (exclusive of capital gains) of each of the Equity, Balanced and Fixed
                  Income Funds is distributed in the form of periodic dividends. Substantially all of the net investment income
                  (exclusive of capital gains) of each of the Money Market
                  Funds is distributed in the form of daily dividends. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless you elect to take the payment in cash. See "General Information--Dividends."

INFORMATION/      For more information, call 1-800-443-4725, or contact your
SERVICE CONTACTS  financial intermediary.

PORTFOLIO EXPENSES _____________________________________________________________

The purpose of the following table is to help you understand the various cost and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in COMMON SHARES.

SHAREHOLDER TRANSACTION EXPENSES/1/ (As a percentage of offering price)
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases                                   None
Redemption Fee(2)                                                           None
--------------------------------------------------------------------------------
(1) Certain financial intermediaries may impose account fees or other charges.
(2) A charge, currently $10.00, is imposed on wires of redemption proceeds.

ANNUAL OPERATING EXPENSES (As a percentage of average net assets)
--------------------------------------------------------------------------------

                                             EQUITY/BALANCED
                                                  FUNDS
                                             ---------------
                                       SMALL  INT'L    TRANS   ASIAN  LATIN AMERICA REAL ESTATE
                          VALUE GROWTH  CAP  EQUITY   EUROPE   TIGERS    EQUITY        FUND     BALANCED
                          ----- ------ ----- -------  -------  ------ ------------- ----------- --------
Advisory Fees              .80%  .80%   .80%   1.00%    1.00%  1.00%      1.00%         .70%      .70%
12b-1 Fees                 None  None   None    None     None   None       None         None      None
Other Expenses(1)          .23%  .22%   .25%    .36%     .54%   .54%       .70%         .61%      .24%
--------------------------------------------------------------------------------------------------------
Total Operating Expenses  1.03% 1.02%  1.05%   1.36%    1.54%  1.54%      1.70%        1.31%      .94%
--------------------------------------------------------------------------------------------------------

(1) "Other Expenses" for the TransEurope Fund and Real Estate Fund are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------

                                                   FIXED INCOME FUNDS
                                                   ------------------
                                         INTERMEDIATE                              LIMITED
                                          GOVERNMENT   TAX-EXEMPT  INTERNATIONAL  VOLATILITY
                            FIXED INCOME FIXED INCOME FIXED INCOME FIXED INCOME  FIXED INCOME
                            ------------ ------------ ------------ ------------- ------------
Advisory Fees
 (after fee waivers)(1)         .50%         .50%         .48%          .80%         .50%
12b-1 Fees                      None         None         None          None         None
Other Expenses (after fee
 waivers)(2)                    .23%         .24%         .25%          .31%         .24%
---------------------------------------------------------------------------------------------
Total Operating Expenses
 (after fee waivers)(3)         .73%         .74%         .73%         1.11%         .74%
---------------------------------------------------------------------------------------------

(1) The Advisor is waiving, on a voluntary basis, a portion of its fee from each Fixed Income Fund (except the International Fixed Income Fund). The Advisor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, Advisory Fees for the other Funds would be as follows: Fixed Income Fund--.60%, Intermediate Government Fixed Income Fund--.60%, Tax-Exempt Fixed Income Fund--.60%, and Limited Volatility Fixed Income Fund--.60%. See "The Advisor."
(2) "Other Expenses" for the Limited Volatility Fixed Income Fund are based on estimated amounts for the current fiscal year.
(3) Absent the voluntary waivers described above, Total Operating Expenses for the Funds would be as follows: Fixed Income Fund--.83%, Intermediate Government Fixed Income Fund--.84%, Tax-Exempt Fixed Income Fund--.85%, and Limited Volatility Fixed Income Fund--.84%.

--------------------------------------------------------------------------------

                                               MONEY MARKET FUNDS
                                               ------------------
                                      TREASURY GOVERNMENT        TAX-EXEMPT
                                       MONEY     MONEY    MONEY    MONEY
                                       MARKET    MARKET   MARKET   MARKET
                                      -------- ---------- ------ ----------
Advisory Fees (after fee waivers)(1)    .20%      .20%     .20%     .19%
12b-1 Fees                              None      None     None     None
Other Operating Expenses                .24%      .24%     .23%     .21%
---------------------------------------------------------------------------
Total Operating Expenses (after fee
 waivers)(2)                            .44%      .44%     .43%     .40%
---------------------------------------------------------------------------

(1) The Advisor is waiving, on a voluntary basis, a portion of its fees from each Money Market Fund (except the Government Money Market Fund). The Advisor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, Advisory Fees for the Funds would be as follows: Treasury Money Market Fund--.35%, Money Market Fund--.35% and Tax-Exempt Money Market Fund--.35%. Additional information may be found under "The Advisor."

(2) Absent the voluntary waiver described above, Total Operating Expenses for the Funds would be as follows: Treasury Money Market Fund--.59%, Money Market Fund--.58% and Tax-Exempt Money Market Fund--.56%. This waiver is voluntary and may be discontinued at any time at the Advisor's discretion.

EXAMPLE
--------------------------------------------------------------------------------

                                                 1 YR. 3 YRS. 5 YRS. 10 YRS.
                                                 ----- ------ ------ -------
An investor would pay the following expenses on
a $1,000 investment assuming (1) 5% annual re-
turn and (2) redemption at the end of each time
period:
  Value Fund                                      $11   $33    $57    $126
  Growth Fund                                      10    32     56     125
  Small Cap Fund                                   11    33     58     128
  International Equity Fund                        14    43     74     164
  TransEurope Fund                                 16    49     --      --
  Asian Tigers Fund                                16    49     84     183
  Latin America Equity Fund                        17    54     92     201
  Real Estate Fund                                 16    51     --      --
  Balanced Fund                                    10    30     52     115
  Fixed Income Fund                                 7    23     41      91
  Intermediate Government Fixed Income Fund         8    24     41      92
  Tax-Exempt Fixed Income Fund                      7    23     41      91
  International Fixed Income Fund                  11    35     61     135
  Limited Volatility Fixed Income Fund              8    24     --      --
  Treasury Money Market Fund                        4    12     20      46
  Government Money Market Fund                      4    12     20      46
  Money Market Fund                                 4    11     20      44
  Tax-Exempt Money Market Fund                      3    10     18      41
----------------------------------------------------------------------------

THE EXAMPLE IS BASED UPON TOTAL OPERATING EXPENSES, EXCEPT WITH RESPECT TO THE TRANSEUROPE FUND, REAL ESTATE FUND AND LIMITED VOLATILITY FIXED INCOME FUND, FOR WHICH IT IS BASED ON ESTIMATED EXPENSES, FOR THE CURRENT FISCAL YEAR. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist you in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Common Shares of the Funds. If you purchase shares through a financial institution, you may be charged separate fees by the financial institution. See "The Advisor," "The Administrator" and "The Distributor."

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following information has been audited by the Trust's independent auditors, as indicated in their report dated January 24, 1997 on the Trust's financial statements as of December 31, 1996 incorporated by reference to the Trust's Statement of Additional Information under "Financial Information." This table should be read in conjunction with the Trust's financial statements and related notes thereto. As of December 31, 1996, the TransEurope Fund, Real Estate Fund and Limited Volatility Fixed Income Fund had not yet commenced operations. Additional performance information is set forth in the Trust's 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-443-4725.

FOR A COMMON SHARE* OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                           Ratio of   Ratio of
                                                                                                             Net      Expenses
                               Realized                                Net                      Ratio of  Investment     to
              Net      Net        and                Distri-          Asset              Net    Expenses    Income    Average
             Asset   Invest-  Unrealized  Dividends  butions  Contri- Value             Assets     to     (Loss) to     Net
             Value    ment       Gains     from Net   from    bution   End              End of  Average    Average     Assets
           Beginning Income/  (Losses )on Investment Capital    of      of   Total      Period    Net        Net     (Excluding
           of Period (Loss)   Securities    Income    Gains   Capital Period Return     (000)    Assets     Assets    Waivers)
-------------------------------------------------------------------------------------------------------------------------------
 VALUE FUND
 ----------
 1996       $12.26   $ 0.29      $ 2.18     $(0.29)  $(1.20)   $0.00  $13.24 20.43%    $164,710   1.01%      2.19 %     1.03%
 1995         9.79     0.34        2.74      (0.35)   (0.26)    0.00   12.26 32.02      131,243   1.03       3.07       1.05
 1994        10.30     0.35       (0.35)     (0.34)   (0.17)    0.00    9.79  0.00       61,557   1.06       3.45       1.06
 1993(1)     10.00     0.28        0.38      (0.28)   (0.08)    0.00   10.30  6.73       54,340   1.10       2.85       1.10
 GROWTH FUND
 -----------
 1996       $11.61   $ 0.17      $ 2.31     $(0.17)  $(0.86)   $0.00  $13.06 21.69%    $ 95,215   1.02%      1.36 %     1.02%
 1995         9.73     0.16        2.88      (0.16)   (1.00)    0.00   11.61 31.60       78,216   1.02       1.37       1.02
 1994        10.21     0.16       (0.36)     (0.16)   (0.12)    0.00    9.73 (2.05)      82,710   1.02       1.58       1.03
 1993(1)     10.00     0.17        0.33      (0.17)   (0.12)    0.00   10.21  5.07       98,581   1.06       1.70       1.07
 SMALL CAP FUND
 --------------
 1996       $12.46   $(0.03)     $ 2.38     $ 0.00   $(1.78)   $0.00  $13.03 19.42%    $ 36,375   1.05%     (0.27)%     1.05%
 1995         9.57     0.02        3.05      (0.02)   (0.16)    0.00   12.46 32.13       23,844   1.10       0.18       1.10
 1994        10.24     0.03       (0.67)     (0.03)    0.00     0.00    9.57 (6.27)      31,527   1.06       0.27       1.06
 1993(1)     10.00     0.04        0.24      (0.04)    0.00     0.00   10.24  2.82       53,357   1.09       0.40       1.10
 INTERNATIONAL EQUITY FUND
 -------------------------
 1996       $14.56   $ 0.06      $ 1.37     $(0.04)  $(0.15)   $0.03  $15.83 10.09%+    $96,442   1.36%      0.44 %     1.36%
 1995        13.00     0.07        1.75      (0.06)   (0.20)    0.00   14.56 14.03       77,519   1.38       0.70       1.38
 1994        12.59     0.02        0.40       0.00    (0.01)    0.00   13.00  3.32       41,324   1.43       0.21       1.46
 1993(1)     10.00     0.00        2.63       0.00    (0.04)    0.00   12.59 26.55       23,457   1.64       0.03       1.64
 ASIAN TIGERS FUND
 -----------------
 1996       $10.45   $ 0.02      $ 1.48     $(0.04)  $(0.02)   $0.02  $11.91 14.55%++   $33,602   1.54%      0.23 %     1.54%
 1995         9.47     0.12        0.98      (0.12)    0.00     0.00   10.45 11.61       23,145   1.52       1.38       1.60
 1994(2)     10.00     0.03       (0.53)     (0.02)   (0.01)    0.00    9.47 (5.07)      17,860   1.60       0.45       1.71
 LATIN AMERICA EQUITY FUND
 -------------------------
 1996(3)             $10.00     $(0.02)     $ 0.26   $ 0.00   $ 0.00  $10.24  2.40%     $11,490   2.09%**   (0.55)%     2.09%
            Ratio of
              Net
           Investment
             Income
           (Loss) to
            Average
           Net Assets Portfolio  Average
           (Excluding Turnover  Commission
            Waivers)    Rate     Rate+++
-------------------------------------------------------------------------------------------------------------------------------
 VALUE FUND
 ----------
 1996         2.19 %      58%    $0.0493
 1995         3.07        37         N/A
 1994         3.45        38         N/A
 1993(1)      2.85        40         N/A
 GROWTH FUND
 -----------
 1996         1.36 %      58%    $0.0600
 1995         1.37        71         N/A
 1994         1.57        68         N/A
 1993(1)      1.69        82         N/A
 SMALL CAP FUND
 --------------
 1996        (0.27)%     158%    $0.0599
 1995         0.18       142         N/A
 1994         0.27        43         N/A
 1993(1)      0.39        27         N/A
 INTERNATIONAL EQUITY FUND
 -------------------------
 1996         0.44 %       9%    $0.0561
 1995         0.70        11         N/A
 1994         0.18         6         N/A
 1993(1)      0.03        13         N/A
 ASIAN TIGERS FUND
 -----------------
 1996         0.23 %      24%    $0.0106
 1995         1.30        28         N/A
 1994(2)      0.34        13         N/A
 LATIN AMERICA EQUITY FUND
 -------------------------
 1996(3)     (0.55)%      10%    $0.0004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  * Known as Trust Class, prior to October 10, 1997.
 ** Ratios are high as a result of the low initial asset levels during the
    Common Shares' initial year of operations.
  + The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor. Without the capital contribution, the total return for the Common Shares would have been 9.87%.
 ++ The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor. Without the capital contribution, the total return for the Common Shares would have been 14.36%.
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on January 3, 1994. All ratios and total returns for the period have been annualized.
 3. Commenced operations on July 1, 1996. All ratios and total returns for the period have been annualized.

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

                                                                                                                       Ratio of
                                                                                                                         Net
                                                                                                 Ratio of   Ratio of  Investment
                              Realized                                                             Net      Expenses    Income
                                 and                           Net                     Ratio of Investment     to     (Loss) to
                             Unrealized             Distri-   Asset             Net    Expenses   Income    Average    Average
           Net Asset   Net      Gains    Dividends  butions   Value            Assets     to        to        Net        Net
             Value   Invest-  (Losses)    from Net   from      End             End of  Average   Average     Assets     Assets
           Beginning  ment       on      Investment Capital    of    Total     Period    Net       Net     (Excluding (Excluding
           of Period Income   Securities   Income    Gains    Period Return    (000)    Assets    Assets    Waivers)   Waivers)
--------------------------------------------------------------------------------------------------------------------------------
 -------------
 BALANCED FUND
 -------------
 1996       $10.75    $0.35    $ 1.02      $(0.35)  $(0.79)  $10.98  13.15 %  $ 54,546   0.94%     3.14%      0.94%      3.14 %
 1995         9.53     0.39      1.65       (0.39)   (0.43)   10.75  21.85      49,899   0.92      3.74       0.92       3.74
 1994        10.04     0.30     (0.50)      (0.30)   (0.01)    9.53  (2.11)     72,086   0.94      3.11       0.94       3.11
 1993(1)     10.00     0.29      0.39       (0.29)   (0.35)   10.04   7.09      58,510   0.97      2.88       0.97       2.88
 -----------------
 FIXED INCOME FUND
 -----------------
 1996       $10.32    $0.59    $(0.26)     $(0.59)  $ 0.00   $10.06   3.42 %  $123,930   0.73%     5.92%      0.83%      5.82 %
 1995         9.30     0.59    $ 1.02       (0.59)    0.00    10.32  17.75     125,563   0.74      5.97       0.84       5.87
 1994        10.23     0.54    $(0.93)      (0.54)    0.00     9.30  (3.82)     92,402   0.72      5.45       0.82       5.35
 1993(1)     10.00     0.47    $ 0.50       (0.47)   (0.27)   10.23   9.92     131,002   0.77      4.60       0.87       4.50
 -----------------------------------------
 INTERMEDIATE GOVERNMENT FIXED INCOME FUND
 -----------------------------------------
 1996       $10.06    $0.54    $(0.21)     $(0.54)  $ 0.00   $ 9.85   3.51 %  $ 56,895   0.74%     5.38%      0.84%      5.28 %
 1995         9.33     0.54      0.73       (0.54)    0.00    10.06  13.86      73,466   0.73      5.48       0.83       5.38
 1994        10.08     0.47     (0.75)      (0.47)    0.00     9.33  (2.78)     91,002   0.74      4.88       0.84       4.78
 1993(1)     10.00     0.41      0.18       (0.41)   (0.10)   10.08   6.04     104,826   0.76      4.15       0.86       4.05
           Portfolio  Average
           Turnover  Commission
             Rate     Rate+++
--------------------------------------------
 -------------
 BALANCED FUND
 -------------
 1996         104%    $0.0496
 1995          85         N/A
 1994          85         N/A
 1993(1)      126         N/A
 -----------------
 FIXED INCOME FUND
 -----------------
 1996         194%        N/A
 1995          59         N/A
 1994         126         N/A
 1993(1)      163         N/A
 -----------------------------------------
 INTERMEDIATE GOVERNMENT FIXED INCOME FUND
 -----------------------------------------
 1996         179%        N/A
 1995         115         N/A
 1994         124         N/A
 1993(1)       81         N/A

================================================================================
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

                                                                                                                    Ratio of
                                                                                                                      Net
                                                                                                                   Investment
                                                                                              Ratio of   Ratio of    Income
                              Realized                                                          Net      Expenses    (Loss)
                                and                          Net                    Ratio of Investment     to         to
              Net            Unrealized            Distri-  Asset            Net    Expenses   Income    Average    Average
             Asset     Net     Gains    Dividends  butions  Value           Assets     to        to        Net        Net
             Value   Invest-  (Losses)   from Net   from     End            End of  Average   Average     Assets     Assets
           Beginning  ment       on     Investment Capital    of   Total    Period    Net       Net     (Excluding (Excluding
           of Period Income  Securities   Income    Gains   Period Return   (000)    Assets    Assets    Waivers)   Waivers)
-----------------------------------------------------------------------------------------------------------------------------
 ----------------------------
 TAX-EXEMPT FIXED INCOME FUND
 ----------------------------
 1996       $10.20    $0.50    $(0.21)    $(0.50)  $ 0.00   $ 9.99  2.96%  $ 39,756   0.73%     4.95%      0.85%      4.83%
 1995         9.26     0.48      0.94      (0.48)    0.00    10.20 15.67     50,079   0.75      4.84       0.87       4.72
 1994        10.23     0.44     (0.94)     (0.44)   (0.03)    9.26 (4.93)    53,588   0.71      4.54       0.84       4.41
 1993(1)     10.00     0.42      0.42      (0.42)   (0.19)   10.23  8.64     67,162   0.75      4.17       0.85       4.07
 -------------------------------
 INTERNATIONAL FIXED INCOME FUND
 -------------------------------
 1996       $10.58    $0.48    $(0.18)    $(0.64)  $ 0.00   $10.24  2.82%  $ 17,561   1.11%     4.66%      1.11%      4.66%
 1995         9.54     0.62      1.38      (0.96)    0.00    10.58 20.99     17,433   1.10      5.86       1.16       5.80
 1994        10.43     0.56     (0.72)     (0.55)   (0.18)    9.54 (1.47)    15,021   1.16      5.09       1.22       5.03
 1993(2)     10.00     0.54      0.94      (0.64)   (0.41)   10.43 16.33     16,488   1.21      5.95       1.21       5.95
 --------------------------
 TREASURY MONEY MARKET FUND
 --------------------------
 1996       $ 1.00    $0.05    $ 0.00     $(0.05)  $ 0.00   $ 1.00  4.80%  $156,455   0.44%     4.70%      0.59%      4.55%
 1995         1.00     0.05      0.00      (0.05)    0.00     1.00  5.28    110,475   0.44      5.16       0.59       5.01
 1994         1.00     0.04      0.00      (0.04)    0.00     1.00  3.58    111,545   0.45      3.50       0.61       3.34
 1993(1)      1.00     0.03      0.00      (0.03)    0.00     1.00  2.56    108,495   0.47      2.53       0.62       2.38
 ----------------------------
 GOVERNMENT MONEY MARKET FUND
 ----------------------------
 1996        $1.00    $0.05     $0.00      (0.05)   $0.00    $1.00  5.08%  $256,392   0.44%     4.96%      0.44%      4.96%
 1995         1.00     0.05      0.00      (0.05)    0.00    $1.00  5.59    207,615   0.42      5.45       0.42       5.45
 1994         1.00     0.04      0.00      (0.04)    0.00    $1.00  3.89    157,140   0.42      3.81       0.42       3.81
 1993(1)      1.00     0.03      0.00      (0.03)    0.00    $1.00  3.00    159,401   0.45      2.92       0.45       2.92
 -----------------
 MONEY MARKET FUND
 -----------------
 1996        $1.00    $0.05     $0.00     $(0.05)   $0.00    $1.00  5.13%  $598,715   0.43%     5.02%      0.58%      4.87%
 1995         1.00     0.06      0.00      (0.06)    0.00    $1.00  5.64    475,688   0.41      5.50       0.56       5.35
 1994         1.00     0.04      0.00      (0.04)    0.00    $1.00  3.97    460,583   0.41      3.93       0.56       3.78
 1993(1)      1.00     0.03      0.00      (0.03)    0.00    $1.00  3.01    367,110   0.46      2.92       0.61       2.77
           Portfolio  Average
           Turnover  Commission
             Rate     Rate+++
--------------------------------------------
 ----------------------------
 TAX-EXEMPT FIXED INCOME FUND
 ----------------------------
 1996          98%      N/A
 1995         129       N/A
 1994         146       N/A
 1993(1)      149       N/A
 -------------------------------
 INTERNATIONAL FIXED INCOME FUND
 -------------------------------
 1996          85%      N/A
 1995         105       N/A
 1994         138       N/A
 1993(2)      146       N/A
 --------------------------
 TREASURY MONEY MARKET FUND
 --------------------------
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(1)      N/A       N/A
 ----------------------------
 GOVERNMENT MONEY MARKET FUND
 ----------------------------
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(1)      N/A       N/A
 -----------------
 MONEY MARKET FUND
 -----------------
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(1)      N/A       N/A

================================================================================
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on February 7, 1993. All ratios and total returns for the period have been annualized.

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

                                                                                                                   Ratio of
                                                                                                                     Net
                                                                                                                  Investment
                                Net                                                          Ratio of   Ratio of   Income/
                              Realized                                                         Net      Expenses    (Loss)
                                and                Distri-   Net                   Ratio of Investment     to         to
              Net            Unrealized            butions  Asset           Net    Expenses   Income    Average    Average
             Asset     Net     Gains    Dividends    from   Value          Assets     to        to        Net        Net
             Value   Invest-  (Losses)   from Net  Realized  End           End of  Average   Average     Assets     Assets
           Beginning  ment       on     Investment Capital    of   Total   Period    Net       Net     (Excluding (Excluding
           of Period Income  Securities   Income    Gains   Period Return  (000)    Assets    Assets    Waivers)   Waivers)
----------------------------------------------------------------------------------------------------------------------------
 ----------------------------
 TAX-EXEMPT MONEY MARKET FUND
 ----------------------------
 1996        $1.00    $0.03    $0.00      $(0.03)   $0.00   $1.00   3.14% $187,629   0.40%     3.10%      0.56%      2.94%
 1995         1.00     0.03     0.00       (0.03)    0.00   $1.00   3.49   167,945   0.41      3.44       0.56       3.29
 1994         1.00     0.02     0.00       (0.02)    0.00   $1.00   2.50   161,054   0.43      2.52       0.59       2.36
 1993(1)      1.00     0.02     0.00       (0.02)    0.00   $1.00   1.98   116,000   0.45      1.97       0.60       1.82
           Portfolio  Average
           Turnover  Commission
             Rate     Rate+++
--------------------------------------------
 ----------------------------
 TAX-EXEMPT MONEY MARKET FUND
 ----------------------------
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(1)      N/A       N/A

================================================================================
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.

YOUR ACCOUNT AND DOING BUSINESS WITH US

Common Shares of a Fund are sold on a continuous basis and may be purchased directly from the Rembrandt Funds, 4400 Computer Drive, Westborough, Massachusetts 01581, either by mail, telephone or by wire. Shares may also be purchased through a variety of channels, including wrap programs, retirement plans, discount brokerage programs and through various brokerage firms including Jack White & Company, Lombard Institutional, and Quick & Reilly. For more information about the following topics, see "Additional Information About Doing Business with Us."
--------------------------------------------------------------------------------
HOW TO BUY
COMMON SHARES
FROM THE
TRANSFER AGENT
 ................................................................................
 [SYMBOL APPEARS HERE] HOW DO I OBTAIN AN APPLICATION?

 Account Application forms can be obtained by calling 1-800-443-4725.
 ................................................................................

Opening an       You may purchase Common Shares of a Fund by completing and
Account By       signing an Account Application form and mailing it, along
Mail             with a check (or other negotiable bank instrument or money order) payable to "Rembrandt Funds(R), [Fund Name]," to
                 Rembrandt Funds, P.O. Box 419402, Kansas City, Missouri 64141-
                 6402. Subsequent purchases of shares may be made at any time by mailing a check (or other negotiable bank instrument or
                 money order) to the Transfer Agent.
                    All purchases made by check should be in U.S. dollars and
                 made payable to the Rembrandt Funds(R). Third party checks, credit cards, credit card checks and cash will not be
                 accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 days.
By Telephone     If an Account Application has been previously received, you also may purchase shares over the telephone by calling 1-800-
                 443-4725. Orders by telephone will not be executed until payment has been received. If a check received for purchase of Common Shares does not clear, the purchase will be canceled and you could be liable for any losses or fees incurred.

By Wire If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of a Fund by requesting your bank to transmit funds by wire to: United Missouri Bank, N.A.; ABA #10-10-00695; for Account Number 98-7052-349-3; Further Credit: [Name of Fund]. Your name and account number must be specified in the wire. Your bank may impose a fee for investments by wire.

                    Initial Purchases: Before making an initial investment by
                 wire, you must first telephone 1-800-443-4725 to be assigned an account number. Your name, account number, taxpayer
                 identification number or Social Security number, and address must be specified in the wire. In addition, an Account
                 Application should be promptly forwarded to: Rembrandt Funds,
                 P.O. Box [  ], Westborough, Massachusetts 01581.
                    Subsequent Purchases: Additional investments may be made
                 at any time through the wire procedures described above,
                 which must include your name and account number.
Other            Other shareholders who desire to transfer the registration of
Information      their shares should contact the Administrator by calling 1-
Regarding        800-443-4725.
Purchases

 ................................................................................

[LOGO OF REMBRANDT APPEARS HERE]
     HOW DOES AN
     EXCHANGE TAKE
     PLACE?

 When making an exchange, you authorize the sale of your shares of one or more Funds in order to purchase the shares of another Fund. In other words, you are executing a sell order and then a buy order. This sale of your shares is a taxable event which could result in a taxable gain or loss.

 ................................................................................

                    Purchases of Common Shares may be made by direct deposit
                 or Automated Clearing House transactions.
                    No certificates representing shares will be issued.

Automatic        You may systematically buy Common Shares through deductions
Investment       from your checking accounts, provided these accounts are
Plan ("AIP")     maintained through banks which are part of the Automated
                 Clearing House system. Upon notice, the amount you commit to the AIP may be changed or canceled at any time. The minimum pre-authorized investment amount is $50 per month. Employees of ABN AMRO North America, Inc. or its affiliates who have arranged to purchase shares through the Automatic Investment
                 Plan (AIP) may open an account with no minimum initial purchase amount. You may obtain an AIP application form by calling 1-800-443-4725. If you purchased shares through a financial intermediary, contact your intermediary to find out if the AIP is available to you. See "Doing Business Through
                 Intermediaries."

EXCHANGING
SHARES
When Can You     Once payment for your shares has been received and accepted
Exchange         (i.e., an account has been established), you may exchange some
Shares?          or all of your Common Shares for Common Shares of other Funds within the Trust. Exchanges are made at net asset value. For an established account, exchanges will be made only after
                 instructions in writing or by telephone (an "Exchange
                 Request") are received by the Transfer Agent.
                    The Trust reserves the right to change the terms and
                 conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days' notice.
Requesting an    To request an exchange, you must provide proper written
Exchange of      instructions to the Transfer Agent. Telephone exchanges will
Shares           also be accepted if you previously elected this option on
                 your account application.

                    If an Exchange Request in good order is received by the
                 Transfer Agent by the time the net asset value is calculated, for the Equity, Balanced and Fixed Income Funds and by 1:00 p.m., Eastern time for Money Market Funds, on any Business Day, the exchange usually will occur on that day.

                    Exchange orders for the Government Money Market Fund and
                 the Money Market Fund submitted to the Transfer Agent before 5:00 p.m., Eastern time, by accounts for which ABN AMRO North America, Inc. or its affiliates act in a fiduciary, agency, investment advisory or custodial capacity will become effective at the net asset value determined as of 5:00 p.m., Eastern time that same day.


REDEMPTION OF    You may redeem your shares on any Business Day, by mail or by
SHARES           telephone. Redemption orders for the Equity, Balanced and
                 Fixed Income Funds must be received by the time net

 ................................................................................
 [SYMBOL APPEARS HERE] WHAT IS A SIGNATURE GUARANTEE?

 A signature guarantee verifies the authenticity of your signature and may be obtained from any of the following: banks, brokers, dealers, certain credit unions, securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.
 ................................................................................

                 asset value is calculated. Redemption orders for the Money
                 Market Funds must be received by 1:00 p.m., Eastern time.
                 Redemption orders for the Government Money Market Fund and the
                 Money Market Fund submitted to the Transfer Agent before 5:00
                 p.m., Eastern time, by accounts for which ABN AMRO North
                 America, Inc. or its affiliates act in a fiduciary, agency, investment advisory or custodial capacity will become effective at the net asset value determined as of 5:00 p.m., Eastern time that same day.
By Mail          A written request for redemption must be received
                 by the Transfer Agent in order to constitute a valid request for redemption. The Transfer Agent may require that the
                 signature on the written request be guaranteed by a bank
                 which is a member of the Federal Deposit Insurance
                 Corporation, a trust company, broker, dealer, credit union
                 (if authorized under state law), securities exchange or
                 association, clearing agency or savings association. The
                 signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for $5,000 worth of shares or less, (2) the redemption check is payable to the Shareholder(s) of record, and (3) the redemption check is mailed to the Shareholder(s) at the address of record or to a commercial bank account previously designated either on the Account Application or by written instruction to the
                 Transfer Agent.
By Telephone     Shares may be redeemed by telephone if you elect that
                 option on your Account Application.
Redemption       Payment for shares redeemed generally will be made within
Proceeds         seven days after receipt by the Transfer Agent of the valid request for redemption. The Funds intend to pay cash for all shares redeemed, but under conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, you may incur brokerage costs in converting such securities to cash.
                    You may have the proceeds mailed to your address or mailed or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to a designated bank account.
                 Under most circumstances, payments will be wired on the next
                 Business Day following receipt of a valid request for redemption. Wire transfer redemption requests may be made by calling the Transfer Agent at 1-800-443-4725, who will deduct a wire charge of $10.00 from the amount of the redemption.
                 Redemption proceeds may not be transmitted by Federal Reserve wire on federal holidays restricting wire transfers.

Communicating      Neither the Trust nor the Transfer Agent will be
with the           responsible for any loss, liability, cost or expense for
Transfer Agent     acting upon wire instructions or upon telephone
                   instructions that it reasonably believes to be genuine. The
                   Trust and the Transfer Agent will each employ reasonable
                   procedures to confirm that instructions communicated by
                   telephone are genuine, including requiring a form of
                   personal identification prior to acting upon instructions
                   received by telephone and recording telephone instructions.
                   If market conditions are extraordinarily active, or other
                   extraordinary circumstances exist, and you experience
                   difficulties placing redemption orders by telephone, you
                   may wish to consider placing the order by other means. You may not close your account by telephone.
Other              All redemption orders are effected at the net asset value
Information        per share next determined after receipt of a valid request
Regarding          for redemption, as described above.
Redemptions           At various times, a Fund may be requested to redeem
                   shares for which it has not yet received good payment. In
                   such circumstances, the forwarding of proceeds will be
                   delayed for at least 15 days from the date of purchase or
                   until payment has been collected for the purchase of such
                   shares.
                      See "Purchase and Redemption of Shares" in the Statement
                   of Additional Information for examples of when your right
                   to redeem your shares may be suspended.
Systematic         The Funds offer a Systematic Withdrawal Plan ("SWP") for
Withdrawal Plan    shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, your account must have a current value of $5,000 or more. You may elect to receive automatic payments via check or Automated
                   Clearing House of $50 or more on a monthly, quarterly, semi-annual or annual basis. A SWP Application Form may be obtained by calling 1-800-443-4725.
                      You should realize that if withdrawals exceed income
                   dividends, your invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, you must have your dividends automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer Agent.
                      If you purchased shares through a financial
                   Intermediary, contact your Intermediary to find out if the SWP is available to you. See "Doing Business Through
                   Intermediaries."

CHECKWRITING       Checkwriting is offered free of charge to Common Shares
SERVICE            shareholders in the Money Market Funds. You may redeem your
(Money Market      money market fund common shares by writing checks on your
Funds)             account for $100 or more. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and the your account will continue to earn dividends until the check clears.
                      Because of the difficulty of determining in advance the
                   exact value of a Fund account, you may not use a check to close your account. The checks are free, but your account will be charged a fee for stopping payment of a check upon your request or if the check cannot be honored because of insufficient funds or other valid reasons.
                    If you purchased money market fund shares through a
                 financial Intermediary contact your Intermediary to find out if checkwriting services are available to you. See "Doing Business Through Intermediaries."

DOING BUSINESS   Common Shares of the Funds may be purchased through financial
THROUGH          institutions or broker-dealers which have established a
INTERMEDIARIES   dealer agreement with the Distributor ("Intermediaries").
                 Each Intermediary may impose its own rules regarding investing in the Funds, including procedures for purchases, redemptions, and exchanges. Contact your Intermediary for information about the services available to you and for specific instructions on how to buy, sell and exchange shares. Certain Intermediaries may charge account fees.
                 Information concerning any charges will be provided to you by your Intermediary. Some Intermediaries may be required to register as broker-dealers under state law.
                    The shares you purchase through your Intermediary may be
                 held "of record" by that Intermediary. If you want to transfer the registration of shares beneficially owned by you, but held "of record" by your Intermediary, you should call your Intermediary to request this change.

INVESTMENT
OBJECTIVES AND
POLICIES _____________________________________________________________________
VALUE FUND       The Value Fund seeks a high level of total return through
                 capital appreciation and current income.

 ................................................................................
[SYMBOL APPEARS HERE] WHAT ARE INVESTMENT  OBJECTIVES AND POLICIES?

 Each Fund's investment objective is a statement of what it seeks to achieve. It is important to make sure that the investment objective matches your own financial needs and circumstances. The investment policies section spells out the types of securities in which each Fund invests.
 ................................................................................


                    The Value Fund will invest at least 65% of its total assets in U.S. common stocks that the Advisor believes are undervalued and present the opportunity to increase shareholder value. The Value Fund will invest in common stocks that are traded on a national securities exchange or are actively traded in the over-the-counter market and that: (i) have below average price to earnings, price to book value, price to sales or price to cash flow ratios and/or above average dividend yields; and (ii) are issued by companies that the Advisor believes are financially sound and showing improving fundamentals not yet reflected in the market.

                    Any remaining assets of the Fund may be invested in: (i)
                 warrants to purchase common stocks; (ii) debt securities convertible into common stocks rated in the highest four rating categories by a nationally recognized statistical rating organization ("NRSRO")
                  or determined by the Advisor to be of comparable quality at the time of purchase; (iii) preferred stock convertible into common stocks; and (iv) U.S. dollar denominated equity securities of foreign issuers (including sponsored American Depositary Receipts ("ADRs")). The Fund will invest in securities of foreign issuers only if they are listed on national securities exchanges or actively traded in the over-the-counter market. The Fund will invest in options and futures for hedging purposes only.

GROWTH FUND       The Growth Fund seeks a high level of total return primarily through capital appreciation.
                     The Growth Fund will invest at least 65% of its total
                  assets in the common stock of corporations of any size that, in the Advisor's opinion, have strong prospects for appreciation through growth in earnings. The Growth Fund invests primarily in common stocks that: (i) are traded on a national securities exchange or are actively traded in the over-the-counter market and have an average trading volume of more than $1 million per day; (ii) have sales and earnings growth rates that exceed the growth rate of the Gross Domestic Product; and (iii) maintain a positive return on equity and total assets.
                     Any remaining Fund assets may be invested in: (i)
                  warrants to purchase common stocks; (ii) debt securities convertible into common stocks; (iii) preferred stock convertible into common stocks; and (iv) U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs). The Fund will invest in securities of foreign issuers only if they are listed on national securities exchanges or actively traded in the over-the-counter market. The Fund will invest in options and futures for hedging purposes only.

SMALL CAP FUND    The Small Cap Fund seeks a high level of total return
                  primarily through capital appreciation.
                     The Small Cap Fund will invest at least 65% of its total
                  assets in the common stocks of corporations with smaller capitalization levels that the Advisor believes have strong prospects for appreciation through growth in earnings. The
                  Advisor's emphasis will be on a diversified portfolio of common stocks of companies with aggregate market capitalization of less than $1 billion. In selecting stocks for the Fund, factors reviewed will include sales and earnings growth rates and the strength of the issuer's balance sheet.
                     Because the Fund invests primarily in common stocks of
                  smaller capitalization companies, the Fund's shares may fluctuate significantly in value, and thus may be more suitable for long-term investors who can bear the risk of short-term fluctuations.
                     Any remaining Fund assets may be invested in: (i)
                  warrants to purchase common stocks; (ii) debt securities convertible into common stocks; (iii) preferred stock convertible into common stocks; and (iv) U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs). The Fund will invest in equity securities of foreign issuers that satisfy in substance the criteria for investing in smaller capitalization stocks set forth above. The Fund will invest in equity securities of foreign issuers only if they are listed on national securities exchanges or actively traded in the over-the-counter market.
                  The Fund will invest in options and futures for hedging purposes only.

INTERNATIONAL     The International Equity Fund seeks a high level of total
EQUITY FUND       return through capital appreciation and current income.
                     The International Equity Fund will invest at least 65% of
                  its total assets in equity securities of issuers in at least three countries other than the U.S.

                     While the Fund will not necessarily spread its
                  investments among more than three countries other than the U.S., the Advisor intends to diversify its investments among countries to reduce currency risk. Investments will be made primarily in common stocks of companies domiciled in developed countries, but may be made in the securities of companies domiciled in developing countries, as well. Although the Fund will invest primarily in securities listed on national stock exchanges, it will also invest in securities actively traded in over-the-counter markets. Securities of companies in developing countries may pose liquidity risks. The Fund may invest or hold a portion of its assets in U.S. dollars and foreign currencies, including multinational currency units. A portion of the Fund's total assets normally will be held in U.S. dollars.
                     Any remaining Fund assets will be invested in common
                  stocks of closed-end management investment companies that invest primarily in international common stocks, stocks of U.S. issuers listed on national securities exchanges or actively traded in the over-the-counter market, convertible securities of U.S. issuers (whether or not they are listed on national securities exchanges) and money market instruments. The Fund will invest in options and futures for hedging purposes only.

TRANSEUROPE       The TransEurope Fund seeks a high level of total return
FUND              through capital appreciation and current income.
                     The TransEurope Fund will invest as fully as feasible
                  (and at least 65% of its total assets) in equity securities of European issuers located in Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain,
                  Sweden, Switzerland and the United Kingdom. Investments may also be made in the equity securities of issuers located in the smaller and emerging markets of Europe. The Fund may also invest in the equity securities of issuers in the following Eastern European countries: the Czech Republic,
                  Hungary, Poland and Slovakia. Emerging markets are subject to special risks not associated with domestic markets. See
                  "Certain Risk Factors."

                     The Fund's remaining assets will be invested in money
                  market instruments of European issuers. The Fund will invest in options and futures for hedging purposes only. The Fund may invest or hold a portion of its assets in U.S. dollars and European currencies, including multinational currency units. A portion of the Fund's total assets normally will be held in U.S. dollars.
                     The Fund currently is not offering its shares to the
                  public.

ASIAN TIGERS      The Asian Tigers Fund seeks to achieve capital appreciation.
FUND                 The Asian Tigers Fund will invest primarily in equity
                  securities that are traded on recognized stock exchanges of the countries of Asia and in equity securities of companies organized under the laws of an Asian country. The Fund may also invest in sponsored ADRs of Asian issuers that are traded on stock exchanges in the United States. The Fund does not intend to invest in securities which are principally traded in markets in Japan or in companies organized under the laws of Japan.
                     Under normal circumstances, at least 65% of the total
                  assets of the Fund will be invested in equity securities of issuers located in some or all of the following Asian countries: China, Hong Kong, Indonesia, Malaysia, the
                  Philippines, Singapore and Thailand. The Fund may also invest in common stocks traded on markets in India, Pakistan, Sri Lanka, South Korea and Taiwan, and may invest up to 5% of its net assets in other developing markets. The
                  Fund has no set policy for allocating investments among the several Asian countries. Allocation of investments among the various countries will depend on the relative attractiveness of the stocks of issuers in the respective countries.
                  Government regulation and restrictions in many of the countries of interest may limit the amount, mode, and extent of investment in companies of such countries.

                     Any of the Fund's remaining assets will be invested in
                  common stocks of closed-end management investment companies that invest primarily in common stocks of Asian countries or money market instruments of Asian issuers.
                     In selecting industries and particular issuers, the
                  Advisor will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Fund seeks to invest in larger companies, it may invest in medium and small companies that, in the Advisor's opinion, have potential for growth.

                     While the Fund intends to invest primarily in securities
                  listed on stock exchanges, it may also invest in securities traded in over-the-counter markets, which may pose liquidity risks. No more than 5% of the Fund's net assets will be invested in unlisted securities. The Fund will invest in options and futures for hedging purposes only. The Fund may invest or hold a portion of its assets in U.S. dollars and Asian currencies. A portion of the Fund's total assets normally will be held in U.S. dollars.

LATIN AMERICA     The Latin America Equity Fund seeks long-term capital
EQUITY FUND       appreciation.
                     The Fund will invest primarily in equity securities of
                  (i) companies organized in, or for which the principal securities trading market is in Latin America, and (ii) companies, wherever organized, that, in one of the last two fiscal years derived more than 50% of their annual revenues or profits from goods produced, sales made or services performed in Latin America ("Latin American issuers"). Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of Latin
                  American issuers.
                     The Fund seeks to benefit from economic and other
                  developments in Latin America. The Advisor and Sub-Advisor believe that investment opportunities may be present in Latin America as a result of an evolving long-term international trend encouraging greater market orientation and diminishing governmental intervention in economic affairs. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of certain Latin
                  American countries.

                  For the purpose of this prospectus, Latin America includes Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, the Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay, Venezuela, and the Spanish-speaking island nations of the Caribbean (not including Cuba and Haiti). Although the Fund has no set policy for allocating investments among Latin American countries, it is currently contemplated that the Fund will emphasize investments in issuers located in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The Fund may be precluded from investing in certain of the remaining eleven countries and certain Spanish-speaking islands until such time as adequate custodial arrangements can be established. Government regulation and restrictions may limit the amount, mode and extent of investment in companies in such countries.

                     Although the Fund intends to invest primarily in equity
                  securities listed on stock exchanges, it may also invest in securities traded in over-the-counter markets and in securities for which there is no organized market.

                     The Fund may invest in investment grade debt securities,
                  including debt securities issued or guaranteed by a Latin American government or governmental entity ("Sovereign Debt"), obligations of supranational entities, Brady Bonds and money market instruments.


                     For hedging purposes only, the Fund may also enter into
                  options, futures, interest rate swaps, currency transactions, caps, collars and floors. The Fund may also write (i.e., sell) covered call options on the securities in which it may invest. The Fund may invest or hold a portion of its assets in U.S. dollars and Latin American currencies. A portion of the Fund's total assets normally will be held in U.S. dollars.


                     The Fund is non-diversified for purposes of the
                  Investment Company Act of 1940, as amended (the "1940 Act"), which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.


REAL ESTATE       The Real Estate Fund seeks a high level of total return, a
FUND              combination of growth and income, primarily through
                  investments in equity securities of companies principally engaged in the real estate industry. Equity securities include common stock, shares or units of beneficial interests of real estate investment trusts ("REITs"), limited partnership interests in master limited partnerships, rights or warrants to purchase common stock, preferred stock and securities convertible into or exchangeable for common stock.


                     The Fund will normally invest at least 65% of its assets
                  in equity securities of U.S. or foreign companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate, or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies in the real estate industry may include, but are not limited to, REITs or other securitized real estate investments, master limited partnerships that are treated as corporations for Federal income tax purposes and that invest in interests in real estate, real estate operating companies, real estate brokers or developers, financial institutions that make or service mortgages, and companies with substantial real estate holdings, such as lumber and paper companies, hotel companies, residential builders and land-rich companies. The Fund will not invest in real estate directly.

                     Any remaining assets of the Fund may be invested in
                  securities of companies outside the real estate industry, including: U.S. dollar denominated equity securities of foreign issuers, including sponsored ADRs; fixed income securities rated in the four highest rating categories by an NRSRO; money market instruments and U.S. Government securities. The Fund may engage in short sales.

                     The Fund may invest in convertible securities whether or
                  not they are listed on national securities exchanges. Convertible Securities that are fixed income securities will be rated in the four highest rating categories by an NRSRO. The Fund may invest up to 100% of its assets in equity securities of foreign companies principally engaged in the real estate industry.

                     The Fund is non-diversified for purposes of the 1940 Act,
                  which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

BALANCED FUND     The Balanced Fund seeks a favorable total rate of return
                  through current income and capital appreciation consistent with preservation of capital, by investing in a portfolio comprised of fixed income and equity securities.

                     The Balanced Fund will invest at least 80% of its net
                  assets in fixed income and equity securities, with at least 25% of its assets in fixed income senior securities. Permissible investments for the Fund include: (i) corporate bonds and debentures of U.S. or foreign issuers rated in the highest four rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of purchase; (ii) securities denominated in U.S. dollars or in foreign currencies, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities or issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (iii) short-term commercial paper of U.S. or foreign issuers rated in the highest two rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment; (iv) obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions, and U.S. and London branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (v) obligations denominated in U.S. dollars or foreign currencies of supranational entities rated in the highest three rating categories by an NRSRO;
                  (vi) mortgage-backed securities rated in the highest three rating categories by an NRSRO; (vii) asset-backed securities rated in the highest three rating categories by an NRSRO;

                  (viii) STRIPS and receipts; (ix) repurchase agreements involving such securities; (x) loan participations, in which the Fund will not invest more than 5% of its total assets;
                  (xi) guaranteed investment contracts ("GICs") and bank investment contracts ("BICs") deemed by the Advisor to be of investment grade; (xii) swaps; (xiii) municipal notes rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality; and (xiv) municipal bonds rated in the highest three rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality. The Balanced Fund is not subject to maturity restrictions. The Balanced Fund may invest up to 15% of its assets in fixed income securities that are either denominated in foreign currencies or issued by foreign issuers, provided that assets invested in such securities will not constitute more than 50% of the assets of the Balanced Fund invested in fixed income securities.
                     The remainder of the Fund's assets will be invested in:
                  (i) common stocks; (ii) warrants to purchase common stocks;
                  (iii) debt securities convertible into common stocks; (iv) preferred stocks convertible into common stocks; (v) U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs); (vi) foreign securities; and
                  (vii) equity options. The equity securities in which the Fund will invest are listed on national securities exchanges or actively traded in the over-the-counter market. The Fund will invest, based on dividend paying characteristics and growth potential, in equity securities of companies of all sizes. There are no minimum rating criteria applicable to convertible securities.
                     The Balanced Fund is also permitted to invest in options
                  and futures (for hedging purposes only), engage in securities lending, acquire floating and variable rate securities, enter into dollar roll transactions with selected banks and broker-dealers and purchase securities on a when-issued basis where the purchase is for investment in the securities, not for leveraging, and subject to the investment restrictions described above.

FIXED INCOME      The Fixed Income Fund seeks a high level of total return
FUND              relative to funds with like investment objectives, from
                  income and, to a lesser degree, capital appreciation by investing in a portfolio consisting primarily of quality intermediate- and long-term fixed income securities.

                     The Fixed Income Fund will invest as fully as feasible
                  (and at least 65% of its total assets) in the following fixed income securities: (i) corporate bonds and debentures rated in the highest four rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of purchase; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (iii) short-term commercial paper rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of investment; (iv) obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions, and

                  U.S. and London branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment;
                  (v) U.S. dollar denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (vi) U.S. dollar denominated obligations of supranational entities rated in the highest three rating categories by an NRSRO; (vii) mortgage-backed securities rated in the highest three rating categories by an NRSRO; (viii) asset-backed securities rated in the highest three rating categories of an NRSRO; (ix) STRIPS and receipts evidencing separately traded interest and principal component parts of U.S. Government obligations ("Receipts");
                  (x) repurchase agreements involving such securities; (xi) loan participations, in which the Fund will not invest more than 5% of its total assets; (xii) GICs; (xiii) BICs; (xiv) swaps; (xv) municipal notes rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality; and (xvi) municipal bonds rated in the highest three rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality.
                     There are no restrictions on the average maturity of the
                  Fund or on the maturity of any single instrument. Maturities may vary widely depending on the Advisor's assessment of interest rate trends and other economic and market factors. The estimated dollar-weighted average portfolio maturity of the Fund is approximately eight years.
                     Any remaining assets of the Fund may be invested in
                  variable and floating rate obligations, dollar rolls, forward commitments, when-issued securities, and securities of foreign issuers. In addition, the Fund may lend the securities in which it is invested. The Fund may invest in options and futures for hedging purposes only.

INTERMEDIATE      The Intermediate Government Fixed Income Fund seeks a high
GOVERNMENT        level of total return relative to funds with like investment
FIXED INCOME      objectives, consistent with preservation of capital from
FUND              income and, to a lesser degree, capital appreciation, by
                  investing in a portfolio consisting of short- and intermediate-term U.S. Government securities.

                     The Intermediate Government Fixed Income Fund will invest
                  100% of its total assets in government securities, which include obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. The Fund may invest up to 100% of its assets in mortgage-backed securities.
                     Normally, the Fund will maintain an average weighted
                  maturity of three to ten years; under certain circumstances, however, the average weighted maturity may fall below three years. The Fund may invest in options and futures for hedging purposes only.

TAX-EXEMPT        The Tax-Exempt Fixed Income Fund seeks a high level of total
FIXED INCOME      return, relative to funds with like investment objectives,
FUND              consistent with preservation of capital, from income by
                  investing in a portfolio consisting primarily of securities that are exempt from Federal income tax and not subject to taxation as a preference item for purposes of the Federal alternative minimum tax.

                     The Tax-Exempt Fixed Income Fund will invest as fully as
                  feasible (at least 65% of the value of its total assets) in fixed income securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, rated in the highest four rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality, and will invest at least 80% of its net assets in comparably-rated fixed income securities the interest on which is exempt from Federal income tax and which are not subject to taxation as a preference item for purposes of the Federal alternative minimum tax.
                     The remainder of the Fund's assets may be invested in:
                  (i) short-term, tax-exempt commercial paper rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of investment; (ii) municipal notes rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality; (iii) fixed income options and futures; (iv) asset-backed securities; (v) Receipts; (vi) securities issued or guaranteed by the U.S. Government or its agencies; and (vii) corporate bonds rated in one of the three highest categories by an NRSRO.
                     There are no restrictions on the average maturity of the
                  Fund or the maturity of any single instrument. Maturities may vary widely depending on the Advisor's assessment of interest rate trends and other economic and market factors. The Fund may invest in options and futures for hedging purposes only.

INTERNATIONAL     The International Fixed Income Fund, formerly the Global
FIXED INCOME      Fixed Income Fund, seeks a high level of total return
FUND              relative to funds with like investment objectives, measured in U.S. dollar terms, from income and capital appreciation by investing in a portfolio consisting of investment quality fixed income securities denominated in foreign currencies.
                     The International Fixed Income Fund will invest as fully
                  as feasible (at least 65% of its total assets) in investment quality fixed income securities of issuers in at least three of the following countries: Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy,
                  Japan, Luxembourg, The Netherlands, New Zealand, Norway,
                  Spain, Sweden, Switzerland and the United Kingdom.
                     The Fund strives to take maximum advantage of financial
                  and economic developments and currency fluctuations. All investments will be in high quality securities denominated in various currencies, including the European Currency Unit.
                     Fixed income securities consist of: (i) corporate bonds
                  and debentures rated in the highest four rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of purchase; (ii) short-term commercial paper rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of investment; (iii) securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (iv) obligations of supranational entities; (v) repurchase agreements involving such securities; (vi) loan participations, in which the Fund will not invest more than 5% of its total assets; and (vii) swaps, fixed income options and futures.

                     Any remaining Fund assets will be invested in: (i)
                  securities denominated in U.S. dollars or foreign currencies comparable in quality to the fixed income instruments described above; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities; (iii) obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions, and U.S. and London branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (iv) mortgage-backed securities rated in the highest three rating categories by an NRSRO; (v) asset-backed securities rated in the highest three rating categories by an NRSRO; (vi) Receipts; (vii) GICs; and
                  (viii) BICs. The Fund may invest or hold a portion of its assets in U.S. dollars and foreign currencies, including multinational currency units. A portion of the Fund's total assets normally will be held in U.S. dollars.
                     There are no restrictions on the average maturity of the
                  Fund or on the maturity of any single instrument. Maturities may vary widely depending on the Advisor's assessment of interest rate trends and other economic and market factors. The Fund may invest in options and futures for hedging purposes only.

                     The Fund is non-diversified for purposes of the 1940 Act,
                  which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

LIMITED           The Limited Volatility Fixed Income Fund seeks a high level
VOLATILITY        of current income, consistent with relative stability of
FIXED INCOME      principal, by investing primarily in a portfolio consisting
FUND              of short- and intermediate-term fixed income securities.

                     The Limited Volatility Fixed Income Fund will invest as
                  fully as feasible (at least 65% of its total assets) in the following short- and intermediate-term taxable fixed income obligations: (i) corporate bonds and debentures rated in the highest four rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of purchase; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (iii) short-term commercial paper rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of purchase; (iv) obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions, and U.S. and London branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (v) U.S. dollar denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (vi) U.S. dollar denominated obligations of supranational entities rated in the highest three rating categories by an NRSRO;
                  (vii) mortgage-backed securities rated in the highest three rating categories by an NRSRO; (viii) asset-backed securities rated in the highest three rating categories by an NRSRO; (ix) Receipts; (x) repurchase agreements involving such securities; (xi) swaps; (xii) municipal notes rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality; and
                  (xiii) municipal bonds rated in the highest three rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality. The Fund will also invest in fixed income options and futures for hedging purposes only.
                     The Fund may also invest in dollar roll transactions,
                  variable and floating rate obligations, forward commitments, when-issued securities, and securities of foreign issuers. In addition, the Fund may lend the securities in which it is invested under certain conditions.
                     The dollar-weighted average maturity of the Fund will be
                  less than six years. The Advisor may shorten the average maturity substantially, as a temporary defensive position, in anticipation of a change in the interest rate environment. The Fund currently is not offering its shares to the public.

TREASURY MONEY    The Treasury Money Market Fund seeks to preserve principal
MARKET FUND       value and maintain a high degree of liquidity while
                  providing current income by investing in U.S. Treasury obligations.
                     The Treasury Money Market Fund invests in bills, notes,
                  and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Book Entry System
                  (such component parts of obligations are commonly known as "STRIPS" and all of the foregoing obligations are referred to herein collectively as "U.S. Treasury Obligations").

                     The Fund's investments in STRIPS will be limited to
                  components with maturities of less than 397 days. Investing in these securities entails certain risks, including that interest components may be more volatile in value than comparable maturity Treasury bills, as further described in "Description of Permitted Investments and Risk Factors." The Fund will invest primarily in U.S. Treasury Obligations other than STRIPS and repurchase agreements.

GOVERNMENT        The Government Money Market Fund seeks to provide as high a
MONEY MARKET      level of current income as is consistent with preservation
FUND              of capital and liquidity by investing in obligations of the
                  U.S. Government, its agencies or instrumentalities.
                     The Government Money Market Fund invests exclusively in
                  high quality money market instruments denominated in U.S.
                  dollars consisting of (i) U.S. Treasury Obligations; (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (e.g., Government National
                  Mortgage Association ("GNMA"), Fannie Mae, Federal Home Loan
                  Mortgage Corporation ("FHLMC"), Federal Land Bank); and
                  (iii) repurchase agreements involving such obligations.

MONEY MARKET      The Money Market Fund seeks to provide as high a level of
FUND              current income as is consistent with the preservation of
                  capital and liquidity by investing exclusively in high quality money market instruments.
                     The Money Market Fund invests exclusively in the
                  following: (i) U.S. Treasury Obligations; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities; (iii) commercial paper of U.S. and foreign issuers rated in the highest two short-term rating categories of an NRSRO at the time of investment or, if unrated, determined by the Advisor to be of comparable quality; (iv) obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S.
                  commercial banks, U.S. savings and loan institutions, and U.S. and London branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment;
                  (v) short-term corporate obligations of U.S. and foreign issuers whose commercial paper the Fund may purchase; (vi) repurchase agreements involving such obligations; (vii) obligations of supranational entities; (viii) loan participations; (ix) receipts evidencing separately traded interest and principal component parts of U.S. Government obligations; (x) standby commitments; and (xi) municipal securities. The Fund may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks.

TAX-EXEMPT        The Tax-Exempt Money Market Fund seeks to preserve principal
MONEY MARKET      value and maintain a high degree of liquidity while
FUND              providing current income exempt from Federal income tax and not included as a preference item under the Federal alternative minimum tax.
                     The Tax-Exempt Money Market Fund invests at least 80% of
                  its total assets in eligible securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from Federal income tax (collectively, "Municipal Securities"). In pursuing this policy, the Fund may purchase municipal bonds, municipal notes, tax-exempt commercial paper rated in the highest two short-term rating categories by an NRSRO in accordance with SEC regulations at the time of investment or, if unrated, determined by the Advisor to be of comparable quality, and shares of tax-exempt money market funds.
                     The Advisor has discretion to invest up to 20% of the
                  Fund's assets in the aggregate in taxable money market instruments (including repurchase agreements) and securities subject to the Federal alternative minimum tax.
GENERAL
INVESTMENT
POLICIES _____________________________________________________________________

THE EQUITY AND    Each Fund will invest in equity securities only if they are
BALANCED FUNDS    listed on national securities exchanges or actively traded in the over-the-counter market. Each Fund may invest in convertible securities whether or not they are listed on national securities exchanges.

                     Each Fund will invest not more than 15% of its total
                  assets in restricted securities. Each Fund will not invest more than 15% of its net assets in illiquid securities.
                     A Fund may enter into futures contract transactions only
                  to the extent that obligations under such contracts represent less than 20% of the Fund's assets. The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by a Fund.

THE FIXED         Each Fund may purchase mortgage-backed securities issued or
INCOME AND        guaranteed as to payment of principal and interest by the
BALANCED FUNDS    U.S. Government, its agencies or instrumentalities. The
                  Fixed Income Fund, Tax-Exempt Fixed Income Fund,
                  International Fixed Income Fund, Limited Volatility Fixed
                  Income Fund and Balanced Fund may purchase mortgage-backed securities issued by non-governmental issuers that are rated in the highest three rating categories of an NRSRO.
                     The Fixed Income Fund, Intermediate Government Fixed
                  Income Fund, Limited Volatility Fixed Income Fund and
                  Balanced Fund may enter into dollar roll transactions with selected banks and broker-dealers.
                     The quality standards of debt securities and other
                  obligations as described for the Funds must be satisfied at the time an investment is made. In the event that an investment held by a Fund is assigned a lower rating or ceases to be rated, the Advisor will promptly reassess whether such security presents suitable credit risks and whether the Fund should continue to hold the security or obligation in its portfolio. If a portfolio security or obligation no longer presents suitable credit risks or is in default, the Fund will dispose of the security or obligation as soon as reasonably practicable unless the Trustees of the Trust determine that to do so is not in the best interest of the Fund.

                     Each Fund will invest not more than 15% of its total
                  assets in restricted securities. Each Fund will not invest more than 15% of its net assets in illiquid securities.
                     A Fund may enter into futures contract transactions only
                  to the extent that obligations under such contracts represent less than 20% of the Fund's assets. The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by a Fund.

THE MONEY         Each Money Market Fund intends to comply with regulations of
MARKET FUNDS      the SEC applicable to funds using the amortized cost method for calculating net asset value found in Rule 2a-7 under the 1940 Act. These regulations impose certain quality, maturity and diversification restraints on investments by the Funds.
                  Under these regulations, the Funds will invest only in U.S.
                  dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less. These constraints effectively preclude the Funds from investing in securities with interest rates as high as those of securities that may be acquired by Funds that are permitted to buy lower rated or longer term securities. For a further discussion of these rules, see the "Description of Permitted Investments and Risk
                  Factors--Restraints on Investments by Money Market Funds".
                     Each Money Market Fund will not invest more than 10% of
                  its net assets in illiquid securities.

ALL FUNDS         All Funds may invest in variable and floating rate
                  obligations and may purchase securities on a when-issued basis. A Fund (except the Money Market Funds) may enter into futures contracts and options on futures for bona fide hedging purposes only.

                     In addition, each Fund reserves the right to engage in
                  securities lending.
                     There will be no limit to the percentage of portfolio
                  securities that a Fund may purchase subject to a standby commitment, but the amount paid directly or indirectly for a standby commitment held by the Fund will not exceed 1/2 of 1% of the value of the total assets of the Fund.


                     For temporary defensive purposes, when the Advisor
                  determines that market conditions warrant, each of the Equity Funds, Fixed Income Funds and Balanced Fund may invest up to 100% of its assets in money market instruments, U.S. dollars and foreign currencies, including multinational currency units.

RATINGS NRSROs provide ratings for certain instruments in which the Funds may invest. For example, bonds rated in the fourth highest rating category have an adequate capacity to pay principal and interest but may have speculative characteristics as well.
                     For a description of ratings, see the Statement of
                  Additional Information.

CERTAIN RISK FACTORS ___________________________________________________________
                  The investment policies of each Fund entail certain risks and considerations of which an investor should be aware.

The Real Estate   Because the Real Estate Fund invests primarily in the
Industry          securities of companies principally engaged in the real
                  estate industry, its investments may be subject to the risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Fund's investments. The Fund's share price and investment return fluctuate, and a shareholder's investment when redeemed may be worth more or less than its original cost.

                     Certain of these securities that are issued by foreign
                  companies may be subject to the risks associated with investing in foreign securities in addition to the risks associated with the direct ownership of real estate.

REITs REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or its failure to maintain exemption from registration under the Investment Company Act of 1940 (the "1940 Act"). Rising interest rates may cause the value of the debt securities in which a Fund will invest to fall. Conversely, falling interest rates may cause their value to rise. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will effect a Fund's net asset value.

Equity            Investments in equity securities are generally subject to
Securities        market risks that may cause their prices to fluctuate over time. The values of convertible equity securities are also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate.

Fixed Income      There is a risk that the current interest rate on floating
Securities        and variable rate instruments may not accurately reflect
                  existing market interest rates.

                     Fixed income securities rated BBB by S&P or Baa by
                  Moody's (the lowest ratings of investment grade bonds) are deemed by these rating services to have speculative characteristics.

Foreign           The International Equity, TransEurope, Latin America Equity,
Securities        Asian Tigers and International Fixed Income Funds will, and certain other Funds may, invest in securities of foreign issuers. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities, including, among other risks, changes in currency rates and in exchange control regulations, costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulations of securities markets, withholding taxes and changes in taxes on income on securities, and possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits.

                     Certain Latin American countries are among the largest
                  debtors to commercial banks and foreign governments. Trading in Sovereign Debt involves a high degree of risk, since the governmental entity that controls the repayment of Sovereign Debt may not be willing or able to repay the principal and/or interest of such debt obligations when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. As a result, Latin American governments may default on their Sovereign Debt, which may require holders of such Sovereign Debt to participate in debt rescheduling or additional lending to defaulting governments. There is no bankruptcy proceeding by which defaulted Sovereign Debt may be collected in whole or in part.
                     Investments in securities of foreign issuers are
                  frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in emerging markets, including Latin American Markets. This may limit a Fund's ability to effectively hedge its investments in such markets.

Non-              A non-diversified Fund for purposes of the Investment
Diversification   Company Act of 1940, as amended (the "1940 Act"), means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

Concentration     The Real Estate Fund will concentrate its investments in
                  securities of companies primarily engaged in the real estate industry. As a result, the Fund may be more susceptible to the risks associated with the direct ownership of real estate than an investment company that does not concentrate its investments in this manner.

INVESTMENT
LIMITATIONS ____________________________________________________________________

                  No Equity, Fixed Income or Balanced Fund may:

                  1. Purchase securities of any issuer (except securities
                     issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund. This restriction applies to 75% of the Fund's assets, and does not apply to the Latin America Equity, International Fixed Income or Real Estate Funds.

                 2. Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; repurchase agreements involving such securities; and with respect to the Real Estate Fund, investments in the real estate industry) if, as a result, more than 25% of the total assets of the Fund are invested in the securities of one or more issuers whose principal business activities are in the same industry.

                 3. Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.
                 No Money Market Fund may:

                 1. Purchase securities of any issuer if, as a result, the
                    Fund would violate the diversification provisions under Rule 2a-7 of the 1940 Act.

                 2. Purchase securities of any issuer if, as a result, more than 25% of the total assets of the Fund are invested in the securities of one or more issuers whose principal business activities are in the same industry or securities the interest upon which is paid from revenue of similar type industrial development projects, provided that this limitation does not apply to (i) investment in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities or in repurchase agreements involving such securities; (ii) obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks; or (iii) tax-exempt securities issued by government or political subdivisions of governments.

                 3. Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.

                    The foregoing percentages will apply at the time of the
                 purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISOR ____________________________________________________________________

                 The Trust and ABN AMRO Asset Management (USA) Inc. (the "Advisor") (formerly LaSalle Street Capital Management, Ltd.), 208 South LaSalle Street, Chicago, Illinois 60604-1003 have entered into an advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the Funds' investment programs, subject to the supervision of, and policies established by, the Trustees of the Trust.

 ................................................................................
[SYMBOL APPEARS HERE] INVESTMENT ADVISOR

 A Fund's investment advisor manages the investment activities and is responsible for the performance of the Fund. The advisor conducts investment research, executes investment strategies based on an assessment of economic and market conditions, and determines which securities to buy, hold or sell.
 ................................................................................

                     The Advisor is entitled to a fee, which is calculated
                  daily and paid monthly, at an annual rate of .80% of the average daily net assets of the Value, Growth, Small Cap and International Fixed Income Funds; 1.00% of the average daily net assets of the International Equity, TransEurope, Latin America Equity, Real Estate and Asian Tigers Funds; .70% of the average daily net assets of the Balanced Fund; .60% of the average daily net assets of the Fixed Income, Intermediate Government Fixed Income, Tax-Exempt Fixed Income and Limited Volatility Fixed Income Funds; .35% of the average daily net assets of the Treasury Money Market, Money Market and Tax-Exempt Money Market Funds; and .20% of the average daily net assets of the Government Money Market Fund. The Advisor may voluntarily waive a portion of its fee in order to limit the total operating expenses of the Funds. The Advisor reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time.

                     For the fiscal year ended December 31, 1996, the Advisor
                  received an advisory fee of .80% for the Value Fund, .80% for the Growth Fund, .80% for the Small Cap Fund, 1.00% for the International Equity Fund, 1.00% for the Asian Tigers
                  Fund, 1.00% for the Latin America Equity Fund,    for the
                  Real Estate Fund, .70% for the Balanced Fund, .50% for the Fixed Income Fund, .50% for the Intermediate Government Fixed Income Fund, .48% for the Tax-Exempt Fixed Income Fund, .80% for the International Fixed Income Fund, .19% for the Treasury Money Market Fund, .20% for the Government Money Market Fund, .20% for the Money Market Fund and .19% for the Tax-Exempt Money Market Fund. The TransEurope Fund and Limited Volatility Fixed Income Fund had not commenced operations at fiscal year end.
                     ABN AMRO Asset Management (USA) Inc. was organized in
                  March, 1991 under the laws of the State of Delaware. The Advisor manages assets for corporations, unions, governments, insurance companies and charitable organizations. As of December 31, 1996, total assets under management by the Advisor were approximately $3.4 billion.
                     The Advisor is a direct, wholly-owned subsidiary of ABN
                  AMRO Capital Markets Holding, Inc., which is an indirect, wholly-owned subsidiary of ABN AMRO Holding N.V., a Netherlands company.
                     Jac A. Cerney, Senior Vice President of the Advisor, has
                  served as portfolio manager for the Value and Balanced Funds since their inception. Mr. Cerney has been associated with the Advisor and its predecessor since April, 1990.
                     Keith Dibble, Senior Vice President of the Advisor, has
                  served as portfolio manager for the Growth Fund since its inception. Mr. Dibble has been associated with the Advisor and its predecessor since 1987.

                     Nancy Droppelman, CPA has served as portfolio manager of
                  the Real Estate Fund since its inception. Ms. Droppelman has been associated with the Advisor since January 1997. Prior to joining the Advisor, Ms. Droppelman served as a real estate analyst with Edward Jones from January, 1995 to December, 1996, and served as a senior financial analyst and development accounting manager with Center Mart Properties from November 1988 to January 1995.

                     Marc G. Borghans, Vice President of the Advisor, has
                  served as co-manager of the Small Cap Fund since March, 1997 and as manager since July, 1997. Mr. Borghans has been associated with the Advisor or its affiliates since 1988.
                     Mark W. Karstrom, Senior Vice President of the Advisor,
                  has served as portfolio manager for the Intermediate Government Fixed Income Fund and the Limited Volatility Fixed Income Fund since September, 1996. Mr. Karstrom joined the Advisor in August 1996. He served as a Vice President, Portfolio Manager with Norwest Investment Management and
                  Trust and a predecessor firm from May, 1985 to July, 1996.
                     Charles H. Self, III, Senior Vice President of the
                  Advisor, has served as portfolio manager for the Fixed
                  Income Fund since October, 1995. He served as the portfolio manager for the Tax-Exempt Fixed Income Fund since September, 1996 to June, 1997, and co-manager of the Tax-Exempt Fixed Income Fund from April, 1997 to June, 1997. Mr. Self joined the Advisor in October, 1995. He served as a Vice President with CSI Asset Management from December, 1988 to July, 1995.

                     Phillip P. Mierzwa, Assistant Vice President of the
                  Advisor, has served as co-manager of the Tax-Exempt Fixed Income Fund since April, 1997 and manager of the Tax-Exempt Money Market Fund since [ ]. He has been associated with the Advisor or its affiliates since February, 1990.
                     Gregory D. Boal, Senior Vice President of the Advisor,
                  has served as portfolio manager of the fixed income portion of the Balanced Fund since April, 1997 and as co-manager of the Tax-Exempt Fixed Income Fund since July, 1997. Mr. Boal joined the Advisor in March, 1997. He served as Manager, Fixed Income Division of First Citizens Bank from November, 1989 to March, 1997.

                     The Funds may execute brokerage or other agency
                  transactions through an affiliate of the Advisor.

THE SUB-ADVISOR ________________________________________________________________

                  ABN AMRO-NSM International Funds Management B.V. (the "Sub-Advisor"), Hoogoorddreef 66-68, P.O. Box 283, 1000 EA Amsterdam, The Netherlands, serves as the investment sub-advisor of the International Equity Fund, TransEurope Fund, Asian Tigers Fund, International Fixed Income Fund and Latin America Equity Fund pursuant to a Sub-Advisory Agreement with the Advisor. The Sub-Advisor is a holding company affiliate of the Advisor. Under the Sub-Advisory Agreement, the Sub-Advisor manages the Funds, selects investments and places all orders for purchases and sales of the Funds' securities, subject to the general supervision of the Trustees of the Trust and the Advisor. The Sub-Advisor has approximately $955 million under management, and manages two non-U.S. investment companies.
                     Wypke Postma fund manager with the Sub-Advisor, has
                  served as portfolio manager for the International Equity Fund since March, 1997. Mr. Postma has been associated with the Sub-Advisor and/or its affiliates since 1984.

                     Alex Ng has served as portfolio manager for the Asian
                  Tigers Fund since July, 1995. Mr. Ng has been associated with the Sub-Advisor and/or its parent since 1988. Mr. Ng also serves as the Far East Director of Asset Management for a Hong Kong-based affiliate of the Advisor.
                     Felix Lanters, portfolio manager for the TransEurope
                  Fund, has been associated with the Sub-Advisor and/or its parent since 1987.
                     Wouter Weijand has served as portfolio manager for the
                  International Fixed Income Fund since September, 1997. Mr. Weijand has worked in various investment management positions with ABN AMRO and/or its affiliates since 1984.

                     Luiz M. Ribeiro, Jr. has served as the portfolio manager
                  of the Latin America Equity Fund since November, 1997. Mr. Ribeiro has worked in various investment management positions with ABN AMRO and/or its affiliates since 1994. From March, 1990 to June, 1993, he served with the trading desk of Dibran DTVM Ltd.

                     For services provided and expenses incurred pursuant to
                  the Sub-Advisory Agreement, AANIFM is entitled to receive from the Advisor a fee, which is computed daily and paid quarterly, at the annual rate of .50% of the average daily net assets of each of the International Equity Fund, TransEurope Fund, Latin America Equity Fund and Asian Tigers Fund, and .40% of the average daily net assets of the International Fixed Income Fund. The Sub-Advisor received fees from the Advisor of .50% for the Asian Tigers Fund, .50% for the Latin America Equity Fund and International Equity Fund and .40% for the International Fixed Income Fund for the fiscal year ended December 31, 1997.

THE ADMINISTRATOR ______________________________________________________________

                  First Data Investor Services Group, Inc. provides the Trust with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .15% of the average daily net assets of the Funds.

THE TRANSFERAGENT ______________________________________________________________

                  First Data Investor Services Group, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent, and dividend disbursing agent for the Trust. Compensation for these services is paid under a transfer agency agreement with the Trust.

THE DISTRIBUTOR ________________________________________________________________

                  First Data Distributors, Inc. (the "Distributor"), Westborough, Massachusetts 01581, and the Trust are parties to a distribution agreement (the "Distribution Agreement").

                     It is possible that a financial institution may offer
                  different classes of shares of the Funds to its customers and the shares of such customers may be assessed for different distribution expenses with respect to different classes of shares.

                     The Trust also offers Investor Shares which are sold with
                  a shareholder servicing fee and a 12b-1 fee primarily to institutions and individuals through financial Intermediaries which have established a dealer agreement with the Distributor. For more information about Investor Shares, you may contact your financial Intermediary or call 1-800-443-4725.

PERFORMANCE ____________________________________________________________________

THE EQUITY,       From time to time, the Funds may advertise yield and total
BALANCED AND      return. These figures will be based on historical earnings
FIXED INCOME      and are not intended to indicate future performance. The
FUNDS             yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period.
                  The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year, and is shown as a percentage of the investment.
                     The total return of a Fund refers to the average
                  compounded rate of return on a hypothetical investment, for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.
                  The total return of a Fund may also be quoted as a dollar amount, on an aggregate basis, or an actual basis.

THE MONEY         From time to time a Fund may advertise its current yield and
MARKET FUNDS      effective compound yield. Both yield figures are based on
                  historical earnings and are not intended to indicate future performance. The current yield of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective compound yield is calculated similarly, but when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective compound yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Tax-
                  Exempt Money Market Fund may also advertise a tax-equivalent yield, which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Tax-Exempt Money
                  Market Fund's yield, assuming certain tax brackets for a shareholder.

ALL FUNDS         A Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services
                  (such as Lipper Analytical Securities Corp.) or by financial and business publications and periodicals, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. A Fund may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.
                    A Fund may quote various measures of volatility and
                 benchmark correlation in advertising, and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate the validity of a comparative benchmark. Measures of volatility and correlation are calculated using averages of historical data and cannot be precisely calculated.
                    Additional performance information is set forth in the
                 1996 Annual Report to Shareholders, and is available upon request and without charge by calling 1-800-443-4725.
                    The portfolio turnover rates for the Small Cap, Balanced,
                 Fixed Income, and Intermediate Government Fixed Income Funds for the fiscal year ended December 31, 1996, were 158%, 104%, 194%, and 179%, respectively. A high turnover rate will result in higher transaction costs and may result in additional tax consequences for shareholders.
                    The performance of Common Shares of each Fund will
                 normally be higher than that of Investor Shares because of the additional distribution and administrative services expenses charged to Investor Shares.

TAXES __________________________________________________________________________

                 The following summary of Federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of a Fund or its shareholders. In addition, state and local tax consequences on an investment in a Fund may differ from the Federal income tax consequences described below. Accordingly, you are urged to consult your tax advisor regarding specific questions as to Federal, state, and local income taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of the Funds

Each Fund is treated as a separate entity for Federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code . As long as each Fund qualifies for this special tax treatment, it will be relieved of Federal income

 ...............................................................................
[SYMBOL APPEARS HERE] TAXES

 You must pay taxes on your Fund's earnings, whether you take your payments in cash or additional shares.
 ...............................................................................

tax on that part of its net investment income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) which is distributed to shareholders.

 ...............................................................................
[SYMBOL APPEARS HERE]  DISTRIBUTIONS

 The Fund distributes income dividends and capital gains. Income dividends represent the earnings from the Fund's investments; capital gains distributions occur when investments in the Fund are sold for more than the original purchase price.
 ................................................................................

Tax Status of Distributions

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to you as ordinary income whether received in cash or in additional shares. Any net capital gains will be distributed annually as capital gains distributions and will be treated as gain from the exchange of a capital asset held for more than one year, regardless of how long you have held shares and regardless of whether you receive the distributions are received in cash or in additional shares. Each Fund will notify you annually of the Federal income tax character of all distributions.
  Certain securities purchased by a Fund (such as STRIPS, TRs, TIGRs and CATS, defined in "Description of Permitted Investments and Risk Factors"), are sold at original issue discount, and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current income the interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its Shareholders, a Fund may have to sell portfolio securities to distribute such imputed income, which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.
   Income received on U.S. obligations is exempt from tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by you as income dividends from the Fund, provided certain state-specific conditions are satisfied. Each Fund will inform you annually of the percentage of income and distributions derived from U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Fund is considered tax exempt in your particular state.
   Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, if paid by the Fund at any time during the following January.
   Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.
   Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The International Equity Fund,

                  TransEurope Fund, Latin America Equity Fund, Asian Tigers Fund and International Fixed Income Fund expect to be able to elect to treat Shareholders as having paid their proportionate share of such foreign taxes withheld.
                     As a general rule, income dividends (not capital gain
                  distributions) paid by a Fund, to the extent the dividend is derived from dividends received from domestic corporations, may conditions are met, qualify for the dividends received deduction for corporate shareholders. Distributions of net capital gains from any Fund do not qualify for the dividends received deduction.
                     Dividends paid by the Fixed Income Funds will not qualify
                  for the dividends received deduction for corporate shareholders.
                     Each of the Tax-Exempt Fixed Income Fund and Tax-Exempt
                  Money Market Fund intends to qualify to pay "exempt interest dividends" by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50 percent of the value of its total assets consists of obligations, the interest on which is exempt from federal income tax. So long as this and certain other requirements are met, dividends consisting of such Funds' net tax-exempt interest income will be exempt interest dividends, which are exempt from federal income tax in the hands of the shareholders of the Fund, but may have alternative minimum tax consequences. See the Statement of Additional Information.
                     Current federal income tax laws limit the types and
                  volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Tax-Exempt Fixed Income Fund and the Tax-Exempt Money Market Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt interest dividends." Accordingly, municipal funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or certain industrial development bonds. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds. Current federal tax law also makes interest on certain tax-exempt bonds a tax preference item for purposes of the individual and corporate alternative minimum tax.
                     Interest on indebtedness incurred by shareholders to
                  purchase or carry shares of the Tax-Exempt Fixed Income Fund and the Tax-Exempt Money Market Fund is generally not deductible for federal income tax purposes.
                     Each sale, exchange, or redemption of Fund shares is a
                  taxable event to you.

 ................................................................................

[LOGO OF REMBRANDT APPEARS HERE]
    BUY, EXCHANGE AND
    SELL REQUESTS ARE IN
    "GOOD ORDER" WHEN:
(R)
 . The account number and Fund name are shown
 . The amount of the transaction is specified in dollars or shares
 . Signatures of all owners appear exactly as they are registered on the account . Any required signature guarantees (if applicable) are included
 . Other supporting legal documents (as necessary) are present

 ................................................................................

 ................................................................................

ADDITIONAL INFORMATION ABOUT DOING BUSINESS WITH US ____________________________
Business Days    You may buy, redeem or exchange shares on days on which the
                 New York Stock Exchange is open for business (a "Business
                 Day"). However, shares of a Money Market Fund cannot be purchased by Federal Reserve wire on Federal holidays restricting wire transfers.

                    A purchase order for Common Shares of the Equity, Balanced and Fixed Income Funds will be effective as of the day received by the Transfer Agent if the Transfer Agent receives the order before net asset value is calculated. However, an order may be canceled if the Custodian does not receive federal funds before 4:00 p.m., Eastern time on the next Business Day, and the investor could be liable for any fees or expenses incurred by the Trust. The purchase price of Common Shares of the Fund is the net asset value next determined after a purchase order is effective.

                    A purchase order for Common Shares of the Money Market
                 Funds will be effective as of the day received by the Transfer Agent and eligible to receive dividends declared the same day if the Transfer Agent receives the order and the Custodian receives Federal funds payment before 1:00 p.m., Eastern time on such day. Otherwise, the purchase order will be effective the next Business Day. Purchase orders for the Government Money Market Fund and the Money Market Fund submitted to the Transfer Agent before 5:00 p.m., Eastern time, by accounts for which ABN AMRO North America, Inc. or its affiliates act in a fiduciary, agency, investment advisory or custodial capacity will become effective at the net asset value determined as of 5:00 p.m., Eastern time that same day. Your Intermediary may have earlier cutoff times for share transactions. If you purchased shares through an Intermediary, please contact your Intermediary for more information about its order requirements.

Minimum          The minimum initial investment is $2,000; however, the
Investment       minimum investment may be waived at the Distributor's
                 discretion. All subsequent purchases must be at least $100.
                 Employees of ABN AMRO North America, Inc. or its affiliates who have arranged to purchase shares through the Automatic
                 Investment Plan (AIP) may open an account with no minimum initial purchase amount. The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term movements. Consequently, the Trust reserves the right to reject a purchase order for Common Shares when the Trust or the Transfer Agent determines that it is not in the best interest of the

                  Trust or its shareholders to accept such order. Your Intermediary may impose its own minimum initial and subsequent investment requirements. If you purchased shares through an Intermediary, you should contact your Intermediary for information about any such requirements.

Maintaining a     Due to the relatively high cost of handling small
Minimum Account   investments, each Fund reserves the right to redeem, at net
Balance           asset value, your shares if, because of redemptions of
                  shares by or on your behalf, your account in any Fund has a value of less than $2,000, the minimum initial purchase amount. Accordingly, if you purchase shares of any Fund in only the minimum investment amount, you may be subject to such involuntary redemption if you thereafter redeem any of these shares. Before any Fund exercises its right to redeem such shares and send the proceeds you, you will be given notice that the value of the shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in such Fund in an amount that will increase the value of the account to at least $2,000. See
                  "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.
                    Your Intermediary also may have requirements for
                  maintaining a minimum account balance. If you purchased shares through an Intermediary, you should contact your Intermediary for information about any such arrangements.

Net Asset Value   The purchase price of a share of the Funds is the net asset value per share next computed after the order is received and accepted by the Trust. The selling price of a share of the Funds is the net asset value per share next determined after receipt of the request for redemption in good order.
                  The net asset value per share of the Money Market Funds is calculated as of 5:00 p.m., Eastern time, each Business Day.
                  The net asset value of the Equity, Balanced and Fixed Income
                  Funds is determined as of the regular close of business of the New York Stock Exchange (normally 4:00 p.m. Eastern time) each Business Day.

How the Net       The net asset value per share of a Fund is determined by
Asset Value is    dividing the total market value of the Fund's investments
Determined        and other assets, less any liabilities, by the total number of outstanding shares of the Fund. The Equity, Balanced and Fixed Income Funds value their portfolio securities at the last quoted sales price for such securities, or, if there is no such reported sales price on the valuation date, at the most recent quoted bid price. The investments of the Money
                  Market Funds will be valued using the amortized cost method described in the Statement of Additional Information. The
                  Funds may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, call features, ratings, and developments related to a specific security.

GENERAL
INFORMATION ____________________________________________________________________

The Trust         The Trust was organized as a Massachusetts business trust
                  under a Declaration of Trust dated September 17, 1992, and amended September 28, 1992 and October 20, 1992.

                  The Declaration of Trust permits the Trust to offer shares of separate funds and different classes of each fund. The Trust consists of the following funds: Money Market Fund, Government Money Market Fund, Treasury Money Market Fund, Tax-Exempt Money Market Fund, Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Limited Volatility Fixed Income Fund, Latin America Equity Fund, Real Estate Fund, Value Fund, Growth Fund, Small Cap Fund, International Equity Fund, TransEurope Fund, Asian Tigers Fund and Balanced Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that fund, and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional funds. As of December 31, 1996, the Limited Volatility Fixed Income Fund and TransEurope Fund had not commenced operations. The Latin America Equity Fund is not available for purchase in Investor Shares. Each Fund offers two classes of shares: Common Shares and Investor Shares. Each class has its own expense structure and other characteristics. Investor Shares are offered through a separate prospectus.

                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under Federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws governing business trusts in the
                  Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

Voting Rights     Each share held entitles the shareholder of record to one
                  vote. Shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class.
                  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings, but such meetings will be held from time to time to seek approval for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting         The Trust issues unaudited financial information semi-
                  annually and audited financial statements annually. The
                  Trust furnishes periodic reports to shareholders of record, and, as necessary, proxy statements for shareholder meetings.

Shareholder
Inquiries         Shareholder inquiries should be directed to the
                  Administrator, Westborough, Massachusetts, 01581, at 1-800-
                  443-4725.

Dividends         Substantially all of the net investment income (not
                  including capital gains) of the Value, Growth, Small Cap, Balanced, Fixed Income, Intermediate Government Fixed
                  Income, Tax-Exempt Fixed Income, Real Estate and Limited
                  Volatility Fixed Income Funds is distributed in the form of monthly dividends, and that of the International Equity, Latin America Equity, TransEurope, Asian Tigers and
                  International Fixed Income Funds is distributed in the form of dividends at least annually. Shareholders who own shares at the close of business on the record date will be entitled to receive the dividend. Currently, capital gains of the Funds, if any, will be distributed at least annually.
                     The net investment income (exclusive of capital gains) of
                  each of the Money Market Funds is distributed in the form of dividends, which are declared daily and distributed monthly to shareholders. Currently, capital gains of the Funds, if any, will be distributed at least annually.
                     Shareholders automatically receive all income dividends
                  and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution.
                     Dividends and distributions of the Funds are paid on a
                  per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

                     The Trust believes that as of April 1, 1998, banking
                  affiliates of ABN AMRO Capital Markets Holding, Inc. owned of record or beneficially, substantially all of the Common Shares of the Value, Growth, Small Cap, International Equity, Latin America Equity, Real Estate, Asian Tigers, Balanced, Fixed Income, Intermediate Government Fixed Income, Tax-Exempt Fixed Income, International Fixed Income, Treasury Money Market, Government Money Market, Money Market and Tax-Exempt Money Market Funds. As a consequence, these banking affiliates may be deemed to "control" these Funds within the meaning of the 1940 Act.

Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Auditors                               serves as independent auditors of the
                  --------------------
                  Trust.

Custodians        CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box
                  7618, Philadelphia, Pennsylvania 19101, acts as Custodian of the Trust. Morgan Stanley Trust Company, serves as foreign
                  Sub-Custodian of the Trust. The Custodians hold cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED
INVESTMENTS
AND RISK FACTORS _______________________________________________________________

                  The following is a description of certain of the permitted investments and risk factors for the Funds:

American          ADRs are securities, typically issued by a U.S. financial
Depositary        institution (a "depositary"), that evidence ownership
Receipts          interests in a security or a pool of securities issued by a
("ADRs")          foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Asset-Backed      Asset-backed securities consist of securities secured by
Securities        company receivables, truck and auto loans, leases and credit
(Non-mortgage)    card receivables. Such securities are generally issued as
                  pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for purpose of owning such assets and issuing such debt. A Fund may invest in other asset-backed securities that may be created in the future if the Advisor determines they are suitable.

Bankers'          Bankers' acceptances are bills of exchange or time drafts
Acceptances       drawn on and accepted by a commercial bank. Bankers'
                  acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

Bank Investment   BICs are contracts issued by U.S. banks and savings and loan
Contracts ("BICs")institutions. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the general account of the bank or savings and loan institution. The bank or savings and loan institution then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. Generally, BICs are not assignable or transferable without the permission of the issuing bank or savings and loan institution. For this reason, BICs are considered to be illiquid investments.

Certificates of   Certificates of deposit are interest bearing instruments
Deposit           with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

Commercial        Commercial paper is a term used to describe unsecured short-
Paper             term promissory notes issued by banks, municipalities,
                  corporations and other entities. Maturities on these issues vary from a few to 270 days.

Convertible       Convertible securities are corporate securities that are
Securities        exchangeable for a set number of shares of another security at a prestated price. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Dollar Rolls      Dollar roll transactions consist of the sale of mortgage-
                  backed securities to a bank or broker-dealer, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate.
                  Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security.
                     If the broker-dealer to whom a Fund sells the security
                  becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted. Also, the value of the security may change adversely over the term of the dollar roll, such that the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Equity            Equity securities are common stocks and common stock
Securities        equivalents consisting of securities convertible into common stocks and securities having common stock characteristics
                  (i.e., rights and warrants to purchase common stocks, sponsored and unsponsored ADRs, REITs, and equity securities of closed-end investment companies. Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will not affect a Fund's net asset value.

Fixed Income      The market value of fixed income investments will change in
Securities        response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of securities with longer maturities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by NRSROs in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.

Forward Foreign   A forward contract involves an obligation to purchase or
Currency          sell a specific currency amount at a future date, agreed
Contracts         upon by the parties, at a price set at the time of the
                  contract.
                     At the maturity of a forward contract, a Fund may either
                  sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

Futures           Futures contracts provide for the future sale by one party
Contracts and     and purchase by another party of a specified amount of a
Options on        specific security at a specified future time and at a
Futures           specified price. An option on a futures contract gives the
Contracts         purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.
                     Stock and bond index futures are futures contracts for
                  various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.
                     Eurodollar futures are U.S. dollar-denominated futures
                  contracts or options thereon which are linked to the London
                  Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time.
                  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of the funds and sellers to obtain a fixed rate for borrowings.
                     No price is paid upon entering into futures contracts.
                  Instead, a Fund is required to deposit an amount of cash or U.S. Treasury securities known as "initial margin."
                  Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.
                     In order to avoid leveraging and related risks, when a
                  Fund purchases futures contracts, it will collateralize its position by depositing an amount of liquid securities, cash or cash equivalents, equal to the market value of the futures positions held, less margin deposits, in a segregated account with the Trust's custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.
                     There are risks associated with these activities,
                  including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option;
                  (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

Guaranteed        GICs are contracts issued by U.S. insurance companies.
Investment        Pursuant to such contracts, the Fund makes cash
Contracts         contributions to a deposit fund of the insurance company's
("GICs")          general account. The insurance company then credits to the
                  Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies. For this reason, GICs are considered by a Fund to be illiquid investments.

Illiquid          Illiquid securities are securities that cannot be disposed
Securities        of within 7 days at approximately the price at which they
                  are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding 7 days, if there is no secondary market for such security, and repurchase agreements with durations (or maturities) over 7 days in length.

Loan              Loan participations are interests in loans to U.S.
Participations    corporations which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower corporation will be deemed to be the issuer of the participation interest except to the extent a Fund derives its rights from the intermediary bank.
                  Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying corporate borrower. In the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower.
                  Under the terms of a loan participation, a Fund may be regarded as a creditor of the intermediary bank, (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent. The secondary market, if any, for these loan participations is limited.

Master Limited    Master Limited Partnerships are public limited partnerships
Partnership       composed of (i) assets spun off from corporations or (ii)
                  private limited partnerships. Master limited partnerships are formed by reorganizing corporate assets or private partnerships as public limited partnerships combining various investment objectives. Interest in master limited partnerships are represented by depositary receipts traded in the secondary market. Because limited partners have no active role in management, the safety of a limited partner's investment in a master limited partnership depends upon the management ability of the general partner.

Money Market      Money Market Instruments include certificates of deposit,
Instruments       commercial paper, bankers' acceptances, Treasury bills, time deposits, repurchase agreements and shares of money market funds.

Mortgage-Backed   Mortgage-backed securities are instruments that entitle the
Securities        holder to a share of all interest and principal payments
                  from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, balloon mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate.
                  Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.
                     Government Pass-Through Securities: These are securities
                  that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. GNMA, Fannie Mae and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury.
                     Private Pass-Through Securities: These are mortgage-
                  backed securities issued by a non-governmental entity, such as a trust or corporation. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.
                     In a CMO, series of bonds or certificates are usually
                  issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways.
                  Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.
                     A REMIC is a CMO that qualifies for special tax treatment
                  under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property.
                  Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests.
                  Guaranteed REMIC pass-through certificates ("REMIC
                  Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae. FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC
                  REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates.
                     Stripped Mortgage-Backed Securities ("SMBs"):  SMBs are
                  usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities.

Municipal         Municipal securities consist of (i) debt obligations issued
Securities        by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.
                     Municipal securities include both municipal notes and
                  municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds.

Obligations of    Supranational entities are entities established through the
Supranational     joint participation of several governments, and include the
Entities          Asian Development Bank, Inter-American Development Bank,
                  International Bank for Reconstruction and Development (World
                  Bank), African

                  Development Bank, European Economic Community, European Investment Bank and Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Options A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.
                     A Fund may purchase put and call options to protect
                  against a decline in the market value of the securities in its portfolio or to protect against an increase in the cost of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.
                     A Fund may write covered put and call options as a means
                  of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.
                     A Fund may purchase and write options on an exchange or
                  over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are illiquid.
                     A Fund may purchase and write put and call options on
                  foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of cash, cash equivalents or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.
                     A Fund may purchase and write put and call options on
                  indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or cash equivalents with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.
                     Risk Factors. Risks associated with options transactions
                  include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

Receipts Receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, receipts may be subject to greater price volatility than interest paying U.S. Treasury obligations.

REITs REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs own real estate itself, but primarily invest their assets directly in real estate and derive their income mainly from rent and capital gains from sale of property. Mortgage REITs make loans to provide capital to real estate owners and buyers, primarily invest their assets in real estate mortgages and derive their income from interest payments. Hybrid REITs combine the features of Equity and Mortgage REITs.

                     A REIT does not pay corporate income tax if it meets
                  regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distributes at least 95% of its taxable income for each taxable year.

Repurchase        Repurchase agreements are agreements by which a Fund obtains
Agreements        a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund or its agent will have actual or constructive possession of the securities held as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 100% of the purchase price. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act, as well as for federal and state income tax purposes.

Restraints on     Investments by each Money Market Fund are subject to
Investments by    limitations imposed under regulations adopted by the SEC.
Money Market      Under these regulations, money market funds may acquire only
Funds             obligations that present minimal credit risks and that are
                  "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. The
                  Advisor will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. In addition, in the case of taxable money market funds, investments in second tier securities are subject to the further constraints that (i) no more than 5% of a Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. A taxable money market fund may hold up to 25% its assets in first tier securities of a single issuer for three Business Days.

Restricted        Restricted securities are securities that may not be sold
Securities        freely to the public absent registration under the
                  Securities Act of 1933 or an exemption from registration.

Rights Rights are instruments giving shareholders the right to purchase shares of newly issued common stock below the public offering price before they are offered to the public.

Securities        In order to generate additional income, a Fund may lend the
Lending           securities in which it is invested pursuant to agreements
                  requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S.
                  Government or its agencies equal at all times to 100% of the market value plus accrued interest of the loaned securities.
                  Collateral is marked to market daily. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral in U.S. Government securities. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.

Securities of     There are certain risks connected with investing in foreign
Foreign Issuers   securities. These include risks of adverse political and
                  economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable
                  U.S. securities. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.
                  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

Standby           Securities subject to standby commitments or puts permit the
Commitments       holder thereof to sell the securities at a fixed price prior
and Puts          to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price.
                  However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security.

Swaps, Caps,      Interest rate swaps, mortgage swaps, currency swaps and
Floors and        other types of swap agreements such as caps, floors and
Collars           collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.
                     In a typical cap or floor agreement, one party agrees to
                  make payments only under specified circumstances, usually in return for payment of a fee by the other party.
                     Swap agreements will tend to shift a Fund's investment
                  exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investment and their share price and yield.

Time Deposits     Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits with a withdrawal penalty are considered to be illiquid.

U.S. Government   Obligations issued or guaranteed by agencies of the U.S.
Agency            Government, including, among others, the Federal Farm Credit
Obligations       Bank, the Federal Housing Administration and the Small
                  Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage
                  Corporation, the Federal Land Banks and the U.S. Postal
                  Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government
                  National Mortgage Association securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., Fannie Mae securities). Guarantees of principal by agencies or instrumentalities of the U.S.
                  Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. Treasury     U.S. Treasury obligations consist of bills, notes and bonds
Obligations       issued by the U.S. Treasury.

Variable and      Certain obligations may carry variable or floating rates of
Floating Rate     interest, and may involve conditional or unconditional
Instruments       demand features. Such instruments bear interest at rates
                  which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

Warrants Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

When-Issued and   When-issued or delayed delivery basis transactions involve
Delayed           the purchase of an instrument with payment and delivery
Delivery          taking place in the future. Delivery of and payment for
Securities        these securities may occur a month or more after the date of the purchase commitment. A Fund
                  will maintain with the Custodian a separate account with liquid securities, cash or cash equivalents in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuations due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate. When investing in when-issued securities, a Fund will not accrue income until delivery of the securities and will invest in such securities only for purposes of actually acquiring the securities and not for the purpose of leveraging.

REMBRANDT FUNDS (R)
INVESTOR SHARES

APRIL 30, 1998
--------------------------------------------------------------------------------

Equity Funds                     Fixed Income Funds
 . VALUE FUND                     . FIXED INCOME FUND
 . GROWTH FUND                    . INTERMEDIATE GOVERNMENT FIXED INCOME FUND
 . SMALL CAP FUND                 . TAX-EXEMPT FIXED INCOME FUND
 . INTERNATIONAL EQUITY FUND      . INTERNATIONAL FIXED INCOME FUND
 . TRANSEUROPE FUND               . LIMITED VOLATILITY FIXED INCOME FUND
 . ASIAN TIGERS FUND              Money Market Funds
 . LATIN AMERICA EQUITY FUND      . TREASURY MONEY MARKET FUND
 . REAL ESTATE FUND               . GOVERNMENT MONEY MARKET FUND
                                 . MONEY MARKET FUND
Balanced Fund                    . TAX-EXEMPT MONEY MARKET FUND
 . BALANCED FUND
--------------------------------------------------------------------------------

Please read this Prospectus carefully before investing, and keep it on file for future reference. It concisely sets forth information that can help you decide if a Fund's investment goals match your own.

A Statement of Additional Information dated April 30, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling 1-800-443-4725. The Statement of Additional Information is incorporated into this Prospectus by reference.

Investor Shares are offered to individuals and institutional investors through financial intermediaries which have established a dealer agreement with the Distributor. Investors in the Investor Shares are referred to hereinafter as "Shareholders."

AN INVESTMENT IN ANY OF THE TRUST'S MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 --------------------------------------------------------------------
 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
 --------------------------------------------------------------------

HOW TO READ THIS PROSPECTUS ____________________________________________________

This Prospectus gives you information that you should know about the Funds before investing. Brief descriptions are also provided throughout the Prospectus to better explain certain key points. To find these helpful guides, look for this symbol. [SYMBOL APPEARS HERE]

FUND HIGHLIGHTS ________________________________________________________________

The following summary provides basic information about the Investor Shares of the following Funds: Value Fund, Growth Fund, Small Cap Fund, International Equity Fund, TransEurope Fund, Asian Tigers Fund, Latin America Equity Fund, Real Estate Fund (collectively, the "Equity Funds"), Balanced Fund ("Balanced Fund"), Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Limited Volatility Fixed Income Fund (collectively, the "Fixed Income Funds"), Treasury Money Market Fund, Government Money Market Fund, Money Market Fund and Tax-Exempt Money Market Fund (collectively, the "Money Market Funds," and together with the Equity Funds, the Balanced Fund and the Fixed Income Funds, the "Funds"). The TransEurope Limited Volatility and Latin America Equity Funds are not currently offering Investor Shares to the public. This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

 ................................................................................
 TABLE OF CONTENTS

  Fund Highlights...................................................   2
  Portfolio Expenses................................................   5
  Financial Highlights..............................................   7
  Your Account and Doing Business with Us...........................  12
  Investment Objectives and Policies................................  16
  General Investment Policies.......................................  27
  Certain Risk Factors..............................................  29
  Investment Limitations............................................  31
  The Advisor.......................................................  32
  The Sub-Advisor...................................................  34
  The Administrator.................................................  35
  The Transfer Agent................................................  35
  Distribution and Shareholder Servicing............................  35
  Performance......................................................  36
  Taxes............................................................  38
  Additional Information About Doing Business with Us..............  39
  General Information..............................................  42
  Description of Permitted Investments and Risk Factors............  44

 ................................................................................

INVESTMENT OBJECTIVES
AND POLICIES
                 Below are the investment objectives and some basic investment policies of each Fund. For more information, see "Investment Objectives and Policies," "General Investment Policies" and "Description of Permitted Investments and Risk Factors."

EQUITY AND       The Growth Fund and Small Cap Fund both seek a high level
BALANCED FUNDS   of total return primarily through capital appreciation.
                    The Value Fund, International Equity Fund and TransEurope
                 Fund all seek a high level of total return through capital appreciation and current income.
                    The Asian Tigers Fund seeks to achieve capital appreciation through investments within the economies of the Far East, with the exception of Japan.
                    The Latin America Equity Fund seeks long-term capital
                 appreciation.

                    The Real Estate Fund seeks a high level of total return,
                 primarily through investments in the equity securities of companies principally engaged in, or related to, the real estate industry.
                    The Balanced Fund seeks to obtain a favorable total rate
                 of return through current income and capital appreciation consistent with the preservation of capital, derived from investing in a portfolio comprised of fixed income and equity securities.

FIXED INCOME      The Fixed Income Fund seeks a high level of total return
FUNDS             relative to funds with like investment objectives from
                  income and, to a lesser degree, capital appreciation derived from investing in a portfolio consisting primarily of quality intermediate- and long-term fixed income securities.
                     The Intermediate Government Fixed Income Fund seeks a
                  high level of total return relative to funds with like investment objectives, consistent with preservation of capital, from income and, to a lesser degree, capital appreciation, derived from investing in a portfolio consisting of primarily short- and intermediate-term U.S.
                  Government securities.
                     The Tax-Exempt Fixed Income Fund seeks a high level of
                  total return, relative to funds with like investment objectives, consistent with preservation of capital, from income derived from investing in a portfolio consisting primarily of securities that are exempt from Federal income tax and not subject to taxation as a preference item for purposes of the Federal alternative minimum tax.

                     The International Fixed Income Fund seeks a high level of
                  total return, relative to funds with like objectives, measured in U.S. dollar terms, from income and capital appreciation derived from investing in a portfolio consisting of quality fixed income securities denominated in foreign currencies.
                     The Limited Volatility Fixed Income Fund seeks a high
                  level of current income, consistent with relative stability of principal, derived from investing in a portfolio consisting primarily of short- and intermediate-term fixed income securities.

MONEY MARKET      The Treasury Money Market Fund seeks to preserve principal
FUNDS             value and maintain a high degree of liquidity while
                  providing current income.
                     The Government Money Market Fund and the Money Market
                  Fund seek to provide as high a level of current income as is consistent with preservation of capital and liquidity.
                     The Tax-Exempt Money Market Fund seeks to preserve
                  principal value and maintain a high degree of liquidity
                  while providing current income exempt from Federal income taxes.

UNDERSTANDING     Each Fund invests in different securities. Values of equity
RISK              securities may be affected by the financial markets as well as by developments impacting specific issuers. Values of fixed income securities tend to vary inversely with interest rates and may be affected by other market and economic factors as well. The International Equity, TransEurope,
                  Asian Tigers, International Fixed Income, and Latin America
                  Equity Funds will, and certain other Funds may invest in securities of foreign issuers. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities, including, among other risks, changes in currency rates and in exchange control regulations, costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulation of securities markets, withholding taxes and changes in taxes on income on securities, and possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits.
                  Investments in certain Latin American countries also may involve additional risks of political instability, high inflation rates, and limited trading markets. See "General
                  Investment Policies," "Risk Factors" and "Description of
                  Permitted Investments and Risk Factors" in this prospectus, and the Statement of Additional Information.

MANAGEMENT        ABN AMRO Asset Management (USA) Inc. (the
PROFILE           "Advisor")(formerly LaSalle Street Capital Management, Ltd.)
                  serves as the Advisor to the Funds. ABN AMRO-NSM
                  International Funds Management B.V. (the "Sub-Advisor") serves as the investment sub-advisor to the International
                  Equity Fund, TransEurope Fund, Asian Tigers Fund, Latin
                  America Equity Fund and International Fixed Income Fund.
                  First Data Investor Services Group, Inc. (the
                  "Administrator") serves as the Administrator and shareholder servicing agent of the Trust. First Data Investor Services
                  Group, Inc. serves as transfer agent ("Transfer Agent") and dividend disbursing agent for the Trust. First Data
                  Distributors, Inc., an affiliate of the Administrator (the
                  "Distributor"), serves as distributor of the Trust's shares.
                  See "The Advisor," "The Sub-Advisor," "The Administrator" and "The Distributor."

YOUR ACCOUNT      You may generally open an Investor Shares account with a
AND DOING         minimum amount of $2,000 per Fund and make additional
BUSINESS WITH     investments with as little as $100. However, please contact
US                your financial intermediary for their specific requirements regarding minimum initial and subsequent purchase amounts.
                  Purchases and Redemptions of a Fund's shares are made at net asset value per share. See "Your Account and Doing Business
                  With Us."

DIVIDENDS         Substantially all of the net investment income (exclusive of capital gains) of each of the Equity, Balanced and Fixed
                  Income Funds is distributed in the form of periodic dividends. Substantially all of the net investment income
                  (exclusive of capital gains) of each of the Money Market
                  Funds is distributed in the form of daily dividends. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless you elect to take the payment in cash. See "General Information--Dividends."

INFORMATION/      For more information, call your financial intermediary.
SERVICE CONTACTS

PORTFOLIO EXPENSES _____________________________________________________________

The purpose of the following table is to help you understand the various cost and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in INVESTOR SHARES.

SHAREHOLDER TRANSACTION EXPENSES(1)(As a percentage of offering price)
--------------------------------------------------------------------------------

Maximum Sales Charge Imposed on Purchases                                   None
Redemption Fee(2)                                                           None
--------------------------------------------------------------------------------

(1) Certain financial intermediaries may impose account fees or other charges.
(2) A charge, currently $10.00, is imposed on wires of redemption proceeds.

ANNUAL OPERATING EXPENSES (As a percentage of average net assets)
--------------------------------------------------------------------------------

                                             EQUITY/BALANCED FUNDS
                                             ---------------------
                                       SMALL INT'L  TRANS  ASIAN  LATIN AMERICA  REAL
                          VALUE GROWTH  CAP  EQUITY EUROPE TIGERS    EQUITY     ESTATE BALANCED
                          ----- ------ ----- ------ ------ ------ ------------- ------ --------
Advisory Fees              .80%  .80%   .80% 1.00%  1.00%  1.00%      1.00%      .70%    .70%
12b-1 Fees                 .25%  .25%   .25%  .25%   .25%   .25%       .25%      .25%    .25%
Other Expenses(1)          .48%  .47%   .50%  .61%   .79%   .79%       .95%      .86%    .49%
-----------------------------------------------------------------------------------------------
Total Operating Expenses  1.53% 1.52%  1.55% 1.86%  2.04%  2.04%      2.20%     1.81%   1.44%
-----------------------------------------------------------------------------------------------

(1) "Other Expenses" for the TransEurope, Real Estate and Latin America Equity Funds are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------

                                              FIXED INCOME FUNDS
                                              ------------------
                                 INTERMEDIATE              INTERNATIONAL   LIMITED
                          FIXED   GOVERNMENT   TAX-EXEMPT      FIXED      VOLATILITY
                          INCOME FIXED INCOME FIXED INCOME    INCOME     FIXED INCOME
                          ------ ------------ ------------ ------------- ------------
Advisory Fees (after fee
 waivers)(1)               .50%      .50%         .48%          .80%         .50%
12b-1 Fees                 .25%      .25%         .25%          .25%         .25%
Other Expenses(2)          .48%      .49%         .50%          .55%         .49%
-------------------------------------------------------------------------------------
Total Operating Expenses
 (after fee waivers)(3)   1.23%     1.24%        1.23%         1.60%        1.24%
-------------------------------------------------------------------------------------

(1) The Advisor is waiving, on a voluntary basis, a portion of its fee from each Fixed Income Fund (except the International Fixed Income Fund). The Advisor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, Advisory Fees for the Funds would be as follows: Fixed Income Fund--.60%, Intermediate Government Fixed Income Fund--.60%, Tax-Exempt Fixed Income Fund-- .60% and Limited Volatility Fixed Income Fund-- .60%. See "The Advisor."

(2) "Other Expenses" for the Limited Volatility Fixed Income Fund are based on estimated amounts for the current fiscal year.

(3) Absent waivers described above, Total Operating Expenses for the Funds would be as follows: Fixed Income Fund--1.33%, Intermediate Government Fixed Income Fund--1.34%, Tax-Exempt Fixed Income Fund--1.35%, and Limited Volatility Fixed Income Fund--1.34%. These fee waivers are voluntary and may be discontinued at any time at the Advisor's discretion.

--------------------------------------------------------------------------------

                                             MONEY MARKET FUNDS
                                             ------------------
                                      TREASURY GOVERNMENT        TAX-EXEMPT
                                       MONEY     MONEY    MONEY    MONEY
                                       MARKET    MARKET   MARKET   MARKET
                                      -------- ---------- ------ ----------
Advisory Fees (after fee waivers)(1)    .20%      .20%     .20%     .19%
12b-1 Fees                              .25%      .25%     .25%     .25%
Other Operating Expenses (after fee
 waivers)(2)                            .24%      .31%     .34%     .21%
---------------------------------------------------------------------------
Total Operating Expenses (after fee
 waivers)(3)                            .69%      .76%     .79%     .65%
---------------------------------------------------------------------------

(1) The Advisor is waiving, on a voluntary basis, a portion of its fees from each Fund (except the Government Money Market Fund). The Advisor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, Advisory Fees would be as follows: Treasury Money Market Fund--.35%, Money Market Fund--.35% and Tax-Exempt Money Market Fund--.35%. See "The Advisor."

(2) "Other Expenses" have been restated to reflect current fee waivers. Absent such waivers, "Other Expenses" for the Funds would be as follows: Treasury Money Market Fund--.79%, Government Money Market Fund--.49%, Money Market Fund--.48% and Tax-Exempt Money Market Fund--.46%.

(3) Absent waivers described above, Total Operating Expenses for the Funds would be as follows: Treasury Money Market Fund--1.09%, Government Money Market Fund--.94%, Money Market Fund--1.08% and Tax-Exempt Money Market Fund--1.06%. These fee waivers are voluntary and may be discontinued at any time the discretion of the service provider that is waiving its fee.

EXAMPLE
--------------------------------------------------------------------------------

                                                 1 YR. 3 YRS. 5 YRS. 10 YRS.
                                                 ----- ------ ------ -------
An investor would pay the following expenses on
 a $1,000 investment assuming
 (1) 5% annual return and (2) redemption at the
 end of each time period:                           -     -      -       -
  Value Fund                                        -     -      -       -
  Growth Fund                                       -     -      -       -
  Small Cap Fund                                    -     -      -       -
  International Equity Fund                         -     -      -       -
  TransEurope Fund                                  -     -      -       -
  Asian Tigers Fund                                 -     -      -       -
  Latin America Equity Fund                         -     -      -       -
  Real Estate Fund                                 18    57      -       -
  Balanced Fund                                     -     -      -       -
  Fixed Income Fund                                 -     -      -       -
  Intermediate Government Fixed Income Fund         -     -      -       -
  Tax-Exempt Fixed Income Fund                      -     -      -       -
  International Fixed Income Fund                   -     -      -       -
  Limited Volatility Fixed Income Fund              -     -      -       -
----------------------------------------------------------------------------

THE EXAMPLE IS BASED ON TOTAL OPERATING EXPENSES, EXCEPT FOR THE LATIN AMERICA EQUITY FUND, TRANSEUROPE FUND, AND LIMITED VOLATILITY FIXED INCOME FUND, FOR WHICH IT IS BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist you in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Investor Shares of the Funds. If you purchase shares through a financial institution, you may be charged separate fees by the financial institution. See "The Advisor," "The Administrator" and "The Distributor."

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following information has been audited by the Trust's independent auditors, as indicated in their report dated January 24, 1997 on the Trust's financial statements as of December 31, 1996 incorporated by reference to the Trust's Statement of Additional Information under "Financial Information." This table should be read in conjunction with the Trust's financial statements and related notes thereto. As of December 31, 1996, the TransEurope Fund and Limited Volatility Fixed Income Fund had not yet commenced operations. In addition, as of December 31, 1996, Investor Shares of the Latin America Equity Fund and Real Estate Fund were not available for purchase by the public. Additional performance information is set forth in the Trust's 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-443-4725.

FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                         Ratio of   Ratio of
                                                                                                           Net      Expenses
                               Realized                                Net                     Ratio of Investment     to
              Net      Net        and                Distri-          Asset             Net    Expenses   Income    Average
             Asset   Invest-  Unrealized  Dividends  butions  Contri- Value            Assets     to    (Loss) to     Net
             Value    ment       Gains     from Net   from    bution   End             End of  Average   Average     Assets
           Beginning Income/  (Losses )on Investment Capital    of      of   Total     Period    Net       Net     (Excluding
           of Period (Loss)   Securities    Income    Gains   Capital Period Return    (000)    Assets    Assets    Waivers)
-----------------------------------------------------------------------------------------------------------------------------
 VALUE FUND
 ----------
 1996       $12.28   $ 0.25     $ 2.18      $(0.25)  $(1.20)   $0.00  $13.26 20.09%*  $  1,672   1.28%     1.94 %     1.28%
 1995         9.80     0.32       2.74       (0.32)   (0.26)    0.00   12.28 31.72 *     1,497   1.33      2.79       1.33
 1994        10.30     0.31      (0.33)      (0.31)   (0.17)    0.00    9.80 (0.21)*       731   1.37      3.13       1.37
 1993(1)     10.41     0.21      (0.03)      (0.21)   (0.08)    0.00   10.30  1.95 *       435   1.48      2.51       8.99
 GROWTH FUND
 -----------
 1996       $11.62   $ 0.14     $ 2.33      $(0.14)  $(0.86)   $0.00  $13.09 21.41%*  $  3,031   1.27%     1.11 %     1.27%
 1995         9.74     0.12       2.89       (0.13)   (1.00)    0.00   11.62 31.29 *     2,681   1.31      1.10       1.31
 1994        10.23     0.13      (0.37)      (0.13)   (0.12)    0.00    9.74 (2.42)*     1,530   1.33      1.30       1.33
 1993(2)     10.44     0.10      (0.08)      (0.11)   (0.12)    0.00   10.23 (0.23)*       840   1.43      1.24       6.55**
 SMALL CAP FUND
 --------------
 1996       $12.46   $(0.07)    $ 2.39      $ 0.00   $(1.78)   $0.00  $13.00 19.18%*  $    579   1.30%    (0.52)%     1.30%
 1995         9.58    (0.01)      3.05        0.00    (0.16)    0.00   12.46 31.73 *       553   1.39     (0.08)      1.39
 1994        10.25     0.00      (0.67)       0.00     0.00     0.00    9.58 (6.54)*       294   1.38      0.02       1.38
 1993(3)      9.51     0.00       0.75       (0.01)    0.00     0.00   10.25 10.55 *       124   1.57     (0.10)     33.84**
            Ratio of
              Net
           Investment
             Income
           (Loss) to
            Average
           Net Assets  Portfolio  Average
           (Excluding  Turnover  Commission
            Waivers)     Rate     Rate+++
--------------------------------------------------------------------------------
 VALUE FUND
 ----------
 1996          1.94 %      58%    $0.0493
 1995          2.79        37         N/A
 1994          3.13        38         N/A
 1993(1)      (5.00)**     40         N/A
 GROWTH FUND
 -----------
 1996          1.11 %      58%    $0.0600
 1995          1.10        71         N/A
 1994          1.30        68         N/A
 1993(2)      (3.88)**     82         N/A
 SMALL CAP FUND
 --------------
 1996         (0.52)%     158%    $0.0599
 1995         (0.08)      142         N/A
 1994          0.02        43         N/A
 1993(3)     (32.37)**     27         N/A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 * Sales loads, which were imposed prior to October 10, 1997, are not included in total return.
** Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Shares' initial year of operations.
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.

 1. Commenced operations on March 26, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on March 8, 1993. All ratios and total returns for the period have been annualized.
 3. Commenced operations on April 12, 1993. All ratios and total returns for the period have been annualized.

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

                                                                                                         Ratio of   Ratio of
                               Realized                                                                    Net      Expenses
                                 and                                  Net                      Ratio of Investment     to
              Net      Net    Unrealized            Distri-          Asset               Net   Expenses   Income    Average
             Asset   Invest-    Gains    Dividends  butions  Contri- Value             Assets     to    (Loss) to     Net
             Value    ment     (Losses)   from Net   from    bution   End              End of  Average   Average     Assets
           Beginning Income       on     Investment Capital    of      of   Total      Period    Net       Net     (Excluding
           of Period (Loss)   Securities   Income    Gains   Capital Period Return      (000)   Assets    Assets    Waivers)
-----------------------------------------------------------------------------------------------------------------------------
 -------------------------
 INTERNATIONAL EQUITY FUND
 -------------------------
 1996       $14.52   $ 0.04     $ 1.35     $ 0.00   $(0.15)   $0.03  $15.79  9.85%*+   $ 1,608   1.61%     0.20 %     1.61%
 1995        12.96     0.05       1.73      (0.02)   (0.20)    0.00   14.52 13.79 *      1,686   1.68      0.42       1.68
 1994        12.58     0.02       0.37       0.00    (0.01)    0.00   12.96  3.08 *      1,179   1.73      0.03       2.22
 1993(1)     10.93    (0.01)      1.70       0.00    (0.04)    0.00   12.58 23.52 *        321   1.92     (0.38)     20.12**
 -----------------
 ASIAN TIGERS FUND
 -----------------
 1996       $10.44   $(0.02)    $ 1.48     $(0.01)  $(0.02)   $0.02  $11.89 14.21%*++  $   840   1.79%    (0.15)%     1.79%
 1995         9.47     0.11       0.95      (0.09)    0.00     0.00   10.44 11.18 *        733   1.81      1.05       1.88
 1994(2)     10.00     0.01      (0.53)      0.00    (0.01)    0.00    9.47 (5.37)*        705   1.90      0.15       2.75**
            Ratio of
              Net
           Investment
             Income
           (Loss) to
            Average
              Net
             Assets    Portfolio  Average
           (Excluding  Turnover  Commission
            Waivers)     Rate     Rate+++
--------------------------------------------
 -------------------------
 INTERNATIONAL EQUITY FUND
 -------------------------
 1996          0.20 %       9%    $0.0561
 1995          0.42        11         N/A
 1994         (0.46)        6         N/A
 1993(1)     (18.58)**     13         N/A
 -----------------
 ASIAN TIGERS FUND
 -----------------
 1996         (0.15)%      24%    $0.0106
 1995          0.98        28         N/A
 1994(2)      (0.70)**     13         N/A

================================================================================
  * Sales loads, which were imposed prior to October 10, 1997, are not included in total return.
 ** Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Shares' initial year of operations.
  + The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor. Without the capital contribution, the total return for the Investor Shares would have been 9.64%.
 ++ The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor. Without the capital contribution, the total return for the Investor Shares would have been 14.02%.
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on April 12, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on January 12, 1994. All ratios and total returns for the period have been annualized.

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

                                                                                                                        Ratio of
                                                                                                                          Net
                                                                                                  Ratio of   Ratio of  Investment
                              Realized                                                              Net      Expenses    Income
                                 and                           Net                      Ratio of Investment     to     (Loss) to
                             Unrealized             Distri-   Asset              Net    Expenses   Income    Average    Average
           Net Asset   Net      Gains    Dividends  butions   Value             Assets     to        to        Net        Net
             Value   Invest-  (Losses)    from Net   from      End              End of  Average   Average     Assets     Assets
           Beginning  ment       on      Investment Capital    of    Total      Period    Net       Net     (Excluding (Excluding
           of Period Income   Securities   Income    Gains    Period Return     (000)    Assets    Assets    Waivers)   Waivers)
----------------------------------------------------------------------------------------------------------------------------------
 -------------
 BALANCED FUND
 -------------
 1996       $10.75    $0.30    $ 1.04      $(0.32)  $(0.79)  $10.98  12.86 %*  $  3,710   1.19%     2.89%      1.19%       2.89 %
 1995         9.53     0.34      1.67       (0.36)   (0.43)   10.75  21.52*       3,949   1.22      3.36       1.22        3.36
 1994        10.03     0.27     (0.49)      (0.27)   (0.01)    9.53  (2.29)*      2,894   1.24      2.86       1.34        2.76
 1993(1)     10.28     0.20      0.12       (0.22)   (0.35)   10.03   4.07*       1,265   1.30      2.30       5.06**     (1.46)**
 -----------------
 FIXED INCOME FUND
 -----------------
 1996       $10.35    $0.57    $(0.26)     $(0.57)  $ 0.00   $10.09   3.24 %*  $    459   0.98%     5.65%      1.08%       5.55 %
 1995         9.32     0.55      1.04       (0.56)    0.00    10.35  17.40*         646   0.99      5.72       1.09        5.62
 1994        10.24     0.50     (0.90)      (0.52)    0.00     9.32  (3.97)*        442   0.98      5.38       1.08        5.28
 1993(2)     10.30     0.35      0.23       (0.37)   (0.27)   10.24   7.44*          86   1.06      4.08      42.44**    (37.30)**
 -----------------------------------------
 INTERMEDIATE GOVERNMENT FIXED INCOME FUND
 -----------------------------------------
 1996       $10.05    $0.49    $(0.18)     $(0.51)  $ 0.00   $ 9.85   3.30 %*  $    251   0.99%     4.87%      1.09%       4.77 %
 1995         9.32     0.49      0.76       (0.52)    0.00    10.05  13.59*       2,946   0.98      5.18       1.08        5.08
 1994        10.07     0.43     (0.73)      (0.45)    0.00     9.32  (3.03)*      1,133   1.02      5.05       1.12        4.95
 1993(3)     10.21     0.28     (0.02)      (0.30)   (0.10)   10.07   3.42*          46   1.04      3.85      77.08**    (72.19)**
           Portfolio  Average
           Turnover  Commission
             Rate     Rate+++
--------------------------------------------
 -------------
 BALANCED FUND
 -------------
 1996         104%    $0.0496
 1995          85         N/A
 1994          85         N/A
 1993(1)      126         N/A
 -----------------
 FIXED INCOME FUND
 -----------------
 1996         194%        N/A
 1995          59         N/A
 1994         126         N/A
 1993(2)      163         N/A
 -----------------------------------------
 INTERMEDIATE GOVERNMENT FIXED INCOME FUND
 -----------------------------------------
 1996         179%        N/A
 1995         115         N/A
 1994         124         N/A
 1993(3)       81         N/A

================================================================================
  * Sales loads, which were imposed prior to October 10, 1997, are not included in total return.
 ** Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Shares' initial year of operations.
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on March 9, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.
 3. Commenced operations on April 12,1993. All rates and total returns for the period have been annualized.

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

                                                                                                                     Ratio of
                                                                                                                       Net
                                                                                                                    Investment
                                                                                               Ratio of   Ratio of    Income
                              Realized                                                           Net      Expenses    (Loss)
                                and                          Net                     Ratio of Investment     to         to
              Net            Unrealized            Distri-  Asset             Net    Expenses   Income    Average    Average
             Asset     Net     Gains    Dividends  butions  Value            Assets     to        to        Net        Net
             Value   Invest-  (Losses)   from Net   from     End             End of  Average   Average     Assets     Assets
           Beginning  ment       on     Investment Capital    of   Total     Period    Net       Net     (Excluding (Excluding
           of Period Income  Securities   Income    Gains   Period Return    (000)    Assets    Assets    Waivers)   Waivers)
-------------------------------------------------------------------------------------------------------------------------------
 ----------------------------
 TAX-EXEMPT FIXED INCOME FUND
 ----------------------------
 1996       $10.18    $0.43    $(0.17)    $(0.47)  $ 0.00   $ 9.97  2.70%*  $    680   0.98%     4.70%       1.10%      4.58%
 1995         9.24     0.43      0.97      (0.46)    0.00     0.18 15.43 *     1,131   1.00      4.59        1.12       4.47
 1994        10.22     0.40     (0.93)     (0.42)   (0.03)    9.24 (5.27)*     1,059   0.97      4.35        1.10       4.22
 1993(1)     10.29     0.32      0.14      (0.34)   (0.19)   10.22  5.73 *       428   1.05      3.88       11.86**    (6.93)**
 -------------------------------
 INTERNATIONAL FIXED INCOME FUND
 -------------------------------
 1996       $10.56    $0.54    $(0.27)    $(0.60)  $ 0.00   $10.23  2.62%*  $    112   1.36%     4.43%       1.36%      4.43%
 1995         9.53     0.52      1.45      (0.94)    0.00    10.56 20.68 *       125   1.35      5.57        1.41       5.51
 1994        10.42     0.46     (0.64)     (0.53)   (0.18)    9.53 (1.71)*        87   1.41      5.03        7.54      (1.10)
 1993(2)     10.88     0.40      0.12      (0.57)   (0.41)   10.42  6.61 *        17   1.56      5.85      319.45**  (312.04)**
 --------------------------
 TREASURY MONEY MARKET FUND
 --------------------------
 1996       $ 1.00    $0.04    $ 0.00     $(0.04)  $ 0.00   $ 1.00  4.54%   $ 10,910   0.69%     4.45%       0.84%      4.30%
 1995         1.00     0.05      0.00      (0.05)    0.00     1.00  5.02       7,931   0.69      4.89        0.84       4.74
 1994         1.00     0.03      0.00      (0.03)    0.00     1.00  3.32       3,231   0.70      3.52        0.86       3.36
 1993(1)      1.00     0.02      0.00      (0.02)    0.00     1.00  2.29       1,347   0.75      2.28        5.23**    (2.20)**
           Portfolio  Average
           Turnover  Commission
             Rate     Rate+++
--------------------------------------------
 ----------------------------
 TAX-EXEMPT FIXED INCOME FUND
 ----------------------------
 1996          98%      N/A
 1995         129       N/A
 1994         146       N/A
 1993(1)      149       N/A
 -------------------------------
 INTERNATIONAL FIXED INCOME FUND
 -------------------------------
 1996          85%      N/A
 1995         105       N/A
 1994         138       N/A
 1993(2)      146       N/A
 --------------------------
 TREASURY MONEY MARKET FUND
 --------------------------
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(1)      N/A       N/A

================================================================================
 * Sales loads, which were imposed prior to October 10, 1997, are not included in total return.
** Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Shares' initial year of operations.
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on March 9, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

                                                                                                                   Ratio of
                                                                                                                     Net
                                                                                                                  Investment
                                Net                                                          Ratio of   Ratio of   Income/
                              Realized                                                         Net      Expenses    (Loss)
                                and                Distri-   Net                   Ratio of Investment     to         to
              Net            Unrealized            butions  Asset           Net    Expenses   Income    Average    Average
             Asset     Net     Gains    Dividends    from   Value          Assets     to        to        Net        Net
             Value   Invest-  (Losses)   from Net  Realized  End           End of  Average   Average     Assets     Assets
           Beginning  ment       on     Investment Capital    of   Total   Period    Net       Net     (Excluding (Excluding
           of Period Income  Securities   Income    Gains   Period Return  (000)    Assets    Assets    Waivers)   Waivers)
----------------------------------------------------------------------------------------------------------------------------
 ----------------------------
 GOVERNMENT MONEY MARKET FUND
 ----------------------------
 1996        $1.00    $0.05    $0.00      $(0.05)   $0.00   $1.00   4.82% $  5,093   0.69%     4.71%      0.69%      4.71%
 1995         1.00     0.05     0.00       (0.05)    0.00   $1.00   5.33     3,002   0.67      5.18       0.67       5.18
 1994         1.00     0.04     0.00       (0.04)    0.00   $1.00   3.63     2,739   0.67      3.62       0.67       3.62
 1993(1)      1.00     0.02     0.00       (0.02)    0.00   $1.00   2.78     1,814   0.72      2.69       2.37       1.04
 -----------------
 MONEY MARKET FUND
 -----------------
 1996        $1.00    $0.05    $0.00      $(0.05)   $0.00   $1.00   4.87% $  1,466   0.68%     4.77%      0.83%      4.62%
 1995         1.00     0.05     0.00       (0.05)    0.00   $1.00   5.38     1,358   0.66      5.22       0.81       5.07
 1994         1.00     0.04     0.00       (0.04)    0.00   $1.00   3.71       605   0.66      4.13       0.81       3.98
 1993(2)      1.00     0.02     0.00       (0.02)    0.00   $1.00   2.76       118   0.72      2.69      10.48      (7.09)
 ----------------------------
 TAX-EXEMPT MONEY MARKET FUND
 ----------------------------
 1996        $1.00    $0.03    $0.00      $(0.03)   $0.00   $1.00   2.88% $  2,807   0.65%     2.85%      0.81%      2.69%
 1995         1.00     0.03     0.00       (0.03)    0.00   $1.00   3.24     3,244   0.66      3.19       0.81       3.04
 1994         1.00     0.02     0.00       (0.02)    0.00   $1.00   2.24     4,204   0.68      2.31       0.84       2.15
 1993(3)      1.00     0.01     0.00       (0.01)    0.00   $1.00   1.65     1,394   0.74      1.81       4.88      (2.33)**
           Portfolio  Average
           Turnover  Commission
             Rate     Rate+++
--------------------------------------------
 ----------------------------
 GOVERNMENT MONEY MARKET FUND
 ----------------------------
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(1)      N/A       N/A
 -----------------
 MONEY MARKET FUND
 -----------------
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(2)      N/A       N/A
 ----------------------------
 TAX-EXEMPT MONEY MARKET FUND
 ----------------------------
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(3)      N/A       N/A

================================================================================
 ** Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Shares' initial year of operations.
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on April 22, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on March 31, 1993. All ratios and total returns for the period have been annualized.
 3. Commenced operations on April 13, 1993. All ratios and total returns for the period have been annualized.

YOUR ACCOUNT AND DOING BUSINESS WITH US

Investor Shares of the Funds are sold on a continuous basis and may be purchased through financial institutions or broker-dealers which have established a dealer agreement with the Distributor ("Intermediaries"). The
Funds may make Investor Shares available to other investors in the future.
Shares of each Fund are offered only to residents of states and other jurisdictions in which the shares are eligible for purchase. For more information about the following topics, see "Additional Information About Doing Business with Us."
--------------------------------------------------------------------------------
 ................................................................................
[SYMBOL APPEARS HERE] WHAT IS AN INTERMEDIARY?

 Any entity, such as a bank, broker-dealer, other financial institution, association or organization that has entered into an arrangement with the Distributor to sell Fund shares to its customers.
 ................................................................................

HOW TO BUY,
REDEEM AND       Shares of the Funds may be purchased through Intermediaries
EXCHANGE         which provide various services to their customers. Each
SHARES           Intermediary may impose its own rules regarding investing in the Funds, including procedures for purchases, redemptions, and exchanges. Contact your Intermediary for information about the services available to you and for specific instructions on how to buy, sell and exchange shares. Certain Intermediaries may charge account fees. Information concerning shareholder services and any charges will be provided to you by your Intermediary. Some Intermediaries may be required to register as broker-dealers under state law.

                    The shares you purchase through an Intermediary may be
                 held "of record" by that Intermediary. If you want to transfer the registration of shares beneficially owned by you, but held "of record" by an Intermediary, you should call the Intermediary to request this change.

Other            Purchases of Investor Shares may be made by direct deposit or
Information      Automated Clearing House transactions if your Intermediary
Regarding        offers such services. Please contact your Intermediary to
Purchases        find out if these services are available to you and for more information about direct deposit or Automated Clearing House transactions.
                    Your Intermediary also may impose a wire charge on
                 purchases.
                    No certificates representing shares will be issued.

Automatic        You may systematically buy Investor Shares through deductions
Investment       from your checking account, provided these accounts are
Plan ("AIP")     maintained through banks which are part of the Automated
                 Clearing House system. Upon notice, the amount you commit to the AIP may be changed or canceled at any time. The minimum pre-authorized investment amount is $50 per month. Employees of ABN AMRO North America, Inc. or its affiliates who have arranged to purchase shares through the Automatic Investment
                 Plan (AIP) may open an account with no minimum initial purchase amount. You should contact your Intermediary

 ................................................................................

[LOGO APPEARS HERE]
HOW DOES AN
EXCHANGE TAKE
PLACE?


When making an exchange, you authorize the sale of your shares of one or more Funds in order to purchase the shares of another Fund. In other words, you are executing a sell order and then a buy order. This sale of your shares is a taxable event which could result in a taxable gain or loss.

 ................................................................................

 ................................................................................
                 to find out if the AIP is available to you. You may obtain an AIP application form by calling 1-800-443-4725 or by contacting your Intermediary.

EXCHANGING
SHARES
When Can You     Once payment for your shares has been received and accepted
Exchange         (i.e., an account has been established), you may exchange
Shares?          some or all of your Investor Shares for Investor Shares of other Funds within the Trust. Exchanges are made at net asset value.
                    Exchanges will be made only after instructions in writing
                 or by telephone (an "Exchange Request") are received by the
                 Transfer Agent.
                    The Trust reserves the right to change the terms and
                 conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days' notice.
Requesting an
Exchange of      To exchange shares, you should contact your Intermediary, who
Shares           will contact First Data Investor Services Group, Inc., 1400
                 Computer Drive, Westborough, MA 01581 (the "Transfer Agent") and effect the exchange on your behalf.

                    If an Exchange Request in good order is received by the
                 Transfer Agent by the time the net asset value is calculated for the Equity, Balanced and Fixed Income Funds, and by 1:00 p.m., Eastern time for any Money Market Fund, on any Business Day, the exchange usually will occur on that day. Exchange orders for the Government Money Market Fund and the Money Market Fund submitted to the Transfer Agent before 5:00 p.m., Eastern time, by accounts for which ABN AMRO North America, Inc. or its affiliates act in a fiduciary, agency, investment advisory or custodial capacity will become effective at the net asset value determined as of 5:00 p.m., Eastern time that same day. Your Intermediary may have earlier cutoff times for Exchange Requests. Please contact your Intermediary for more information about their exchange policies.

REDEMPTION OF
SHARES You may redeem your shares on any Business Day. Redemption requests must be made directly to your Intermediary. Redemption orders for the Equity, Balanced and Fixed Income Funds must be received by the time the net asset value is calculated. Redemption orders for the Money Market Funds must be received by 5:00 p.m., Eastern time. Redemption orders for the Government Money Market Fund and the Money Market Fund submitted to the Transfer Agent before 5:00 p.m., Eastern time, by accounts for which ABN AMRO North America, Inc. or its affiliates act in a fiduciary, agency, investment advisory or custodial capacity will become effective at the net asset value determined as of 1:00 p.m., Eastern time that same day. Your Intermediary may have earlier cutoff times for redeeming shares. Please contact your Intermediary for more information regarding redemption orders.

 ................................................................................
[SYMBOL APPEARS HERE] WHAT IS A SIGNATURE GUARANTEE?

 A signature guarantee verifies the authenticity of your signature and may be obtained from any of the following: banks, brokers, dealers, certain credit unions, securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.
 ................................................................................

                    A written request for redemption must be received by the
                 Transfer Agent in order to constitute a valid request for redemption. The Transfer Agent may require that the signature on the written request be guaranteed by a bank which is a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for $5,000 worth of shares or less, (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at the address of record or to a commercial bank account previously designated either on the Account Application or by written instruction to the Transfer Agent.

Redemption       Payment to shareholders for shares redeemed generally will be
Proceeds         made within seven days after receipt by the Transfer Agent of the valid request for redemption. The Funds intend to pay cash for all shares redeemed, but under conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, you may incur brokerage costs in converting such securities to cash.
                    You may have redemption proceeds mailed to your address or mailed or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to a designated bank account. Under most circumstances, payments will be wired on the next Business Day following receipt of a valid request for redemption. Redemption proceeds may be transferred by wire for a wire charge of $10.00, which is deducted from the amount of the redemption. Redemption proceeds may not be transmitted by Federal Reserve wire on federal holidays restricting wire transfers.

Communications    Neither the Trust nor the Transfer Agent will be responsible
with the          for any loss, liability, cost or expense for acting upon
Transfer Agent    wire instructions or upon telephone instructions that it
                  reasonably believes to be genuine. The Trust and the
                  Transfer Agent will each employ reasonable procedures to
                  confirm that instructions communicated by telephone are
                  genuine, including requiring a form of personal
                  identification prior to acting upon instructions received by telephone and recording telephone instructions. If market
                  conditions are extraordinarily active, or other
                  extraordinary circumstances exist, and an Intermediary
                  experiences difficulties placing redemption orders by
                  telephone, the Intermediary may wish to consider placing the order by other means. Your Intermediary may not close your account by telephone. Please contact your Intermediary for more information regarding their specific requirements for written and telephone requests for redemptions and signature guarantee requirements.
Other             All redemption orders are effected at the net asset value
Information       per share next determined after receipt of a valid request
Regarding         for redemption, as described above.
Redemptions          At various times, a Fund may be requested to redeem
                  shares for which it has not yet received good payment. In
                  such circumstances, the forwarding of proceeds will be
                  delayed for at least 15 days from the date of purchase or
                  until payment has been collected for the purchase of such
                  shares.
                     See "Purchase and Redemption of Shares" in the Statement
                  of Additional Information for examples of when your right to redeem your shares may be suspended.
Systematic        The Funds offer a Systematic Withdrawal Plan ("SWP") for
Withdrawal Plan   Investor Shareholders who wish to receive regular
                  distributions from their account. Upon commencement of the SWP, your account must have a current value of $5,000 or more. You may elect to receive automatic payments via check or Automated Clearing House of $50 or more on a monthly, quarterly, semi-annual or annual basis. You should contact your Intermediary to find out if a SWP is available to you and for information about the SWP. A SWP Application Form may be obtained by calling 1-800-443-4725 or by contacting your Intermediary.
                     You should realize that if withdrawals exceed income
                  dividends, your invested principal in your account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. To participate in the SWP, you must have your dividends automatically reinvested. To change or cancel the SWP, please contact your Intermediary.

CHECKWRITING      You may redeem your Money Market Investor Shares by writing
SERVICE           checks on your account. Once you have signed and returned a signature card, you will receive a supply of checks. A check
(Money Market     may be made payable to any person, and your account will
Funds)            continue to earn dividends until the check clears.

                    Because of the difficulty of determining in advance the
                 exact value of a Fund account, you may not use a check to close your account. Your account may be charged a fee for stopping payment of a check upon your request or if the check cannot be honored because of insufficient funds or other valid reasons.
                    You should contact your Intermediary to find out if
                 checkwriting services are available to you and for more information about checkwriting services.

INVESTMENT
OBJECTIVES AND
POLICIES ______________________________________________________________________

VALUE FUND       The Value Fund seeks a high level of total return through
                 capital appreciation and current income.

 ................................................................................
 [SYMBOL APPEARS HERE] WHAT ARE INVESTMENT OBJECTIVES AND POLICIES?

 Each Fund's investment objective is a statement of what it seeks to achieve. It is important to make sure that the investment objective matches your own financial needs and circumstances. The investment policies section spells out the types of securities in which each Fund invests.
 ................................................................................

                    The Value Fund will invest at least 65% of its total assets in U.S. common stocks that the Advisor believes are undervalued and present the opportunity to increase shareholder value. The Value Fund will invest in common stocks that are traded on a national securities exchange or are actively traded in the over-the-counter market and that: (i) are below average price to earnings, price to book value, price to sales, price to cash below ratios and/or above average dividend yields; and (ii) are issued by companies that the Advisor believes are financially sound and showing improving fundamentals not yet reflected in the market.

                    Any remaining assets of the Fund may be invested in: (i)
                 warrants to purchase common stocks; (ii) debt securities convertible into common stocks rated in the highest four rating categories by a nationally recognized statistical rating organization ("NRSRO") or determined by the Advisor to be of comparable quality at the time of purchase; (iii) preferred stock convertible into common stocks; and (iv) U.S. dollar denominated equity securities of foreign issuers (including sponsored American Depositary Receipts ("ADRs")). The Fund will invest in securities of foreign issuers only if they are listed on national securities exchanges or actively traded in the over-the-counter market. The Fund will invest in options and futures for hedging purposes only.

GROWTH FUND      The Growth Fund seeks a high level of total return primarily through capital appreciation.
                    The Growth Fund will invest at least 65% of its total
                 assets in the common stock of corporations of any size that, in the Advisor's opinion, have strong prospects for appreciation through growth in earnings. The Growth Fund invests primarily in common stocks that: (i) are traded on a national securities exchange or are actively traded in the over-the-counter market and have an average trading volume of more than $1 million per day; (ii) have sales and earnings growth rates that exceed the growth rate of the Gross Domestic Product; and (iii) maintain a positive return on equity and total assets.
                     Any remaining Fund assets may be invested in: (i)
                  warrants to purchase common stocks; (ii) debt securities convertible into common stocks; (iii) preferred stock convertible into common stocks; and (iv) U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs). The Fund will invest in securities of foreign issuers only if they are listed on national securities exchanges or actively traded in the over-the-counter market. The Fund will invest in options and futures for hedging purposes only.

SMALL CAP FUND    The Small Cap Fund seeks a high level of total return
                  primarily through capital appreciation.
                     The Small Cap Fund will invest at least 65% of its total
                  assets in the common stocks of corporations with smaller capitalization levels that the Advisor believes have strong prospects for appreciation through growth in earnings. The
                  Advisor's emphasis will be on a diversified portfolio of common stocks of companies with aggregate market capitalization of less than $1 billion. In selecting stocks for the Fund, factors reviewed will include sales and earnings growth rates and the strength of the issuer's balance sheet.
                     Because the Fund invests primarily in common stocks of
                  smaller capitalization companies, the Fund's shares may fluctuate significantly in value, and thus may be more suitable for long-term investors who can bear the risk of short-term fluctuations.
                     Any remaining Fund assets may be invested in: (i)
                  warrants to purchase common stocks; (ii) debt securities convertible into common stocks; (iii) preferred stock convertible into common stocks; and (iv) U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs). The Fund will invest in equity securities of foreign issuers that satisfy in substance the criteria for investing in smaller capitalization stocks set forth above. The Fund will invest in equity securities of foreign issuers only if they are listed on national securities exchanges or actively traded in the over-the-counter market.
                  The Fund will invest in options and futures for hedging purposes only.

INTERNATIONAL     The International Equity Fund seeks a high level of total
EQUITY FUND       return through capital appreciation and current income.
                     The International Equity Fund will invest at least 65% of
                  its total assets in equity securities of issuers in at least three countries other than the U.S.
                     While the Fund will not necessarily spread its
                  investments among more than three countries other than the U.S., the Advisor intends to diversify its investments among countries to reduce currency risk. Investments will be made primarily in common stocks of companies domiciled in developed countries, but may be made in the securities of companies domiciled in developing countries, as well.
                  Although the Fund will invest primarily in securities listed on national stock exchanges, it will also invest in securities actively traded in over-the-counter markets.
                  Securities of companies in developing
                  countries may pose liquidity risks. The Fund may invest or hold a portion of its assets in U.S. dollars and foreign currencies, including multinational currency units. A portion of the Fund's total assets normally will be held in U.S. dollars.
                     Any remaining Fund assets will be invested in common
                  stocks of closed-end management investment companies that invest primarily in international common stocks, stocks of U.S. issuers listed on national securities exchanges or actively traded in the over-the-counter market, convertible securities of U.S. issuers (whether or not they are listed on national securities exchanges) and money market instruments. The Fund will invest in options and futures for hedging purposes only.

TRANSEUROPE       The TransEurope Fund seeks a high level of total return
FUND              through capital appreciation and current income.
                     The TransEurope Fund will invest as fully as feasible
                  (and at least 65% of its total assets) in equity securities of European issuers located in Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain,
                  Sweden, Switzerland and the United Kingdom. Investments may also be made in the equity securities of issuers located in the smaller and emerging markets of Europe. The Fund may also invest in the equity securities of issuers in the following Eastern European countries: the Czech Republic,
                  Hungary, Poland and Slovakia. Emerging markets are subject to special risks not associated with domestic markets. See
                  "Certain Risk Factors."

                     The Fund's remaining assets will be invested in money
                  market instruments of European issuers. The Fund will invest in options and futures for hedging purposes only. The Fund may invest or hold a portion of its assets in U.S. dollars and European currencies, including multinational currency units. A portion of the Fund's total assets normally will be held in U.S. dollars. The Fund currently is not offering its shares to the public.

ASIAN TIGERS      The Asian Tigers Fund seeks to achieve capital appreciation.
FUND                 The Asian Tigers Fund will invest primarily in equity
                  securities that are traded on recognized stock exchanges of the countries of Asia and in equity securities of companies organized under the laws of an Asian country. The Fund may also invest in sponsored ADRs of Asian issuers that are traded on stock exchanges in the United States. The Fund does not intend to invest in securities which are principally traded in markets in Japan or in companies organized under the laws of Japan.
                     Under normal circumstances, at least 65% of the total
                  assets of the Fund will be invested in equity securities of issuers located in some or all of the following Asian countries: China, Hong Kong, Indonesia, Malaysia, the
                  Philippines, Singapore and Thailand. The Fund may also invest in common stocks traded on markets in India, Pakistan, Sri Lanka, South Korea and Taiwan, and may invest up to 5% of its net assets in other developing markets. The
                  Fund has no set policy for allocating investments among the several Asian countries. Allocation of investments among the various countries will depend on the relative attractiveness of the stocks of issuers in the respective countries. Government regulation and restrictions in many of the countries of interest may limit the amount, mode, and extent of investment in companies of such countries.

                     Any of the Fund's remaining assets will be invested in
                  common stocks of closed-end management investment companies that invest primarily in common stocks of Asian countries or money market instruments of Asian issuers.
                     In selecting industries and particular issuers, the
                  Advisor will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Fund seeks to invest in larger companies, it may invest in medium and small companies that, in the Advisor's opinion, have potential for growth.

                     While the Fund intends to invest primarily in securities
                  listed on stock exchanges, it may also invest in securities traded in over-the-counter markets, which may pose liquidity risks. No more than 5% of the Fund's net assets will be invested in unlisted securities. The Fund will invest in options and futures for hedging purposes only. The Fund may invest or hold a portion of its assets in U.S. dollars and Asian currencies. A portion of the Fund's total assets normally will be held in U.S. dollars.

LATIN AMERICA     The Latin America Equity Fund seeks long-term capital
EQUITY FUND       appreciation.
                     The Fund will invest primarily in equity securities of
                  (i) companies organized in, or for which the principal securities trading market is in Latin America, and (ii) companies, wherever organized, that, in one of the last two fiscal years derived more than 50% of their annual revenues or profits from goods produced, sales made or services performed in Latin America ("Latin American issuers"). Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of Latin
                  American issuers.
                     The Fund seeks to benefit from economic and other
                  developments in Latin America. The Advisor and Sub-Advisor believe that investment opportunities may be present in Latin America as a result of an evolving long-term international trend encouraging greater market orientation and diminishing governmental intervention in economic affairs. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of certain Latin
                  American countries. For the purpose of this prospectus, Latin America includes Argentina, Bolivia, Brazil, Chile,
                  Colombia, Costa Rica, the Dominican Republic, Ecuador, El
                  Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama,
                  Paraguay, Peru, Uruguay, Venezuela, and the Spanish-speaking island nations of the Caribbean (not including Cuba and Haiti). Although the Fund has no set policy for allocating investments among Latin American countries, it is currently contemplated that the Fund will emphasize investments in issuers located in Argentina, Brazil, Chile, Colombia,
                  Mexico, Peru and Venezuela. The Fund may be precluded from investing in certain of the remaining eleven countries and certain Spanish-speaking islands until such time as adequate custodial arrangements can be established. Government regulation and restrictions may limit the amount, mode and extent of investment in companies in such countries.

                     Although the Fund intends to invest primarily in equity
                  securities listed on stock exchanges, it may also invest in securities traded in over-the-counter markets and in securities for which there is no organized market.
                     The Fund may invest in investment grade debt securities,

                  including debt securities issued or guaranteed by a Latin American government or governmental entity ("Sovereign Debt"), obligations of supranational entities, Brady Bonds and money market instruments.

                     For hedging purposes only, the Fund may also enter into
                  options, futures, interest rate swaps, currency transactions, caps, collars and floors. The Fund may also write (i.e., sell) covered call options on the securities in which it may invest. The Fund may invest or hold a portion of its assets in U.S. dollars and Latin American currencies. A portion of the Fund's total assets normally will be held in U.S. dollars.

                     The Fund is non-diversified for purposes of the
                  Investment Company Act of 1940, as amended (the "1940 Act"), which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Fund currently is not offering Investor Shares to the public.

REAL ESTATE       The Real Estate Fund seeks a high level of total return, a
FUND              combination of growth and income, primarily through
                  investments in equity securities of companies principally engaged in the real estate industry. Equity securities include common stock, shares or units of beneficial interests of real estate investment trusts ("REITs"), limited partnership interests in master limited partnerships, rights or warrants to purchase common stock, preferred stock and securities convertible into or exchangeable for common stock.

                     The Fund will normally invest at least 65% of its assets
                  in equity securities of U.S. or foreign companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate, or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies in the real estate industry may include, but are not limited to, REITs or other securitized real estate investments, master limited partnerships that are treated as corporations for Federal income tax purposes and that invest in interests in real estate, real estate operating companies, real estate brokers or developers, financial institutions that make or service mortgages, and companies with substantial real estate holdings, such as lumber and paper companies, hotel companies, residential builders and land-rich companies. The Fund will not invest in real estate directly.

                     Any refinancing assets of the Fund may be invested in
                  securities of companies outside the real estate industry, including: U.S. dollar denominated equity securities of foreign issuers, including sponsored ADRs; fixed income securities rated in the four highest rating categories by an NRSRO; money market instruments and U.S. Government securities. The Fund may engage in short sales.

                     The Fund may invest in convertible securities whether or
                  not they are listed on national securities exchanges. Convertible Securities that are fixed income securities will be rated in the four highest rating categories by an NRSRO. The Fund may invest up to 100% of its assets in equity securities of foreign companies principally engaged in the real estate industry.

                    The Fund is non-diversified for purposes of the 1940 Act,
                  which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

BALANCED FUND     The Balanced Fund seeks a favorable total rate of return
                  through current income and capital appreciation consistent with preservation of capital, by investing in a portfolio comprised of fixed income and equity securities.

                     The Balanced Fund will invest at least 80% of its net
                  assets in fixed income and equity securities, with at least 25% of its assets in fixed income senior securities. Permissible investments for the Fund include: (i) corporate bonds and debentures of U.S. or foreign issuers rated in the highest four rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of purchase; (ii) securities denominated in U.S. dollars or in foreign currencies, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities or issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (iii) short-term commercial paper of U.S. or foreign issuers rated in the highest two rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment; (iv) obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions, and U.S. and London branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (v) obligations denominated in U.S. dollars or foreign currencies of supranational entities rated in the highest three rating categories by an NRSRO;
                  (vi) mortgage-backed securities rated in the highest two rating categories by an NRSRO; (vii) asset-backed securities rated in the highest three rating categories by an NRSRO;
                  (viii) STRIPS and receipts; (ix) repurchase agreements involving such securities; (x) loan participations, in which the Fund will not invest more than 5% of its total assets;
                  (xi) guaranteed investment contracts ("GICs") and bank investment contracts ("BICs") deemed by the Advisor to be of investment grade; (xii) swaps; (xiii) municipal notes rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality; and (xiv) municipal bonds rated in the highest three rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality. The Balanced Fund is not subject to maturity restrictions. The Balanced Fund may invest up to 15% of its assets in fixed income securities that are either denominated in foreign currencies or issued by foreign issuers, provided that assets invested in such securities will not constitute more than 50% of the assets of the Balanced Fund invested in fixed income securities.
                     The remainder of the Fund's assets will be invested in:
                  (i) common stocks; (ii) warrants to purchase common stocks;
                  (iii) debt securities convertible into common stocks; (iv) preferred stocks convertible into common stocks; (v) U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs); (vi) foreign securities; and
                  (vii) equity options. The equity securities in which the Fund will invest are listed on national securities exchanges or actively traded in the over-the-counter market. The Fund will invest, based on dividend paying characteristics and growth potential, in equity securities of companies of all sizes. There are no minimum rating criteria applicable to convertible securities.
                     The Balanced Fund is also permitted to invest in options
                  and futures (for hedging purposes only), engage in securities lending, acquire floating and variable rate securities, enter into dollar roll transactions with selected banks and broker-dealers and purchase securities on a when-issued basis where the purchase is for investment in the securities, not for leveraging, and subject to the investment restrictions described above.

FIXED INCOME      The Fixed Income Fund seeks a high level of total return
FUND              relative to funds with like investment objectives, from
                  income and, to a lesser degree, capital appreciation by investing in a portfolio consisting primarily of quality intermediate- and long-term fixed income securities.

                     The Fixed Income Fund will invest as fully as feasible
                  (and at least 65% of its total assets) in the following fixed income securities: (i) corporate bonds and debentures rated in the highest four rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of purchase; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (iii) short-term commercial paper rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of investment; (iv) obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions, and U.S. and London branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (v) U.S. dollar denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (vi) U.S. dollar denominated obligations of supranational entities rated in the highest three rating categories by an NRSRO; (vii) mortgage-backed securities rated in the highest three rating categories by an NRSRO; (viii) asset-backed securities rated in the highest three rating categories of an NRSRO; (ix) STRIPS and receipts evidencing separately traded interest and principal component parts of U.S. Government obligations ("Receipts");
                  (x) repurchase agreements involving such securities; (xi) loan participations, in which the Fund will not invest more than 5% of its total assets; (xii) GICs; (xiii) BICs; (xiv) swaps; (xv) municipal notes rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality; and (xvi) municipal bonds rated in the highest three rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality.
                     There are no restrictions on the average maturity of the
                  Fund or on the maturity of any single instrument. Maturities may vary widely depending on the Advisor's assessment of interest rate trends and other economic and market factors. The estimated dollar-weighted average portfolio maturity of the Fund is approximately eight years.
                     Any remaining assets of the Fund may be invested in
                  variable and floating rate obligations, dollar rolls, forward commitments, when-issued securities, and securities of foreign issuers. In addition, the Fund may lend the securities in which it is invested. The Fund may invest in options and futures for hedging purposes only.

INTERMEDIATE      The Intermediate Government Fixed Income Fund seeks a high
GOVERNMENT        level of total return relative to funds with like investment
FIXED INCOME      objectives, consistent with preservation of capital from
FUND              income and, to a lesser degree, capital appreciation, by
                  investing in a portfolio consisting of short- and intermediate-term U.S. Government securities.

                     The Intermediate Government Fixed Income Fund will invest
                  100% of its total assets in government securities, which include obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. The Fund may invest up to 100% of its assets in mortgage-backed securities.
                     Normally, the Fund will maintain an average weighted
                  maturity of three to ten years; under certain circumstances, however, the average weighted maturity may fall below three years. The Fund may invest in options and futures for hedging purposes only.

TAX-EXEMPT        The Tax-Exempt Fixed Income Fund seeks a high level of total
FIXED INCOME      return, relative to funds with like investment objectives,
FUND              consistent with preservation of capital, from income by
                  investing in a portfolio consisting primarily of securities that are exempt from Federal income tax and not subject to taxation as a preference item for purposes of the Federal alternative minimum tax.
                     The Tax-Exempt Fixed Income Fund will invest as fully as
                  feasible (at least 65% of the value of its total assets) in fixed income securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, rated in the highest four rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality, and will invest at least 80% of its net assets in comparably-rated fixed income securities the interest on which is exempt from Federal income tax and which are not subject to taxation as a preference item for purposes of the Federal alternative minimum tax.
                     The remainder of the Fund's assets may be invested in:
                  (i) short-term, tax-exempt commercial paper rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of investment; (ii) municipal notes rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality; (iii) fixed income options and futures; (iv) asset-backed securities; (v) Receipts; (vi) securities issued or guaranteed by the U.S. Government or its agencies; and (vii) corporate bonds rated in one of the three highest categories by an NRSRO.
                     There are no restrictions on the average maturity of the
                  Fund or the maturity of any single instrument. Maturities may vary widely depending on the Advisor's assessment of interest rate trends and other economic and market factors.
                  The Fund may invest in options and futures for hedging purposes only.

INTERNATIONAL     The International Fixed Income Fund, formerly the Global
FIXED INCOME      Fixed Income Fund, seeks a high level of total return
FUND              relative to funds with like investment objectives, measured in U.S. dollar terms, from income and capital appreciation by investing in a portfolio consisting of investment quality fixed income securities denominated in foreign currencies.
                     The International Fixed Income Fund will invest as fully
                  as feasible (at least 65% of its total assets) in investment quality fixed income securities of issuers in at least three of the following countries: Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy,
                  Japan, Luxembourg, The Netherlands, New Zealand, Norway,
                  Spain, Sweden, Switzerland and the United Kingdom.
                     The Fund strives to take maximum advantage of financial
                  and economic developments and currency fluctuations. All investments will be in high quality securities denominated in various currencies, including the European Currency Unit.
                     Fixed income securities consist of: (i) corporate bonds
                  and debentures rated in the highest four rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of purchase; (ii) short-term commercial paper rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of investment; (iii) securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (iv) obligations of supranational entities; (v) repurchase agreements involving such securities; (vi) loan participations, in which the Fund will not invest more than 5% of its total assets; and (vii) swaps, fixed income options and futures.

                     Any remaining Fund assets will be invested in: (i)
                  securities denominated in U.S. dollars or foreign currencies comparable in quality to the fixed income instruments described above; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities; (iii) obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions, and U.S. and London branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (iv) mortgage-backed securities rated in the highest two rating categories by an NRSRO; (v) asset-backed securities rated in the highest three rating categories by an NRSRO; (vi) Receipts;
                  (vii) GICs; and (viii) BICs. The Fund may invest or hold a portion of its assets in U.S. dollars and foreign currencies, including multinational currency units. A portion of the Fund's total assets normally will be held in U.S. dollars.
                     There are no restrictions on the average maturity of the
                  Fund or on the maturity of any single instrument. Maturities may vary widely depending on the Advisor's assessment of interest rate trends and other economic and market factors. The Fund may invest in options and futures for hedging purposes only.

                     The Fund is non-diversified for purposes of the 1940 Act,
                  which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

LIMITED           The Limited Volatility Fixed Income Fund seeks a high level
VOLATILITY        of current income, consistent with relative stability of
FIXED INCOME      principal, by investing primarily in a portfolio consisting
FUND              of short- and intermediate-term fixed income securities.

                     The Limited Volatility Fixed Income Fund will invest as
                  fully as feasible (at least 65% of its total assets) in the following short- and intermediate-term taxable fixed income obligations: (i) corporate bonds and debentures rated in the highest four rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of purchase; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (iii) short-term commercial paper rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of purchase; (iv) obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions, and U.S. and London branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (v) U.S. dollar denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (vi) U.S. dollar denominated obligations of supranational entities rated in the highest three rating categories by an NRSRO;
                  (vii) mortgage-backed securities rated in the highest three rating categories by an NRSRO; (viii) asset-backed securities rated in the highest three rating categories by an NRSRO; (ix) Receipts; (x) repurchase agreements involving such securities; (xi) swaps; (xii) municipal notes rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality; and (xiii) municipal bonds rated in the highest three rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality. The Fund will also invest in fixed income options and futures for hedging purposes only.
                     The Fund may also invest in dollar roll transactions,
                  variable and floating rate obligations, forward commitments, when-issued securities, and securities of foreign issuers. In addition, the Fund may lend the securities in which it is invested under certain conditions.

                     The dollar-weighted average maturity of the Fund will be
                  less than six years. The Advisor may shorten the average maturity substantially, as a temporary defensive position, in anticipation of a change in the interest rate environment.
                     The Fund currently is not offering its shares to the
                  public.

TREASURY MONEY    The Treasury Money Market Fund seeks to preserve principal
MARKET FUND       value and maintain a high degree of liquidity while
                  providing current income by investing in U.S. Treasury obligations.
                     The Treasury Money Market Fund invests in bills, notes,
                  and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Book Entry System
                  (such component parts of obligations are commonly known as "STRIPS" and all of the foregoing obligations are referred to herein collectively as "U.S. Treasury Obligations").

                     The Fund's investments in STRIPS will be limited to
                  components with maturities of less than 397 days. Investing in these securities entails certain risks, including that interest components may be more volatile in value than comparable maturity Treasury bills, as further described in "Description of Permitted Investments and Risk Factors." The Fund will invest primarily in U.S. Treasury Obligations other than STRIPS and repurchase agreements.

GOVERNMENT        The Government Money Market Fund seeks to provide as high a
MONEY MARKET      level of current income as is consistent with preservation
FUND              of capital and liquidity by investing in obligations of the
                  U.S. Government, its agencies or instrumentalities.
                     The Government Money Market Fund invests exclusively in
                  high quality money market instruments denominated in U.S.
                  dollars consisting of (i) U.S. Treasury Obligations; (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (e.g., Government National
                  Mortgage Association ("GNMA"), Fannie Mae, Federal Home Loan
                  Mortgage Corporation ("FHLMC"), Federal Land Bank); and
                  (iii) repurchase agreements involving such obligations.

MONEY MARKET      The Money Market Fund seeks to provide as high a level of
FUND              current income as is consistent with the preservation of
                  capital and liquidity by investing exclusively in high quality money market instruments.
                     The Money Market Fund invests exclusively in the
                  following: (i) U.S. Treasury Obligations; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities; (iii) commercial paper of U.S. and foreign issuers rated in the highest two short-term rating categories of an NRSRO at the time of investment or, if unrated, determined by the Advisor to be of comparable quality; (iv) obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S.
                  commercial banks, U.S. savings and loan institutions, and U.S. and London branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment;
                  (v) short-term corporate obligations of U.S. and foreign issuers whose commercial paper the Fund may purchase; (vi) repurchase agreements involving such obligations; (vii) obligations of supranational entities; (viii) loan participations; (ix) receipts evidencing separately traded interest and principal component parts of U.S. Government obligations; (x) standby commitments; and (xi) municipal securities. The Fund may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks.

TAX-EXEMPT        The Tax-Exempt Money Market Fund seeks to preserve principal
MONEY MARKET      value and maintain a high degree of liquidity while
FUND              providing current income exempt from Federal income tax and not included as a preference item under the Federal alternative minimum tax.
                     The Tax-Exempt Money Market Fund invests at least 80% of
                  its total assets in eligible securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from Federal income tax (collectively, "Municipal Securities"). In pursuing this policy, the Fund may purchase municipal bonds, municipal notes, tax-exempt commercial paper rated in the highest two short-term rating categories by an NRSRO in accordance with SEC regulations at the time of investment or, if unrated, determined by the Advisor to be of comparable quality, and shares of tax-exempt money market funds.
                     The Advisor has discretion to invest up to 20% of the
                  Fund's assets in the aggregate in taxable money market instruments (including repurchase agreements) and securities subject to the Federal alternative minimum tax.

GENERAL
INVESTMENT
POLICIES ______________________________________________________________________

THE EQUITY AND    Each Fund will invest in equity securities only if they are
BALANCED FUNDS    listed on national securities exchanges or actively traded in the over-the-counter market. Each Fund may invest in convertible securities whether or not they are listed on national securities exchanges.

                     Each Fund will invest not more than 15% of its total
                  assets in restricted securities. Each Fund will not invest more than 15% of its net assets in illiquid securities.
                     A Fund may enter into futures contract transactions only
                  to the extent that obligations under such contracts represent less than 20% of the Fund's assets. The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by a Fund.

THE FIXED         Each Fund may purchase mortgage-backed securities issued or
INCOME AND        guaranteed as to payment of principal and interest by the
BALANCED FUNDS    U.S. Government, its agencies or instrumentalities. The
                  Fixed Income Fund, Tax-Exempt Fixed Income Fund,
                  International Fixed Income Fund,

                  Limited Volatility Fixed Income Fund and Balanced Fund may purchase mortgage-backed securities issued by non-governmental issuers that are rated in the highest three rating categories of an NRSRO.
                     The Fixed Income Fund, Intermediate Government Fixed
                  Income Fund, Limited Volatility Fixed Income Fund and Balanced Fund may enter into dollar roll transactions with selected banks and broker-dealers.
                     The quality standards of debt securities and other
                  obligations as described for the Funds must be satisfied at the time an investment is made. In the event that an investment held by a Fund is assigned a lower rating or ceases to be rated, the Advisor will promptly reassess whether such security presents suitable credit risks and whether the Fund should continue to hold the security or obligation in its portfolio. If a portfolio security or obligation no longer presents suitable credit risks or is in default, the Fund will dispose of the security or obligation as soon as reasonably practicable unless the Trustees of the Trust determine that to do so is not in the best interest of the Fund.

                     Each Fund will invest not more than 15% of its total
                  assets in restricted securities. Each Fund will not invest more than 15% of its net assets in illiquid securities.
                     A Fund may enter into futures contract transactions only
                  to the extent that obligations under such contracts represent less than 20% of the Fund's assets. The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by a Fund.

THE MONEY         Each Money Market Fund intends to comply with regulations of
MARKET FUNDS      the SEC applicable to funds using the amortized cost method for calculating net asset value found in Rule 2a-7 under the 1940 Act. These regulations impose certain quality, maturity and diversification restraints on investments by the Funds.
                  Under these regulations, the Funds will invest only in U.S.
                  dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less. These constraints effectively preclude the Funds from investing in securities with interest rates as high as those of securities that may be acquired by Funds that are permitted to buy lower rated or longer term securities. For a further discussion of these rules, see the "Description of Permitted
                  Investments and Risk Factors--Restraints on Investments by
                  Money Market Funds".
                     Each Money Market Fund will not invest more than 10% of
                  its net assets in illiquid securities.

ALL FUNDS         All Funds may invest in variable and floating rate
                  obligations and may purchase securities on a when-issued basis. A Fund (except the Money Market Funds) may enter into futures contracts and options on futures for bona fide hedging purposes only.

                     In addition, each Fund reserves the right to engage in
                  securities lending.

                     There will be no limit to the percentage of portfolio
                  securities that a Fund may purchase subject to a standby commitment, but the amount paid directly or indirectly for a standby commitment held by the Fund will not exceed 1/2 of 1% of the value of the total assets of the Fund.

                     For temporary defensive purposes, when the Advisor
                  determines that market conditions warrant, each of the Equity Funds, Fixed Income Funds and Balanced Fund may invest up to 100% of its assets in money market instruments, U.S. dollars and foreign currencies, including multinational currency units.

RATINGS NRSROs provide ratings for certain instruments in which the Funds may invest. For example, bonds rated in the fourth highest rating category have an adequate capacity to pay principal and interest but may have speculative characteristics as well.
                     For a description of ratings, see the Statement of
                  Additional Information.

CERTAIN RISK FACTORS ___________________________________________________________
                  The investment policies of each Fund entail certain risks and considerations of which an investor should be aware.

The Real Estate   Because the Real Estate Fund invests primarily in the
Industry          securities of companies principally engaged in the real
                  estate industry, its investments may be subject to the risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Fund's investments. The Fund's share price and investment return fluctuate, and a shareholder's investment when redeemed may be worth more or less than its original cost.

                     Certain of these securities that are issued by foreign
                  companies may be subject to the risks associated with investing in foreign securities in addition to the risks associated with the direct ownership of real estate.

REITs REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or its failure to maintain exemption from registration under the Investment Company Act of 1940 (the "1940 Act"). Rising interest rates may cause the value of the debt securities in which a Fund will invest to fall. Conversely, falling interest rates may cause their value to rise. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

Equity            Investments in equity securities are generally subject to
Securities        market risks that may cause their prices to fluctuate over time. The values of convertible equity securities are also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate.

Fixed Income      There is a risk that the current interest rate on floating
Securities        and variable rate instruments may not accurately reflect
                  existing market interest rates.

                     Fixed income securities rated BBB by S&P or Baa by
                  Moody's (the lowest ratings of investment grade bonds) are deemed by these rating services to have speculative characteristics.

Foreign           The International Equity, TransEurope, Latin America Equity,
Securities        Asian Tigers and International Fixed Income Funds will, and certain other Funds may, invest in securities of foreign issuers. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities, including, among other risks, changes in currency rates and in exchange control regulations, costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulations of securities markets, withholding taxes and changes in taxes on income on securities, and possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits.
                     Certain Latin American countries are among the largest
                  debtors to commercial banks and foreign governments. Trading in Sovereign Debt involves a high degree of risk, since the governmental entity that controls the repayment of Sovereign
                  Debt may not be willing or able to repay the principal and/or interest of such debt obligations when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. As a result, Latin American governments may default on their Sovereign Debt, which may require holders of such Sovereign Debt to participate in debt rescheduling or additional lending to defaulting governments. There is no bankruptcy proceeding by which defaulted Sovereign Debt may be collected in whole or in part.

                     Investments in securities of foreign issuers are
                  frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in emerging markets, including Latin American markets. This may limit a Fund's ability to effectively hedge its investments in such markets.

Non-              A non-diversified Fund for purposes of the Investment
Diversification   Company Act of 1940, as amended (the "1940 Act"), means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. A Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause a Fund's share price to fluctuate more than that of a diversified investment company.

Concentration     The Real Estate Fund will concentrate its investments in
                  securities of companies primarily engaged in the real estate industry. As a result, the Fund may be more susceptible to the risks associated with the direct ownership of real estate than an investment company that does not concentrate its investments in this manner.

INVESTMENT LIMITATIONS _________________________________________________________
                  No Equity, Fixed Income or Balanced Fund may:

                  1. Purchase securities of any issuer (except securities
                     issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund. This restriction applies to 75% of the Fund's assets, and does not apply to the Latin America Equity, International Fixed Income or Real Estate Funds.

                  2. Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; repurchase agreements involving such securities; and with respect to the Real Estate Fund, investments in the real estate industry) if, as a result, more than 25% of the total assets of the Fund are invested in the securities of one or more issuers whose principal business activities are in the same industry.

                  3. Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.

 ................................................................................

     INVESTMENT
     ADVISOR

[LOGO OF REMBRANDT APPEARS HERE]

 A Fund's investment advisor manages the investment activities and is responsible for the performance of the Fund. The advisor conducts investment research, executes investment strategies based on an assessment of economic and market conditions, and determines which securities to buy, hold or sell.

 ................................................................................

                 No Money Market Fund may:

                 1. Purchase securities of any issuer if, as a result, the
                    Fund would violate the diversification provisions under Rule 2a-7 of the 1940 Act.

                 2. Purchase securities of any issuer if, as a result, more than 25% of the total assets of the Fund are invested in the securities of one or more issuers whose principal business activities are in the same industry or securities the interest upon which is paid from revenue of similar type industrial development projects, provided that this limitation does not apply to (i) investment in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities or in repurchase agreements involving such securities; (ii) obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks; or (iii) tax-exempt securities issued by government or political subdivisions of governments.


                 3. Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.
                    The foregoing percentages will apply at the time of the
                 purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISOR ____________________________________________________________________
                 The Trust and ABN AMRO Asset Management (USA) Inc., (the "Advisor"), (formerly LaSalle Street Capital Management,
                 Ltd.), 208 South LaSalle Street, Chicago, Illinois 60604-1003 have entered into an advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the Funds' investment programs, subject to the supervision of, and policies established by, the Trustees of the Trust.

                    The Advisor is entitled to a fee, which is calculated
                 daily and paid monthly, at an annual rate of .80% of the average daily net assets of the Value, Growth, Small Cap and International Fixed Income Funds; 1.00% of the average daily net assets of the International Equity, TransEurope, Latin America Equity, Real Estate and Asian Tigers Funds; .70% of the average daily net assets of the Balanced Fund; .60% of the average daily net assets of the Fixed Income, Intermediate Government Fixed Income, Tax-Exempt Fixed Income and Limited Volatility Fixed Income Funds; .35% of the average daily net assets of the Treasury Money Market, Money Market and Tax-Exempt Money Market Funds; and .20% of the average daily net assets of the Government Money Market Fund. The Advisor may voluntarily waive a portion of its fee in order to limit the total operating expenses of the Funds. The Advisor reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time.

                     For the fiscal year ended December 31, 1996, the Advisor
                  received an advisory fee of .80% for the Value Fund, .80% for the Growth Fund, .80% for the Small Cap Fund, 1.00% for the International Equity Fund, 1.00% for the Asian Tigers Fund, .70% for the Balanced Fund, 50% for the Fixed Income Fund, .50% for the Intermediate Government Fixed Income Fund, .48% for the Tax-Exempt Fixed Income Fund, .80% for the International Fixed Income Fund, .20% for the Government Money Market Fund, .19% for the Tax-Exempt Money Market Fund, .20% for the Treasury Money Market Fund and .20% for the Money Market Fund. The TransEurope Fund and Limited Volatility Fixed Income Fund had not commenced operations at fiscal year end. The Latin America Equity Fund and the Real Estate Fund had not offered Investor Shares to the public at fiscal year end.

                     ABN AMRO Asset Management (USA) Inc. was organized in
                  March, 1991 under the laws of the State of Delaware. The Advisor manages assets for corporations, unions, governments, insurance companies and charitable organizations. As of December 31, 1996, total assets under management by the Advisor were approximately $3.4 billion.

                     The Advisor is a direct, wholly-owned subsidiary of ABN
                  AMRO Capital Markets Holding, Inc., which is an indirect, wholly-owned subsidiary of ABN AMRO Holding N.V., a Netherlands company.

                     Jac A. Cerney, Senior Vice President of the Advisor, has
                  served as portfolio manager for the Value and Balanced Funds since their inception. Mr. Cerney has been associated with the Advisor and its predecessor since April, 1990.

                     Keith Dibble, Senior Vice President of the Advisor, has
                  served as portfolio manager for the Growth Fund since its inception. Mr. Dibble has been associated with the Advisor and its predecessor since 1987.

                     Nancy Droppelman, CPA, has served as portfolio manager of
                  the Real Estate Fund since its inception. Ms. Droppelman has been associated with the Advisor since January 1997. Prior to joining the Adviser, Ms. Droppelman served as a real estate analyst, with Edward Jones from January, 1995 to December, 1996, and served as a senior financial analyst and development accounting manager with Center Mart Properties from November 1988 to January 1995.
                     Marc G. Borghans, Vice President of the Advisor, has

                  served as co-manager of the Small Cap Fund since March, 1997 and portfolio manager since July, 1997. Mr. Borghans has been associated with the Advisor or its affiliates since 1988.

                     Mark W. Karstrom, Senior Vice President of the Advisor,
                  has served as portfolio manager for the Intermediate Government Fixed Income Fund and the Limited Volatility Fixed Income Fund since September, 1996. Mr. Karstrom joined the Advisor in August 1996. He served as a Vice President, Portfolio Manager with Norwest Investment Management and Trust and a predecessor firm from May, 1985 to July, 1996.

                     Charles H. Self, III, Senior Vice President of the
                  Advisor, has served as portfolio manager for the Fixed Income Fund since October, 1995. He served as the portfolio manager for the Tax-Exempt Fixed Income Fund since September, 1996 to June, 1997, and co-manager of the Tax-Exempt Fixed Income Fund from April, 1997 to June, 1997. Mr. Self joined the Advisor in October, 1995. He served as a Vice President with CSI Asset Management from December, 1988 to July, 1995.

                     Phillip P. Mierzwa, Assistant Vice President of the
                  Advisor, has served as co-manager of the Tax-Exempt Fixed Income Fund since April, 1997 and manager of the Tax-Exempt Money Market Fund since [ ]. He has been associated with the Advisor or its affiliates since February, 1990.
                     Gregory D. Boal, Senior Vice President of the Advisor,
                  has served as portfolio manager of the fixed income portion of the Balanced Fund since April, 1997 and as co-manager of the Tax-Exempt Fixed Income Fund since July, 1997. Mr. Boal joined the Advisor in March, 1997. He served as Manager, Fixed Income Division of First Citizens Bank from November, 1989 to March, 1997.

                     The Funds may execute brokerage or other agency
                  transactions through an affiliate of the Advisor.
THE SUB-ADVISOR ________________________________________________________________

                  ABN AMRO-NSM International Funds Management B.V. (the "Sub-Advisor"), Hoogoorddreef 66-68, P.O. Box 283, 1000 EA Amsterdam, The Netherlands, serves as the investment sub-advisor of the International Equity Fund, TransEurope Fund, Asian Tigers Fund, International Fixed Income Fund and Latin America Equity Fund pursuant to a Sub-Advisory Agreement with the Advisor. The Sub-Advisor is a holding company affiliate of the Advisor. Under the Sub-Advisory Agreement, the Sub-Advisor manages the Funds, selects investments and places all orders for purchases and sales of the Funds' securities, subject to the general supervision of the Trustees of the Trust and the Advisor. The Sub-Advisor has approximately $955 million under management, and manages two non-U.S. investment companies.
                     Wypke Postma fund manager with the Sub-Advisor, has
                  served as portfolio manager for the International Equity Fund since March, 1997. Mr. Postma has been associated with the Sub-Advisor and/or its affiliates since 1984.
                     Alex Ng has served as portfolio manager for the Asian
                  Tigers Fund since July, 1995. Mr. Ng has been associated with the Sub-Advisor and/or its parent since 1988. Mr. Ng also serves as the Far East Director of Asset Management for a Hong Kong-based affiliate of the Advisor.
                     Felix Lanters, portfolio manager for the TransEurope
                  Fund, has been associated with the Sub-Advisor and/or its parent since 1987.
                     Wouter Weijand has served as portfolio manager for the
                  International Fixed Income Fund since September, 1997. Mr. Weijand has worked in various investment management positions with ABN AMRO and/or its affiliates since 1984.

                     Luiz M. Ribeiro, Jr. has served as the portfolio manager
                  of the Latin America Equity Fund since November, 1997. Mr. Ribeiro has worked in various investment management positions with ABN AMRO and/or its affiliates since 1994. From March, 1990 to June, 1993, he served with the trading desk of Dibran DTVM Ltd.

                     For services provided and expenses incurred pursuant to
                  the Sub-Advisory Agreement, AANIFM is entitled to receive from the Advisor a fee, which is computed daily and paid quarterly, at the annual rate of .50% of the average daily net assets of each of the International Equity Fund, TransEurope Fund, Latin America Equity Fund and Asian Tigers Fund, and .40% of the average daily net assets of the International Fixed Income Fund. The Sub-Advisor received fees from the Advisor of .50% for the Asian Tigers Fund, .50% for the Latin America Equity Fund and International Equity Fund and .40% for the International Fixed Income Fund for the fiscal year ended December 31, 1997. As of fiscal year end, the TransEurope Fund had not commenced operations and the Latin America Equity Fund had not offered Investor Shares to the public.

THE ADMINISTRATOR ______________________________________________________________

                  First Data Investor Services Group, Inc. provides the Trust with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .15% of the average daily net assets of the Funds.

THE TRANSFERAGENT ______________________________________________________________

                  First Data Investor Services Group, Inc., 4400 Computer Drive, Westborough, MA 01581, serves as the transfer agent, and dividend disbursing agent for the Trust. Compensation for these services is paid under a transfer agency agreement with the Trust.

DISTRIBUTION AND SHAREHOLDER SERVICING _________________________________________

                  First Data Distributors, Inc., (the "Distributor"), Westborough, MA 01581 and the Trust are parties to a distribution agreement (the "Distribution Agreement").
                     The Funds have adopted plans under which firms, including
                  the Distributor, may provide shareholder and administrative services to Investor Shares shareholders for compensation. Under each plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor.
                     The Trust has a distribution plan with respect to
                  Investor Shares (the "Distribution Plan"). As provided in the Distribution Plan, the Trust pays a fee of .25% of the average daily net assets of Investor Shares to the Distributor as compensation for its services. From this amount, the Distributor may make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance, or provision of shareholder services. The Distribution Plan is characterized as a compensation plan since the distribution fee is paid to the Distributor without regard to the distribution or shareholder services expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.
                     In addition, the Trust has a shareholder servicing plan
                  with respect to Investor Shares (the "Shareholder Servicing Plan"). As provided in the Shareholder Servicing Plan, the Trust pays a fee of .25% of the average daily net assets of the Investor Shares to the Distributor in exchange for the Distributor (or its agent's) efforts in maintaining client accounts, arranging bank wires, responding to client inquiries concerning services provided or investment, and assisting clients in purchase, redemption and exchange transactions and changing their dividend options, account designations and addresses.
                     It is possible that an institution may offer different
                  classes of shares to its customers and differing services to the classes, and thus receive compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                     The Trust also offers Common Shares, which are sold
                  without a 12b-1 fee or shareholder servicing fee, primarily to individuals and institutional investors directly and through wrap programs, retirement plans, discount brokerage programs, and various brokerage firms. For more information about Common Shares, you may call 1-800-433-4725.

PERFORMANCE ____________________________________________________________________
THE EQUITY,       From time to time, the Funds may advertise yield and total
BALANCED AND      return. These figures will be based on historical earnings
FIXED INCOME      and are not intended to indicate future performance. The
FUNDS             yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period.
                  The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year, and is shown as a percentage of the investment.
                     The total return of a Fund refers to the average
                  compounded rate of return on a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.
                  The total return of a Fund may also be quoted as a dollar amount, on an aggregate basis, or an actual basis.

THE MONEY         From time to time a Fund may advertise its current yield and
MARKET FUNDS      effective compound yield. Both yield figures are based on
                  historical earnings and are not intended to indicate future performance. The current yield of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective compound yield is calculated similarly, but when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective compound yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Tax-Exempt Money Market Fund may also advertise a tax-equivalent yield, which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Tax-Exempt Money Market Fund's yield, assuming certain tax brackets for a shareholder.

ALL FUNDS         A Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services
                  (such as Lipper Analytical Securities Corp.) or by financial and business publications and periodicals, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. A Fund may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A
                  Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.
                     A Fund may quote various measures of volatility and
                  benchmark correlation in advertising, and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate the validity of a comparative benchmark. Measures of volatility and correlation are calculated using averages of historical data and cannot be precisely calculated.
                     Additional performance information is set forth in the
                  1996 Annual Report to Shareholders, and is available upon request and without charge by calling 1-800-443-4725.
                     The portfolio turnover rates for the Small Cap, Balanced,
                  Fixed Income, and Intermediate Government Fixed Income Funds for the fiscal year ended December 31, 1996 were 158%, 104%, 194%, and 179%, respectively. A high turnover rate will result in higher transaction costs and may result in additional tax consequences for shareholders.
                     The performance of Common Shares will normally be higher
                  than that of Investor Shares because of the additional distribution and administrative services expenses charged to Investor Shares.

TAXES __________________________________________________________________________
                 The following summary of Federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action.
                 No attempt has been made to present a detailed explanation of the Federal, state, or local income tax treatment of a Fund or its shareholders. In addition, state and local tax consequences on an investment in a Fund may differ from the Federal income tax consequences described below. Accordingly, you are urged to consult your tax advisor regarding specific questions as to federal, state, and local income taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.
 ...............................................................................
 [SYMBOL APPEARS HERE]     TAXES

 You must pay taxes on your Fund's earnings, whether you take your payments in cash or additional shares.
 ...............................................................................

Tax Status of the Funds

Each Fund is treated as a separate entity for Federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code. As long as each Fund qualifies for this special tax treatment, it will be relieved of Federal income tax on that part of its net investment income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) which is distributed to shareholders.

 ...............................................................................
 [SYMBOL APPEARS HERE]    DISTRIBUTIONS

 The Fund distributes income dividends and capital gains. Income dividends represent the earnings from the Fund's investments; capital gains distributions occur when investments in the Fund are sold for more than the original purchase price.
 ................................................................................

Tax Status of Distributions

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to you as ordinary income whether received in cash or in additional shares. Any net capital gains will be distributed annually as capital gains distributions and will be treated as gain from the sale or exchange of a capital asset held for more than one year, regardless of how long the you have held shares and regardless of whether the distributions are received in cash or in additional shares. Each Fund will notify you annually of the Federal income tax character of all distributions.

     Certain securities purchased by a Fund (such as STRIPS, TRs, TIGRs and CATS, defined in "Description of Permitted Investments and Risk Factors"), are sold at original issue discount, and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute such income, which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.
                     Income received on U.S. obligations is exempt from tax at
                  the state level when received directly by a Fund and may be exempt, depending on the state, when received by you as income dividends from the Fund, provided certain state-specific conditions are satisfied. Each Fund will inform you annually of the percentage of income and distributions derived from U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Fund is considered tax exempt in your particular state.
                     Dividends declared by a Fund in October, November or
                  December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, if paid by the Fund at any time during the following January.
                     Each Fund intends to make sufficient distributions prior
                  to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.
                     Investment income received by a Fund from sources within
                  foreign countries may be subject to foreign income taxes withheld at the source. The International Equity Fund, TransEurope Fund, Latin America Equity Fund, Asian Tigers Fund and International Fixed Income Fund expect to be able to elect to treat Shareholders as having paid their proportionate share of such foreign taxes withheld.
                     As a general rule, income dividends (not capital gain
                  distributions) paid by a Fund, to the extent the dividend is derived from dividends received from domestic corporations, may qualify for the dividends received deduction for corporate shareholders. Distributions of net capital gains from any Fund do not qualify for the dividends received deduction.
                     Dividends paid by the Fixed Income Funds will not qualify
                  for the dividends received deduction for corporate shareholders.
                     Each of the Tax-Exempt Fixed Income Fund and Tax-Exempt
                  Money Market Fund intends to qualify to pay "exempt interest dividends" by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50 percent of the value of its total assets consists of obligations, the interest on which is exempt from federal income tax. So long as this and certain other requirements are met, dividends consisting of such Funds' net tax-exempt interest income will be exempt interest dividends, which are exempt from federal income tax in the hands of the shareholders of the Fund, but may have alternative minimum tax consequences. See the Statement of Additional Information.
                     Current federal income tax laws limit the types and
                  volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Tax-Exempt Fixed Income Fund and the Tax-Exempt Money Market Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt interest dividends." Accordingly, municipal funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or certain industrial development bonds. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds. Current federal tax law also makes interest on certain tax-exempt bonds a tax preference item for purposes of the individual and corporate alternative minimum tax.
                     Interest on indebtedness incurred by shareholders to
                  purchase or carry shares of the Tax-Exempt Fixed Income Fund and the Tax-Exempt Money Market Fund is generally not deductible for federal income tax purposes.
                     Each sale, exchange, or redemption of Fund shares is a
                  taxable event to you.

ADDITIONAL
INFORMATION
ABOUT DOING
BUSINESS WITH US _____________________________________________________________

Business Days     You may buy, redeem or exchange shares on days on which the
                  New York Stock Exchange is open for business (a "Business
                  Day"). However, shares of a Money Market Fund cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers.

                     A purchase order for Investor Shares of the Equity,
                  Balanced and Fixed Income Funds will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives the order and payment before net asset value is calculated. However, an order may be canceled if the Custodian does not receive Federal funds before 4:00 p.m., Eastern time on the next Business Day, and you could be liable for any fees or expenses incurred by the Trust. The purchase price of Investor Shares of a Fund is the net asset value next determined after a purchase order is effective.

                     A purchase order for Investor Shares of the Money Market
                  Funds will be effective as of the day received by the Transfer Agent and eligible to receive dividends declared the same day if the Transfer Agent receives the order and the Custodian receives Federal funds payment before 1:00 p.m., Eastern time on such day. Otherwise, the purchase order will be effective the next Business Day. Purchase orders for the Government Money Market Fund and the Money Market Fund submitted to the Transfer Agent before 5:00 p.m., Eastern time, by accounts for which ABN AMRO North America, Inc. or its affiliates act in a fiduciary, agency, investment advisory or custodial capacity will become effective at the net asset value determined as of 5:00 p.m., Eastern time that same day.
                     Your Intermediary may have earlier cutoff times for share
                  transactions. Please contact your Intermediary for more information about its order requirements.

Minimum           The minimum initial investment in the Investor Shares is
Investment        $2,000; however, the minimum investment may be waived at the
                  Distributor's discretion. All subsequent purchases must be at least $100. Employees of ABN AMRO North America, Inc. or its affiliates who have arranged to purchase shares through the Automatic Investment Plan (AIP) may open an account with no minimum initial purchase amount. The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term movements. Consequently, the Trust reserves the right to reject a purchase order for Investor Shares when the Trust or the Transfer Agent determines that it is not in the best interest of the Trust or its shareholders to accept such order.

Maintaining a     Due to the relatively high cost of handling small
Minimum Account   investments, each Fund reserves the right to redeem, at net
Balance           asset value, your shares if, because of redemptions of
                  shares by or on your behalf, your account in any Fund has a value of less than $2,000. Accordingly, if you purchase shares of any Fund in only the minimum investment amount you may be subject to such involuntary redemption if you thereafter redeems any of these shares. Before any Fund exercises its right to redeem such shares and to send the proceeds to you, you will be given notice that the value of the shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in such Fund in an amount that will increase the value of the account to at least $2,000. See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

                     Your Intermediary may impose its own initial and
                  subsequent investment requirements. You should contact your Intermediary for information about any such requirements.
                     Your Intermediary also may have requirements for
                  maintaining a minimum account balance. You should contact your Intermediary for information about any such requirements.

Net Asset Value   The purchase price of a share of the Funds is the net asset value per share next computed after the order is received and accepted by the Trust. The selling price of a share of the Funds is the net asset value per share next determined after receipt of the request for redemption in good order.
                  The net asset value per share of the Money Market Funds is calculated as of 5:00 p.m., Eastern time, each Business Day.
                  The net asset value of the Equity, Balanced and Fixed Income
                  Funds is determined as of the regular close of business of the New York Stock Exchange (normally 4:00 p.m. Eastern time) each Business Day.

How the Net       The net asset value per share of a Fund is determined by
Asset Value is    dividing the total market value of the Fund's investments
Determined        and other assets, less any liabilities, by the total number of outstanding shares of the Fund. The Equity, Balanced and Fixed Income Funds value their portfolio securities at the last quoted sales price for such securities, or, if there is no such reported sales price on the valuation date, at the most recent quoted bid price. The investments of the Money
                  Market Funds will be valued using the amortized cost method described in the Statement of Additional Information. The
                  Funds may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, call features, ratings, and developments related to a specific security.

GENERAL INFORMATION ____________________________________________________________

The Trust         The Trust was organized as a Massachusetts business trust
                  under a Declaration of Trust dated September 17, 1992, and amended September 28, 1992 and October 20, 1992. The
                  Declaration of Trust permits the Trust to offer shares of separate funds and different classes of each fund. The Trust consists of the following funds: Money Market Fund, Government Money Market Fund, Treasury Money Market Fund,
                  Tax-Exempt Money Market Fund, Fixed Income Fund,
                  Intermediate Government Fixed Income Fund, Tax-Exempt Fixed
                  Income Fund, International Fixed Income Fund, Limited
                  Volatility Fixed Income Fund, Latin America Equity Fund,
                  Real Estate Fund, Value Fund, Growth Fund, Small Cap Fund,
                  International Equity Fund, TransEurope Fund, Asian Tigers
                  Fund and Balanced Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that fund, and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional funds. As of December 31, 1996, the Limited Volatility Fixed Income Fund and TransEurope
                  Fund had not commenced operations. The Latin America Equity
                  Fund is not available for purchase in Investor Shares.
                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of
                  preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under Federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws governing business trusts in the
                  Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

Voting Rights     Each share held entitles the shareholder of record to one
                  vote. Shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class.
                  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings but such meetings will be held from time to time to seek approval for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting         The Trust issues unaudited financial information semi-
                  annually and audited financial statements annually. The
                  Trust furnishes periodic reports to shareholders of record, and, as necessary, proxy statements for shareholder meetings.

Shareholder
Inquiries         Shareholder inquiries should be directed to the
                  Administrator, Westborough, Massachusetts, 01581, at 1-800-
                  443-4725.

Dividends         Substantially all of the net investment income (not
                  including capital gains) of the Value, Growth, Small Cap, Balanced, Fixed Income, Intermediate Government Fixed
                  Income, Tax-Exempt Fixed Income, Real Estate and Limited
                  Volatility Fixed Income Funds is distributed in the form of monthly dividends, and that of the International Equity, Latin America Equity, TransEurope, Asian Tigers and
                  International Fixed Income Funds is distributed in the form of dividends at least annually. Shareholders who own shares at the close of business on the record date will be entitled to receive the dividend. Currently, capital gains of the Funds, if any, will be distributed at least annually.
                     The net investment income (exclusive of capital gains) of
                  each of the Money Market Funds is distributed in the form of dividends, which are declared daily and distributed monthly to shareholders. Currently, capital gains of the Funds, if any, will be distributed at least annually.
                     Shareholders automatically receive all income dividends
                  and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution.
                     Dividends and distributions of the Funds are paid on a
                  per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

                     The Trust believes that as of April 1, 1998, banking
                  affiliates of ABN AMRO Capital Markets Holding, Inc. owned of record or beneficially, substantially all of the Investor Shares of the Money Market and Tax-Exempt Money Market Funds. As a consequence, these banking affiliates may be deemed to "control" these Funds within the meaning of the 1940 Act.

Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Auditors          ______  serves as independent auditors of the Trust.

Custodians        CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box
                  7618, Philadelphia, Pennsylvania 19101, acts as Custodian of the Trust. Morgan Stanley Trust Company, serves as foreign
                  Sub-Custodian of the Trust. The Custodians hold cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED
INVESTMENTS AND
RISK FACTORS ___________________________________________________________________

                  The following is a description of certain of the permitted investments and risk factors for the Funds:

American          ADRs are securities, typically issued by a U.S. financial
Depositary        institution (a "depositary"), that evidence ownership
Receipts          interests in a security or a pool of securities issued by a
("ADRs")          foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Asset-Backed      Asset-backed securities consist of securities secured by
Securities        company receivables, truck and auto loans, leases and credit
(Non-mortgage)    card receivables. Such securities are generally issued as
                  pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for purpose of owning such assets and issuing such debt. A Fund may invest in other asset-backed securities that may be created in the future if the Advisor determines they are suitable.

Bankers'          Bankers' acceptances are bills of exchange or time drafts
Acceptances       drawn on and accepted by a commercial bank. Bankers'
                  acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

Bank Investment   BICs are contracts issued by U.S. banks and savings and loan
Contracts ("BICs")institutions. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the general account of the bank or savings and loan institution. The bank or savings and loan institution then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. Generally, BICs are not assignable or transferable without the permission of the issuing bank or savings and loan institution. For this reason, BICs are considered to be illiquid investments.

Certificates of   Certificates of deposit are interest bearing instruments
Deposit           with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

Commercial        Commercial paper is a term used to describe unsecured short-
Paper             term promissory notes issued by banks, municipalities,
                  corporations and other entities. Maturities on these issues vary from a few to 270 days.

Convertible       Convertible securities are corporate securities that are
Securities        exchangeable for a set number of shares of another security at a prestated price. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Dollar Rolls      Dollar roll transactions consist of the sale of mortgage-
                  backed securities to a bank or broker-dealer, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate.
                  Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security.
                     If the broker-dealer to whom a Fund sells the security
                  becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted. Also, the value of the security may change adversely over the term of the dollar roll, such that the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Equity            Equity securities are common stocks and common stock
Securities        equivalents consisting of securities convertible into common stocks and securities having common stock characteristics
                  (i.e., rights and warrants to purchase common stocks, sponsored and unsponsored ADRs, REITs, and equity securities of closed-end investment companies. Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will not affect a Fund's net asset value.

Fixed Income      The market value of fixed income investments will change in
Securities        response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of securities with longer maturities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by NRSROs in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.

Forward Foreign   A forward contract involves an obligation to purchase or
Currency          sell a specific currency amount at a future date, agreed
Contracts         upon by the parties, at a price set at the time of the
                  contract.
                     At the maturity of a forward contract, a Fund may either
                  sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

Futures           Futures contracts provide for the future sale by one party
Contracts and     and purchase by another party of a specified amount of a
Options on        specific security at a specified future time and at a
Futures           specified price. An option on a futures contract gives the
Contracts         purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.
                     Stock and bond index futures are futures contracts for
                  various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.
                     Eurodollar futures are U.S. dollar-denominated futures
                  contracts or options thereon which are linked to the London
                  Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time.
                  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of the funds and sellers to obtain a fixed rate for borrowings.
                     No price is paid upon entering into futures contracts.
                  Instead, a Fund is required to deposit an amount of cash or U.S. Treasury securities known as "initial margin."
                  Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.
                     In order to avoid leveraging and related risks, when a
                  Fund purchases futures contracts, it will collateralize its position by depositing an amount of liquid securities, cash or cash equivalents, equal to the market value of the futures positions held, less margin deposits, in a segregated account with the Trust's custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.
                     There are risks associated with these activities,
                  including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option;
                  (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

Guaranteed        GICs are contracts issued by U.S. insurance companies.
Investment        Pursuant to such contracts, the Fund makes cash
Contracts         contributions to a deposit fund of the insurance company's
("GICs")          general account. The insurance company then credits to the
                  Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies. For this reason, GICs are considered by a Fund to be illiquid investments.

Illiquid          Illiquid securities are securities that cannot be disposed
Securities        of within 7 days at approximately the price at which they
                  are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding 7 days, if there is no secondary market for such security, and repurchase agreements with durations (or maturities) over 7 days in length.

Loan              Loan participations are interests in loans to U.S.
Participations    corporations which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower corporation will be deemed to be the issuer of the participation interest except to the extent a Fund derives its rights from the intermediary bank.
                  Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying corporate borrower. In the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower.
                  Under the terms of a loan participation, a Fund may be regarded as a creditor of the intermediary bank, (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent. The secondary market, if any, for these loan participations is limited.

Master Limited    Master Limited Partnerships are public limited partnerships
Partnerships      composed of (i) assets spun off from corporations or (ii)
                  private limited partnerships. Master limited partnerships are formed by reorganizing corporate assets or private partnerships as public limited partnerships combining various investment objectives. Interests in master limited partnerships are represented by depositary receipts traded in the secondary market. Because limited partners have no active role in management, the safety of a limited partner's investment in a master limited partnership depends upon the management ability of the general partner

Money Market      Money Market Instruments include certificates of deposit,
Instruments       commercial paper, bankers' acceptances, Treasury bills, time deposits, repurchase agreements and shares of money market funds.

Mortgage-Backed   Mortgage-backed securities are instruments that entitle the
Securities        holder to a share of all interest and principal payments
                  from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, balloon mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate.
                  Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.
                     Government Pass-Through Securities: These are securities
                  that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. GNMA, Fannie Mae and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury.
                     Private Pass-Through Securities: These are mortgage-
                  backed securities issued by a non-governmental entity, such as a trust or corporation. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.
                     In a CMO, series of bonds or certificates are usually
                  issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways.
                  Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.
                     A REMIC is a CMO that qualifies for special tax treatment
                  under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property.
                  Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests.
                  Guaranteed REMIC pass-through certificates ("REMIC
                  Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae. FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC
                  Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates.
                     Stripped Mortgage-Backed Securities ("SMBs"):  SMBs are
                  usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities.

Municipal         Municipal securities consist of (i) debt obligations issued
Securities        by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.
                     Municipal securities include both municipal notes and
                  municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds.

Obligations of    Supranational entities are entities established through the
Supranational     joint participation of several governments, and include the
Entities          Asian Development Bank, Inter-American Development Bank,
                  International Bank for Reconstruction and Development (World
                  Bank), African Development Bank, European Economic
                  Community, European Investment Bank and Nordic Investment
                  Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Options A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.
                     A Fund may purchase put and call options to protect
                  against a decline in the market value of the securities in its portfolio or to protect against an increase in the cost of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.
                     A Fund may write covered put and call options as a means
                  of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.
                     A Fund may purchase and write options on an exchange or
                  over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are illiquid.
                     A Fund may purchase and write put and call options on
                  foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of cash, cash equivalents or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.
                     A Fund may purchase and write put and call options on
                  indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or cash equivalents with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.
                     Risk Factors. Risks associated with options transactions
                  include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.
Receipts Receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, receipts may be subject to greater price volatility than interest paying U.S. Treasury obligations.

REITs REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs own real estate itself, but primarily invest their assets directly in real estate and derive their income mainly from rent and capital gains from sale of property. Mortgage REITs make loans to provide capital to real estate owners and buyers, primarily invest their assets in real estate mortgages and derive their income mainly from interest payments. Hybrid REITs combine the features of Equity and Mortgage REITs.

                     A REIT does not pay corporate income tax if it meets
                  regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute at least 95% of its taxable income for each taxable year.

Repurchase        Repurchase agreements are agreements by which a Fund obtains
Agreements        a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund or its agent will have actual or constructive possession of the securities held as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 100% of the purchase price. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act, as well as for federal and state income tax purposes.

Restraints on     Investments by each Money Market Fund are subject to
Investments by    limitations imposed under regulations adopted by the SEC.
Money Market      Under these regulations, money market funds may acquire only
Funds             obligations that present minimal credit risks and that are
                  "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. The
                  Advisor will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. In addition, in the case of taxable money market funds, investments in second tier securities are subject to the further constraints that (i) no more than 5% of a Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. A taxable money market fund may hold up to 25% its assets in first tier securities of a single issuer for three Business Days.

Restricted        Restricted securities are securities that may not be sold
Securities        freely to the public absent registration under the
                  Securities Act of 1933 or an exemption from registration.

Rights Rights are instruments giving shareholders the right to purchase shares of newly issued common stock below the public offering price before they are offered to the public.

Securities        In order to generate additional income, a Fund may lend the
Lending           securities in which it is invested pursuant to agreements
                  requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S.
                  Government or its agencies equal at all
                  times to 100% of the market value plus accrued interest of the loaned securities. Collateral is marked to market daily.
                  A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral in U.S. Government securities.
                  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.

Securities of     There are certain risks connected with investing in foreign
Foreign Issuers   securities. These include risks of adverse political and
                  economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable
                  U.S. securities. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.
                  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

Standby           Securities subject to standby commitments or puts permit the
Commitments       holder thereof to sell the securities at a fixed price prior
and Puts          to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price.
                  However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security.

Swaps, Caps,      Interest rate swaps, mortgage swaps, currency swaps and
Floors and        other types of swap agreements such as caps, floors and
Collars           collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.
                     In a typical cap or floor agreement, one party agrees to
                  make payments only under specified circumstances, usually in return for payment of a fee by the other party.

                     Swap agreements will tend to shift a Fund's investment
                  exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investment and their share price and yield.

Time Deposits     Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits with a withdrawal penalty are considered to be illiquid.

U.S. Government   Obligations issued or guaranteed by agencies of the U.S.
Agency            Government, including, among others, the Federal Farm Credit
Obligations       Bank, the Federal Housing Administration and the Small
                  Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage
                  Corporation, the Federal Land Banks and the U.S. Postal
                  Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government
                  National Mortgage Association securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., Fannie Mae securities). Guarantees of principal by agencies or instrumentalities of the U.S.
                  Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. Treasury     U.S. Treasury obligations consist of bills, notes and bonds
Obligations       issued by the U.S. Treasury.
Variable and      Certain obligations may carry variable or floating rates of
Floating Rate     interest, and may involve conditional or unconditional
Instruments       demand features. Such instruments bear interest at rates
                  which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

Warrants Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

When-Issued and   When-issued or delayed delivery basis transactions involve
Delayed           the purchase of an instrument with payment and delivery
Delivery          taking place in the future. Delivery of and payment for
Securities        these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the Custodian a separate account with liquid securities, cash or cash equivalents in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuations due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate. When investing in when-issued securities, a Fund will not accrue income until delivery of the securities and will invest in such securities only for purposes of actually acquiring the securities and not for the purpose of leveraging.

                                REMBRANDT FUNDS
                              INVESTMENT ADVISOR:
                      ABN AMRO ASSET MANAGEMENT (USA) INC.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of Rembrandt Funds (the "Trust") and should be read in conjunction with the appropriate prospectus. The Trust has two prospectuses dated April 30, 1998. One prospectus relates to Common shares of each Fund and the other relates to Investor shares of each Fund. Prospectuses may be obtained by writing to the Distributor, First Data Distributors, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, or by calling 1-800-443-4725.

                               TABLE OF CONTENTS
THE TRUST..............................................................
DESCRIPTION OF PERMITTED INVESTMENTS...................................
INVESTMENT LIMITATIONS.................................................
NON-FUNDAMENTAL POLICY.................................................
THE ADVISOR............................................................
THE SUB-ADVISOR........................................................
THE ADMINISTRATOR......................................................
DISTRIBUTION AND SHAREHOLDER SERVICING.................................
TRUSTEES AND OFFICERS OF THE TRUST.....................................
COMPUTATION OF YIELD...................................................
CALCULATION OF TOTAL RETURN............................................
PURCHASE AND REDEMPTION OF SHARES......................................
DETERMINATION OF NET ASSET VALUE.......................................
TAXES..................................................................
PORTFOLIO TRANSACTIONS.................................................
TRADING PRACTICES AND BROKERAGE........................................
DESCRIPTION OF SHARES..................................................
SHAREHOLDER LIABILITY..................................................
5% AND 25% SHAREHOLDERS................................................
LIMITATION OF TRUSTEES' LIABILITY......................................
FINANCIAL STATEMENTS...................................................
APPENDIX............................................................A-1

APRIL 30, 1998

THE TRUST

Rembrandt Funds is an open-end management investment company established as a Massachusetts business trust pursuant to a Declaration of Trust dated September 17, 1992. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and different classes of shares of each fund. Investors may purchase shares through two separate classes, Common Shares and the Investor Shares, which provide for variations in distribution costs, voting rights and dividends. Except for these differences between Common Shares and Investor Shares, each share of each fund represents an equal proportionate interest in that fund. See "Description of Shares." This Statement of Additional Information relates to the following funds: Value Fund, Growth Fund, Small Cap Fund, Real Estate Fund (collectively, the "Stock Funds"), Balanced Fund (the "Balanced Fund"), International Equity Fund, TransEurope Fund, Asian Tigers Fund, Latin America Equity Fund, International Fixed Income Fund (collectively, the "International Funds"), Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, Limited Volatility Fixed Income Fund (collectively, the "Fixed Income Funds"), Money Market Fund, Government Money Market Fund, Treasury Money Market Fund and Tax-Exempt Money Market Fund (collectively, the "Money Market Funds" and together with the Stock, Balanced, International and Fixed Income Funds, the "Funds").


DESCRIPTION OF PERMITTED INVESTMENTS

ASSET-BACKED SECURITIES

Asset-backed securities include company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Principal and interest on non-mortgage asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holder of the asset-backed securities. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

BANKERS' ACCEPTANCES

Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

BORROWING

Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to an outstanding borrowing. The Funds may be required to segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings.

BRADY BONDS

"Brady Bonds" are a particular type of Latin American debt obligation created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. During 1990, the Mexican external debt markets experienced significant changes with the completion of the "Brady Plan" restructurings in those markets. Brady Bonds are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated) and they are actively traded in the over-the-counter secondary market. U.S. dollar-denominated collateralized Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations with the same maturity. Interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that is typically equal to between 12 and 18 months of interest payments. Payment of interest and (except in the case of principal-collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. The restructurings provided for the exchange of loans and cash for newly issued bonds ("Brady Bonds"). Brady Bonds generally fall into two categories: collaterized Brady Bonds and bearer Brady Bonds.
Both types of Brady Bonds are issued in various currencies, primarily the U.S. dollar. Brady Bonds are actively traded in the over-the-counter secondary market for Latin American debt. U.S. dollar-denominated collaterized bonds, which may be fixed par bonds or floating rate discount bonds, are collaterized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year of rolling interest payments are collaterized by cash or other investments.

CERTIFICATES OF DEPOSIT

Certificates of deposit are interest bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

DOLLAR ROLLS

Dollar roll transactions consist of the sale of mortgage-backed securities to a bank or broker-dealer, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security.

If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted. Also, the value of the security may change adversely over the term of the dollar roll, such that the security that the Fund is required to repurchase may be worth less than the security that the fund originally held.

FLOATING RATE NOTES

Floating rate notes will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund may use the longer of the period required before the Fund is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must be rated in the third highest rating category or, in the Advisor's opinion, be of comparable quality. The Advisor will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Advisor may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

FOREIGN SECURITIES

Foreign securities may be U.S. dollar denominated or non-U.S. dollar denominated obligations or securities of foreign issuers, including obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit, and investments in Canadian commercial paper, foreign securities and Europaper. In addition, a Fund may invest in Depositary Receipts. Foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulations of securities markets, future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Government regulation in many of the countries of interest to a Fund may limit the extent of the Fund's investment in companies in those countries.

Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio securities. Certain markets may require payment for securities before delivery. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.

Investments in securities of foreign issuers are frequently denominated in foreign currencies (including the Euro and multinational currency units) and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in emerging markets, including Latin American markets. This may limit a Fund's ability to effectively hedge its investments in such markets.

The Latin America Equity Fund may invest in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies. Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, it may be difficult to reduce the Fund's Latin American currency risk through hedging. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

Certain risks associated with international investments and investing in smaller, developing capital markets are heightened for investments in Latin American countries. For example, some of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made in certain of these currencies periodically. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Furthermore, Latin American currencies may not be internationally traded. Also, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. In addition, although there is a trend toward less government involvement in commerce, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government still owns or controls many companies, including some of the largest companies in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio.

Securities of Latin American issuers pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. Low liquidity in markets may adversely affect the Fund's ability to buy and sell securities and cause increased volatility. Many of the countries in Latin America may at various times have less stable political environments than more developed nations. Changes of control may adversely affect the pricing of securities from time to time. Some of the Latin American countries may afford only limited opportunities for investing. In certain Latin American countries, the Fund may be able to invest solely or primarily through ADRs or similar securities and government approved investment vehicles (including closed-end investment funds). For example, due to Chile's current investment restrictions (in most cases, capital invested directly in Chile cannot be repatriated for at least one year), the Fund's investments in Chile primarily will be through investments in ADRs and established Chilean investment companies not subject to repatriation restrictions. The Fund may invest up to 10% of its total assets in the securities of closed-end investment companies. If the Fund invests in closed-end investment companies, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund, but also will directly bear duplicative fees (including advisory fees) of the underlying closed-end fund.

FORWARD FOREIGN CURRENCY CONTRACTS

A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract.

At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchase the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges, in addition, the Fund will only sell covered futures contracts and options on futures contracts.

No price is paid upon entering into futures contracts. Instead, the Fund is required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

In order to avoid leveraging and related risks, when the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or cash equivalents equal to the market value of the futures positions held, less margin deposits, in a segregated account with the Trust's custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

Eurodollar futures are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of the funds and sellers to obtain a fixed rate for borrowings.

No price is paid upon entering into futures contracts. Instead, a Fund is required to deposit an amount of cash of U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of liquid securities, cash or cash equivalents, equal to the market value of the futures positions held, less margin deposits, in a segregated account with the Trust's custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

GNMA CERTIFICATES

GNMA Certificates are securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

INVESTMENT COMPANY SHARES

Investments in shares of open-end funds and closed-end funds, as described in the prospectus, may result in the layering of expenses. Since such funds pay management fees and other expenses, shareholders of a Fund would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Under applicable regulations, the Funds are generally prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Funds own more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the Fund's total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds. See also "Investment Limitations."

The Trust has received an exemptive order from the Securities and Exchange Commission ("SEC") to permit the Funds to invest in shares of the Money Market Funds. Pursuant to this order, each Fund is permitted to invest in shares of the Money Market Funds provided that the Advisor and any of its affiliates waive management fees and other expenses with respect to Fund assets invested therein.

It is the position of the staff of the SEC that certain nongovernmental issuers of CMOs and REMICs constitute investment companies pursuant to the Investment Company Act of 1940, as amended ("1940 Act"), and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have been granted orders from the SEC exempting such instruments from the definition of investment company.


LOAN PARTICIPATIONS

Loan participations, as described in the prospectus, are interests in loans to U.S. corporations which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying corporate borrower. In the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, balloon mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

     Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. GNMA, Fannie Mae and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury.

     Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust or corporation. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

     Stripped Mortgage-Backed Securities ("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities.

Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which are rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds that are secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and
                    --- ----
principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obliga-tion. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Certain of the Funds also may invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.
These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

MUNICIPAL SECURITIES

Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real or special obligation bonds, private activity and industrial development bonds.

Municipal notes include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund's investments in any of the notes described above will be limited to those obligations (i) rated in the highest two rating categories by an NRSRO or (ii) if not rated, of equivalent quality in the Advisor's judgment.

Municipal bonds must be rated in the highest four rating categories by an NRSRO at the time of investment or, if unrated, must be deemed by the Advisor to have essentially the same characteristics and quality as bonds rated in the above rating categories. The Advisor may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.


OPTIONS

Put and call options may be used by a Fund from time to time as the Advisor deems to be appropriate except as limited by each Fund's investment restrictions, but will not be used for speculative purposes. Among the strategies the Advisor may use are: protective puts on stocks owned by a Fund, buying calls on stocks a Fund is attempting to buy and writing covered calls on stocks a Fund owns.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction". In order to close out an option position, a Fund may enter into a "closing transaction" -- the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

A Fund may buy protective put options from time to time on such portion of its assets as the Advisor determines is appropriate in seeking the Fund's investment objective. The advantage to the Fund of buying the protective put is that if the price of the stock falls during the option period, the Fund may exercise the put and receive the higher exercise price for the stock. However, if the security rises in value, the Fund will have paid a premium for the put which will expire unexercised.

A Fund may buy call options from time to time as the Advisor determines is appropriate in seeking the Fund's investment objective. The Fund may elect to buy calls on stocks that the Fund is trying to buy. The advantage of the Fund buying the fiduciary call is that if the price of the stock rises during the option period, the Fund may exercise the call and buy the stock for the lower exercise price. If the security falls in value, the Fund will have paid a premium for the call (which will expire worthless) but will be able to buy the stock at a lower price.

A Fund may write covered call options from time to time on such portion of its assets as the Advisor determines is appropriate in seeking the Fund's investment objective. The advantage to the Fund of writing covered call options is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

A Fund may write covered put and call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. they are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices that are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its custodian bank consisting of cash, cash equivalents or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

There are risks associated with option transactions, including the following:
(i) the success of a hedging strategy may depend on the ability of the Advisor to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be imperfect correlation between the movement in prices of securities held by a Fund; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RECEIPTS

Receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, receipts may be subject to greater price volatility than interest paying U.S. Treasury obligations. See also "Taxes."

REPURCHASE AGREEMENTS

Repurchase agreements, into which each of the Funds, except the Treasury Money Market Fund, is permitted to enter, are agreements by which a person (e.g., a
                                                                      ----
Fund) obtains a security and simultaneously commits to return the security to the seller (primary securities dealer recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Funds for purposes of their investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 100% of the resale price stated in the agreement (the Advisor monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Funds are treated as an unsecured creditors and required to return the underlying securities to the seller's estate.



RESTRICTED SECURITIES

Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") absent an exemption from registration. Up to 10% of a Fund's assets may consist of restricted securities that are illiquid and the Advisor may invest up to an additional 5% of the total assets of a Fund in restricted securities, provided it determines that at the time of investment such securities are not illiquid (generally, an illiquid security cannot be disposed of within seven days in the ordinary course of business at its full value), based on guidelines and procedures developed and established by the Board of Trustees of the Trust. The Board of Trustees will periodically review such procedures and guidelines and will monitor the Advisor's implementation of such procedures and guidelines. Under these procedures and guidelines, the Advisor will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Advisor intends to rely upon the exemption from registration provided by Rule 144A under the 1933 Act.

SECURITIES LENDING

Securities loaned by a Fund pursuant to an agreement which requires collateral to secure the loan will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed one-third of the value of a Fund's total assets taken at fair market value. A Fund will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. Loans are made only to borrowers deemed by the Advisor to be of good standing and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Funds may use the Distributor or a broker-dealer affiliate of the Advisor as a broker in these transactions.

SHORT SALES

Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A Fund may sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

A Fund may also maintain short positions in forward currency exchange transactions, which involve the Fund's agreeing to exchange currency that does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. To ensure that any short position of a Fund is not used to achieve leverage, the Fund establishes with its custodian a segregated account consisting of cash or liquid securities equal to the fluctuating market value of the currency as to which any short position is being maintained.

SOVEREIGN DEBT SECURITIES

Trading in Sovereign Debt involves a high degree of risk, since the governmental entity that controls the repayment of Sovereign Debt may not be willing or able to repay the principal and/or interest of such debt obligations when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. As a result, Latin American governments may default on their Sovereign Debt, which may require holders of such Sovereign Debt to participate in debt rescheduling or additional lending to defaulting governments. There is no bankruptcy proceeding by which defaulted Sovereign Debt may be collected in whole or in part.

Sovereign Debt Securities are debt securities issued by various foreign governmental issuers. Investing in foreign Sovereign Debt Securities will expose a Portfolio to political, social or economic changes in the countries that issue the securities. The ability of sovereign entities in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest when due may depend on a country's general economic and political conditions. In addition, a country's cash flow situation, the availability of sufficient foreign exchange, the relative size of its debt service burden to its economy, and its government's policy towards supranational agencies will also affect a country's ability or willingness to repay its debts.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. the commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS")

SPDRs are interests in a unit investment trust ("UIT") that may be obtained from
the UIT or purchased in the secondary market.   SPDRs are listed on the American
Stock Exchange. A UIT is a type of investment company, so investments in SPDRs are subject to those regulations described above limiting a Fund's acquisition of investment company securities.

The UIT will issue SPDRs in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Funds must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Funds will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

STANDBY COMMITMENTS, OR PUTS

The Advisor has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to institutions which the Advisor believes present minimal credit risks, and the Advisor will use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be general creditor (i.e., on a parity with
                                                       ----
all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to main-tain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put, but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued which are held by the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

STRIPS

Separately traded interest and principal securities ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Advisor will purchase only STRIPS that it determines are liquid or, if illiquid, that do not violate the Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, the Advisor will purchase for Money Market Funds only STRIPS that have a remaining maturity of 397 days or less; therefore, the Money Market Funds currently may purchase only interest component parts of U.S. Treasury Securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Money Market Funds.

SWAPS, CAPS AND FLOORS

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be highly volatile and have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation the Fund may have under these types of arrangements will be covered by setting aside liquid, high grade debt securities in a segregated account. The Fund will enter into swaps only with counterparties believed to be creditworthy.

In a typical cap or floor agreement, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. In swap agreements, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investment and their share price and yield.

The quality standards of debt securities and other obligations as described for the Funds must be satisfied at the time an investment is made. In the event that an investment held by a Fund is assigned a lower rating or ceases to be rated, the Advisor will promptly reassess whether such security presents suitable credit risks and whether the Fund should continue to hold the security or obligation in its portfolio. If a portfolio security or obligation no longer presents suitable credit risks or is in default, the Fund will dispose of the security or obligation as soon as reasonably practicable unless the Trustees of the Trust determine that to do so is not in the best interest of the Fund.



VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve conditional or unconditional demand features. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

WHEN-ISSUED SECURITIES

The Funds will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and the purchaser accrues no interest on the security during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis may be used as a form of leveraging because the purchaser may accept the market risk prior to payment for the securities. The Funds will segregate cash, cash equivalents or liquid securities in an amount at least equal in value to the Funds' commitments to purchase when-issued securities. If the value of these assets declines, the Funds will place additional liquid assets aside on a daily basis so that the value of the assets set aside is equal to the amount of such commitments. Consequently, the Funds will not use such purchases for leveraging.


INVESTMENT LIMITATIONS

Each Fund has adopted certain investment limitations which, in addition to those limitations in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the Fund's outstanding shares. The term "majority of the Fund's outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

NO FUND MAY:

1. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of shares of the Fund.

2. Purchase or sell real estate or physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

3. Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.

4. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described below or as permitted by rule, regulation or order of the SEC.

THE MONEY MARKET FUNDS MAY NOT:

1. Borrow money, except that a Fund (a) may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Fund's total assets determined at the time of the borrowing and (b) may borrow money from banks or by engaging in reverse repurchase agreements. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

2. Purchase securities of any issuer if, as a result, more than 25% of the total assets of the Fund are invested in the securities of one or more issuers whose principal business activities are in the same industry or securities the interest upon which is paid from revenue of similar type industrial development projects, provided that this limitation does not apply to (i) investment in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities or in repurchase agreements involving such securities; (ii) obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks; or (iii) tax-exempt securities issued by government or political subdivisions of governments.

3. Purchase securities of any issuer if, as a result, the Fund would violate the diversification provisions under Rule 2a-7 of the 1940 Act.

THE STOCK, INTERNATIONAL, FIXED INCOME AND BALANCED FUNDS MAY NOT:

1. Borrow money, except that a Fund (a) may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Fund's total assets determined at the time of the borrowing and (b) may borrow money from banks or by engaging in reverse repurchase agreements. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

2. Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; repurchase agreements involving such securities; and with respect to the Real Estate Fund, investments in the real estate industry) if, as a result, more than 25% of the total assets of the Fund are invested in the securities of one or more issuers whose principal business activities are in the same industry.

The foregoing percentages (except for the limitation on illiquid securities below) will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

NON-FUNDAMENTAL POLICY

No Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets (except for all Money Market Funds for which the limit is 10%).

THE ADVISOR

The Trust and ABN AMRO Asset Management (USA) Inc. (formerly LaSalle Street Capital Management, Ltd.), 208 South LaSalle Street, Chicago, Illinois 60604 (the "Advisor"), have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

For the fiscal years ended December 31, 1995, 1996, and 1997, the Funds paid the following advisory fees:

============================================================================================================
                                             Net Fees Paid               Fees Waived
                                 ---------------------------------------------------------------------------
              Fund                    1995         1996         1997        1995          1996       1997
============================================================================================================
 Treasury Money Market Fund         $229,313      $  291,794              $184,294      $235,779
------------------------------------------------------------------------------------------------------------
 Government Money Market
 Fund                               $376,824      $  448,001              $      0      $      0
------------------------------------------------------------------------------------------------------------
 Money Market Fund                  $998,172      $1,138,578              $647,771      $853,933
------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Market
 Fund                               $362,794      $  318,245              $289,877      $275,379
------------------------------------------------------------------------------------------------------------
 Fixed Income Fund                  $576,717      $  625,690              $100,132      $125,138
------------------------------------------------------------------------------------------------------------
 Intermediate Government Fixed
 Income Fund                        $419,323      $  334,912              $ 72,093      $ 66,982
------------------------------------------------------------------------------------------------------------
 Tax-Exempt Fixed Income Fund       $249,245      $  218,761              $ 64,521      $ 56,636
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                             Net Fees Paid               Fees Waived
                                 ---------------------------------------------------------------------------
              Fund                    1995         1996         1997        1995          1996       1997
============================================================================================================
 International Fixed Income  Fund   $139,512      $  140,609              $  0          $  0
------------------------------------------------------------------------------------------------------------
 Limited Volatility Fixed Income
  Fund                                  *               *                    *             *
------------------------------------------------------------------------------------------------------------
 Value Fund                         $788,698      $1,170,294              $  0          $  0
------------------------------------------------------------------------------------------------------------
 Growth Fund                        $685,748      $  723,113              $  0          $  0
------------------------------------------------------------------------------------------------------------
 Small Cap Fund                     $163,166      $  235,012              $  0          $  0
------------------------------------------------------------------------------------------------------------
 International Equity Fund          $643,380      $  886,424              $  0          $  0
------------------------------------------------------------------------------------------------------------
 TransEurope Fund                       *               *                    *             *
------------------------------------------------------------------------------------------------------------
 Asian Tigers Fund                  $211,903      $  312,823              $  0          $  0
------------------------------------------------------------------------------------------------------------
 Latin America Equity Fund              *         $   44,270                 *          $  0
------------------------------------------------------------------------------------------------------------
 Real Estate Fund                       *               *                    *             *
------------------------------------------------------------------------------------------------------------
 Balanced Fund                      $454,111      $  391,615              $  0          $  0
============================================================================================================

     *    Not in operation during the period.


THE SUB-ADVISOR

The Advisor, on behalf of the Trust, and ABN AMRO-NSM International Funds Management B.V., Foppingadreef 22, Amsterdam, 1000 EA Amsterdam, The Netherlands (the "Sub-Advisor"), have entered into a sub-advisory agreement (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement provides that the Sub-Advisor shall not be protected against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its or duties thereunder.

The Sub-Advisory Agreement provides that if, for any fiscal year, the Advisor is required, under its Advisory Agreement with the Trust, to reduce its fees for the Fund because of excess expenses, the Sub-Advisor shall reduce its fees by an amount equal to one-half of the amount by which the Advisor reduced its fees.
In addition, from time to time, the Sub-Advisor may voluntarily agree to waive or reduce some or all of the compensation to which it is entitled under the Sub-Advisory Agreement.

The continuance of the Sub-Advisory Agreement, after the first year, must be specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, the Sub-Advisor, or the Advisor, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding shares of the Fund. Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on sixty (60) days' written notice by the Advisor or by the Sub-Advisor. The Sub-Advisory Agreement will immediately terminate in the event of its assignment.

THE ADMINISTRATOR

The Trust and First Data Investor Services Group (the "Administrator"), a wholly-owned subsidiary of First Data Corporation, have entered into an administration agreement (the "Administration Agreement") dated
[_______________].

The Administrator, a Massachusetts corporation has its principal business offices at 4400 Computer Drive, Westborough, Massachusetts 01581. First Data Corporation and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

Prior to February 28, 1998, SEI Fund Resources ("SEI") served as the Trust's administrator. SEI, a Delaware business trust, has its principal offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI.

For the fiscal years ended December 31, 1995, 1996, and 1997, the Funds paid the following administrative fees:

===============================================================================
                                                    Net Fees Paid
                                            -----------------------------------
                   Fund                        1995          1996       1997
===============================================================================
Treasury Money Market Fund                   $176,434      $226,103
-------------------------------------------------------------------------------
Government Money Market Fund                 $282,618      $336,001
-------------------------------------------------------------------------------
Money Market Fund                            $647,771      $853,933
-------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                 $277,850      $254,410
-------------------------------------------------------------------------------
Fixed Income Fund                            $159,185      $187,707
-------------------------------------------------------------------------------
Intermediate Government Fixed Income Fund    $113,044      $100,473
-------------------------------------------------------------------------------
Tax-Exempt Fixed Income Fund                 $ 78,442      $ 68,849
-------------------------------------------------------------------------------
International Fixed Income Fund              $ 26,158      $ 26,364
-------------------------------------------------------------------------------
Limited Volatility Fixed Income Fund             *             *
-------------------------------------------------------------------------------

===============================================================================
                                                    Net Fees Paid
                                            -----------------------------------
                   Fund                        1995          1996       1997
===============================================================================
Value Fund                                   $147,881      $219,430
-------------------------------------------------------------------------------
Growth Fund                                  $128,578      $135,584
-------------------------------------------------------------------------------
Small Cap Fund                               $ 30,713      $ 44,065
-------------------------------------------------------------------------------
International Equity Fund                    $ 96,507      $132,965
-------------------------------------------------------------------------------
TransEurope Fund                                 *             *
-------------------------------------------------------------------------------
Asian Tigers Fund                            $ 31,786      $ 46,924
-------------------------------------------------------------------------------
Latin America Equity Fund                        *         $  6,640
-------------------------------------------------------------------------------
Real Estate Fund                                 *             *
-------------------------------------------------------------------------------
Balanced Fund                                $ 97,310      $ 83,917
===============================================================================

*  Not in operation during the period.


DISTRIBUTION AND SHAREHOLDER SERVICING

First Data Distributors, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated [_________]. The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than 60 days' notice by the Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor.

RULE 12B-1 FEES

The Trust has adopted a distribution plan for the Investor Shares of each Fund (the "Investor Shares Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Investor Shares Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" of the Trust or the Distributor, as that term is defined in the 1940 Act ("Disinterested Trustees"). The Investor Shares Plan requires that quarterly written reports of amounts spent under the Investor Shares Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. In accordance with Rule 12b-1 under the 1940 Act, the Investor Shares Plan may be terminated with respect to any Fund by a vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares of that Fund. The Investor Shares Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for such purpose, except that any change that would effect a material increase in any distribution fee with respect to a Fund requires the approval of that Fund's shareholders. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Disinterested Trustee.

Pursuant to the Distribution Agreement and the Investor Shares Plan, Investor Shares are subject to an ongoing distribution fee calculated on each Fund's aggregate average daily net assets attri butable to its Investor Shares.

The Investor Shares Plan provides for payments to the Distributor at an annual rate of .30% of the Investor Shares average daily net assets. The Investor Shares Plan is characterized as a compensation plan and is not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may therefore be higher or lower than its actual expenses.

Prior to February 28, 1998, Rembrandt Financial Services Company, Oaks, Pennsylvania 19456, served as the Trust's distributor and is a wholly-owned subsidiary of SEI Financial Services Company.

For the fiscal year ended December 31, 1997, the Funds paid the following amounts pursuant to the Investor Shares Plan:

===============================================================================
                                               Distribution Amount Paid
                   Fund                                  1997
-------------------------------------------------------------------------------
Treasury Money Market Fund                            $ [      ]
-------------------------------------------------------------------------------
Government Money Market Fund                          $ [      ]
-------------------------------------------------------------------------------
Money Market Fund                                     $ [      ]
-------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                          $ [      ]
-------------------------------------------------------------------------------
Fixed Income Fund                                     $ [      ]
-------------------------------------------------------------------------------
Intermediate Government Fixed Income Fund             $ [      ]
-------------------------------------------------------------------------------
Tax-Exempt Fixed Income Fund                          $ [      ]
-------------------------------------------------------------------------------
International Fixed Income Fund                       $ [      ]
-------------------------------------------------------------------------------
Limited Volatility Fixed Income Fund                  $ [      ]
-------------------------------------------------------------------------------
Value Fund                                            $ [      ]
-------------------------------------------------------------------------------
Growth Fund                                           $ [      ]
-------------------------------------------------------------------------------
Small Cap Fund                                        $ [      ]
-------------------------------------------------------------------------------

===============================================================================
                                                Distribution Amount Paid
                   Fund                                   1997
-------------------------------------------------------------------------------
International Equity Fund                             $ [      ]
-------------------------------------------------------------------------------
TransEurope Fund                                      $ [      ]
-------------------------------------------------------------------------------
Asian Tigers Fund                                     $ [      ]
-------------------------------------------------------------------------------
Balanced Fund                                         $ [      ]
===============================================================================

*  Not in operation during the period.

The distribution-related services that may be provided under the Investor Shares Plan include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution, and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law.

Except to the extent that the Administrator or Advisor benefitted through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no "interested person" of the Trust nor any Trustee of the Trust who is not an "interested person" of the Trust had a direct or indirect financial interest in the operation of the Investor Shares Plan or related agreements.

SHAREHOLDER SERVICING PLAN

The Trust has adopted a shareholder servicing plan for the Investor Shares of each Fund (the "Shareholder Servicing Plan"). Under the Shareholder Servicing Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below.

ARNOLD F. BROOKSTONE (4/8/30) -- Trustee and Chairman -- 150 N. Michigan Avenue, Chicago, Illinois 60601. Retired. Executive Vice President, Chief Financial Officer and Planning Officer of Stone Container Corporation, 1991-1995. Senior Vice President, Chief Financial Officer and Planning Officer of Stone Container Corporation since 1981. Prior thereto, Mr. Brookstone held various other executive positions with Stone Container Corporation since 1973.

WILLIAM T. SIMPSON (7/26/27) -- Trustee -- 1318 Navajo Court, Louisville, Kentucky. Consultant, PNC Bank of Kentucky (formerly Citizens Fidelity Bank and Trust company) (a state chartered bank) since 1992. Senior Vice President, PNC Bank of Kentucky 1973-1992.

ROBERT FEITLER (      ) -- Trustee -- [ADDRESS].  Chairman of Executive
Committee, Board of Directors, Weyco Group, Inc., since 1996. President and Director, Weyco Group, Inc., 1968-1996.

JOHN A. WING* (       ) -- Trustee**, President and Chief Executive Officer
-- 208 South LaSalle Street, Chicago, Illinois 60604.  [WORK HISTORY].

RICHARD A. FRODSHAM (        ) -- Vice President** --

CHARLES KLIMKOWSKI (       ) -- Vice President** --

JOHN KRAMER (       ) -- Vice President and Secretary** --

MICHAEL T. CASTINO (        ) -- Vice President** --

KATHRYN L. MARTIN (        ) -- Vice President and Assistant Secretary** --

LAURIE LYNCH (        ) -- Vice President** --

ANN WEIS (        ) -- Vice President --

JULIE TEDESCO (         ) -- Assistant Secretary --

TERESA HAMLIN (         ) -- Assistant Secretary --

JOHN J. BURKE, III (       ) -- Treasurer --

JYLANNE DUNNE (           ) -- Assistant Treasurer --

DIANE TARNOW  (           ) -- Vice President and Assistant Treasurer --

THERESE HOGAN (           ) -- Vice President and Assistant Treasurer --

JOHN H. GRADY, JR. (6/1/61) -- Assistant Secretary -- 1800 M Street, N.W. Washington, DC 20036. Partner, Morgan, Lewis & Bockius LLP (law firm) since 1995; Associate, Morgan, Lewis & Bockius LLP, 1993-1995; Associate, Ropes & Gray (law firm), 1988-1993.

____________________
*Mr. Wing is a Trustee who may be deemed to be an "interested person" of the Trust as the term is defined in the 1940 Act.
** This person is an "affiliated person" of the Advisor and the Trust, as the term is defined in the 1940 Act.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. Compensation of officers and affiliated Trustees of the Trust is paid by the Administrator.

For the fiscal year ended December 31, 1997, the Trustees received the following compensation:

=======================================================================================================
                                                                                 Total Compensation
                           Aggregate         Pension or                         from Registrant and
                         Compensation        Retirement          Estimated       Fund Complex Paid
                        From Registrant   Benefits Accrued    Annual Benefits    to Directors for
Name of Person,         for Fiscal Year   as Part of Fund          Upon          Fiscal Year Ended
Position                  Ended 1997          Expenses          Retirement              1997
------------------------------------------------------------------------------------------------------
Arnold F. Brookstone,       $14,000              N/A               N/A         $14,000 for service
Trustee                                                                        on one board
------------------------------------------------------------------------------------------------------
William T. Simpson,         $14,000              N/A               N/A         $14,000 for service
Trustee                                                                        on one board
------------------------------------------------------------------------------------------------------
John A. Wing*,                 N/A               N/A               N/A                 N/A
Trustee
------------------------------------------------------------------------------------------------------
Robert Feitler*,               N/A               N/A               N/A                 N/A
Trustee
------------------------------------------------------------------------------------------------------

_______________
* Messrs. Wing and Feitler did not serve as Trustees during 1997.


COMPUTATION OF YIELD

From time to time the Treasury Money Market Fund, Government Money Market Fund, Money Market Fund and Tax-Exempt Money Market Fund advertise their current yield and effective compound yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Funds refers to the income generated by an investment in a Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The current yield of the Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing Shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective yield of the Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = (Base Period Return +
1)365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

Tax Equivalent yields are computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a federal and/or state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

Yield = 2[((a-b)/(cd) + 1)/6/ - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The yield of these Funds fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

For the seven-day period ended December 31, 1997, the end of the Trust's most recent fiscal year, the Money Market Funds' current, effective and tax-equivalent yields were as follows:

========================================================================================
                                                                         7-Day Tax-
                                                7-Day      7-Day Tax-    Equivalent
                                              Effective    Equivalent     Effective
       Fund           Class    7-Day Yield      Yield         Yield         Yield
=======================================================================================
Treasury Money        Common      ____%        ____%           N/A            N/A
                      -----------------------------------------------------------------
Market Fund           Investor    ____%        ____%           N/A            N/A
---------------------------------------------------------------------------------------
Government Money      Common      ____%        ____%           N/A            N/A
                      -----------------------------------------------------------------
Market Fund           Investor    ____%        ____%           N/A            N/A
---------------------------------------------------------------------------------------
Money Market Fund     Common      ____%        ____%           N/A            N/A
                      -----------------------------------------------------------------
                      Investor    ____%        ____%           N/A            N/A
---------------------------------------------------------------------------------------
Tax-Exempt Money      Common      ____%        ____%          ____%          ____%
                      -----------------------------------------------------------------
Market Fund           Investor    ____%        ____%          ____%          ____%
=======================================================================================

Yields are one basis upon which investors may compare the Funds with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

The Value Fund, Growth Fund, Small Cap Fund, International Equity Fund, TransEurope Fund, Asian Tigers Fund, Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Limited Volatility Fixed Income Fund, Latin America Equity Fund, Real Estate Fund and Balanced Fund may also advertise a 30-day yield figure. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of these Funds refers to the annualized income generated by an investment in the Funds over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated over one year and is shown as a percentage of the investment.

For the thirty-day period ended December 31, 1997, the yield for the following Funds were:

===================================================================
                   Fund                      Class     30-Day Yield
===================================================================
Fixed Income Fund                            Common       ____%
                                             ----------------------
                                             Investor     ____%
-------------------------------------------------------------------
Intermediate Government Fixed Income Fund    Common       ____%
                                             ----------------------
                                             Investor     ____%
-------------------------------------------------------------------
Tax-Exempt Fixed Income Fund                 Common       ____%
                                             ----------------------
                                             Investor     ____%
-------------------------------------------------------------------

===================================================================
                   Fund                      Class     30-Day Yield
===================================================================
International Fixed Income Fund              Common       ____%
                                             ----------------------
                                             Investor     ____%
-------------------------------------------------------------------
Value Fund                                   Common       ____%
                                             ----------------------
                                             Investor     ____%
-------------------------------------------------------------------
Growth Fund                                  Common       ____%
                                             ----------------------
                                             Investor     ____%
-------------------------------------------------------------------
Small Cap Fund                               Common       ____%
                                             ----------------------
                                             Investor     ____%
-------------------------------------------------------------------
International Equity Fund                    Common        N/A
                                             ----------------------
                                             Investor      N/A
-------------------------------------------------------------------
Asian Tigers Fund                            Common        N/A
                                             ----------------------
                                             Investor      N/A
-------------------------------------------------------------------
Latin America Equity Fund                    Common       ____%
                                             ----------------------
                                             Investor      N/A
-------------------------------------------------------------------
Real Estate Fund                             Common       ____%
                                             ----------------------
                                             Investor      N/A
-------------------------------------------------------------------
Balanced Fund                                Common       ____%
                                             ----------------------
                                             Investor     ____%
===================================================================

* Not in operation at the end of the period.

The 30-day tax equivalent yields for the Tax-Exempt Fixed Income Fund for the period ended December 31, 1997, was ____% for the Common Shares and ____% for the Investor Shares.


CALCULATION OF TOTAL RETURN

From time to time, the Value Fund, Growth Fund, Small Cap Fund, International Equity Fund, TransEurope Fund, Asian Tigers Fund, Latin America Equity Fund, Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Limited Volatility Fixed Income Fund, Balanced Fund and Real Estate Fund may advertise total return. The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire
investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)/n/ = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Based on the foregoing, the average annual total return for the Funds from commencement of operations through December 31, 1997, and for the one and three year periods ended December 31, 1997, were as follows:

=======================================================================================================
                                                                        Average Annual Total Return
                                                                     ----------------------------------
                                                                                               Since
              Fund                               Class               One Year   Three Year   Inception
========================================================================================================
Treasury Money Market Fund         Investor-Without sales load /1#/    ____%       ____%        ____%
                                   ---------------------------------------------------------------------
                                   Common/2/                           ____%       ____%        ____%
--------------------------------------------------------------------------------------------------------
Government Money Market Fund       Investor-Without sales load/3#/     ____%       ____%        ____%
                                   ---------------------------------------------------------------------
                                   Common/2/                           ____%       ____%        ____%
--------------------------------------------------------------------------------------------------------
Money Market Fund                  Investor-Without sales load/4#/     ____%       ____%        ____%
                                   ---------------------------------------------------------------------
                                   Common/2/                           ____%       ____%        ____%
--------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund       Investor-Without sales load/5 #/    ____%       ____%        ____%
                                   ---------------------------------------------------------------------
                                   Common/2/                           ____%       ____%        ____%
--------------------------------------------------------------------------------------------------------
Fixed Income Fund                  Investor-With sales load/6 #/       ____%      ____%        ____%
                                   ---------------------------------------------------------------------
                                   Investor-Without sales load/6/      ____%       ____%        ____%
                                   ---------------------------------------------------------------------
                                   Common/2/                           ____%       ____%        ____%
--------------------------------------------------------------------------------------------------------
Intermediate Government Fixed      Investor-With sales load/7 #/       ____%      _____%       ____%
Income Fund
                                   ---------------------------------------------------------------------
                                   Investor-Without sales load/7/      ____%       ____%        ____%
                                   ---------------------------------------------------------------------
                                   Common/2/                           ____%       ____%        ____%
--------------------------------------------------------------------------------------------------------
Tax-Exempt Fixed Income Fund       Investor-With sales load/8 #/       ____%      ____%        ____%
                                   ---------------------------------------------------------------------
                                   Investor-Without sales load/8/      ____%       ____%        ____%
                                   ---------------------------------------------------------------------
                                   Common/2/                           ____%       ____%        ____%
--------------------------------------------------------------------------------------------------------
International Fixed Income Fund    Investor-With sales load/9 #/       ____%      ____%        ____%
                                   ---------------------------------------------------------------------
                                   Investor-Without sales load/9/      ____%       ____%        ____%
                                   ---------------------------------------------------------------------
                                   Common/10/                          ____%       ____%        ____%
--------------------------------------------------------------------------------------------------------

=======================================================================================================
                                                                        Average Annual Total Return
                                                                     ----------------------------------
                                                                                               Since
              Fund                               Class               One Year   Three Year   Inception
========================================================================================================
Limited Volatility Fixed Income    Investor-With sales load/#/          *           *            *
 Fund
                                   ---------------------------------------------------------------------
                                   Investor-Without sales load          *           *            *
                                   ---------------------------------------------------------------------
                                   Common                               *           *            *
--------------------------------------------------------------------------------------------------------
Balanced Fund                      Investor-With sales load/8 #/      _____%      ____%        ____%
                                   ---------------------------------------------------------------------
                                   Investor-Without sales load/8/     _____%      _____%       ____%
                                   ---------------------------------------------------------------------
                                   Common/2/                          _____%      _____%       ____%
--------------------------------------------------------------------------------------------------------
Value Fund                         Investor-With sales load/11 #/     _____%      _____%       ____%
                                   ---------------------------------------------------------------------
                                   Investor-Without sales load/11/    _____%      _____%       ____%
                                   ---------------------------------------------------------------------
                                   Common/2/                          _____%      _____%       ____%
--------------------------------------------------------------------------------------------------------
Growth Fund                        Investor-With sales load/12 #/     _____%      _____%        ____%
                                   ---------------------------------------------------------------------
                                   Investor-Without sales load/12/    _____%      _____%       _____%
                                   ---------------------------------------------------------------------
                                   Common/2/                          _____%      _____%       _____%
--------------------------------------------------------------------------------------------------------
Small Cap Fund                     Investor-With sales load/7 #/      _____%      _____%       _____%
                                   ---------------------------------------------------------------------
                                   Investor-Without sales load/7/    _____%      _____%       _____%
                                   ---------------------------------------------------------------------
                                   Common/2/                         _____%      _____%       _____%
--------------------------------------------------------------------------------------------------------
International Equity Fund          Investor-With sales load/7 #/      ____%       ____%        ____%
                                   ---------------------------------------------------------------------
                                   Investor-Without sales load/7/     ____%       ____%        _____%
                                   ---------------------------------------------------------------------
                                   Common/2/                         _____%      ____%        _____%
--------------------------------------------------------------------------------------------------------
Asian Tigers Fund                  Investor-With sales load/13 #/      ____%         *          ____%
                                   ---------------------------------------------------------------------
                                   Investor-Without sales load/13/     ____%         *          ____%
                                   ---------------------------------------------------------------------
                                   Common/14/                          ____%         *          ____%
--------------------------------------------------------------------------------------------------------
Latin America Equity Fund          Investor-With sales load/#/           *           *            *
                                   ---------------------------------------------------------------------
                                   Investor-Without sales load           *           *            *
                                   ---------------------------------------------------------------------
                                   Common                              ____%         *          ____%
--------------------------------------------------------------------------------------------------------
TransEurope Fund                   Investor-With sales load/#/           *           *            *
                                   ---------------------------------------------------------------------
                                   Investor-Without sales load           *           *            *
                                   ---------------------------------------------------------------------
                                   Common                                *           *            *
--------------------------------------------------------------------------------------------------------
Real Estate Fund                   Common/16/
========================================================================================================

*    Not in operation during the period.
/#/ Prior to July 28, 1997 Investor Shares were subject to front-end sales load

---------------
/1/ Commenced operations 3/25/93           /9/  Commenced operations 4/26/93
/2/ Commenced operations 1/4/93            /10/ Commenced operations 2/7/93
/3/ Commenced operations 4/22/93           /11/ Commenced operations 3/26/93
/4/ Commenced operations 3/31/93           /12/ Commenced operations 3/8/93
/5/ Commenced operations 3/24/93           /13/ Commenced operations 1/12/94
/6/ Commenced operations 3/12/93           /14/ Commenced operations 1/3/94
/7/ Commenced operations 4/12/93           /15/ Commenced operations 7/1/96
/8/ Commenced operations 3/9/93            /16/ Commenced operations 12/31/97

A Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Securities Corp.) or by financial and business publications and periodicals, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. A Fund may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios ad could include the value of a hypothetical investment in any of the capital markets. A Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

A Fund may quote various measures of volatility and benchmark correlation in advertising, and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate the validity of a comparative benchmark. Measures of volatility and correlation are calculated using averages of historical data and cannot be precisely calculated.

Additional performance information is set forth in the 1997 Annual Report to Shareholders, and is available upon request and without charge by calling 1-800-443-4725.

The performance of Common Shares will normally be higher than that of Investor Shares because of the additional distribution and administrative services expenses charged to Investor Shares.


PURCHASE AND REDEMPTION OF SHARES

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the New York Stock Exchange, the Advisor, the Administrator and/or the Custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Funds is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the total number of outstanding shares. Securities of the Treasury Money Market, Government Money Market, Money Market and Tax-Exempt Money Market Funds will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

A Fund's use of amortized cost and the maintenance of the Fund's net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Rule 2a-7 also requires the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds' current net asset value per share calculated using available market quotations from the Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to Shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; with holding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds
                                      --- ----
in each Shareholder's account and to offset each Shareholder's pro rata portion
                                                                --- ----
of such loss or liability from the Shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.

The securities of the Equity, Balanced and Fixed Income Funds are valued by the Administrator pursuant to valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees. Although the methodology and procedures are identical, the net asset value per share of Common Shares and Investor Shares within the Funds may differ because of the distribution expenses charged to Investor Shares.

TAXES

The following is only a summary of certain income tax considerations generally affecting a Fund and its Shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local income tax liabilities.

FEDERAL INCOME TAX

ALL FUNDS

This discussion of Federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder, in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its Shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (a) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income;
(b) a Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks, securities, options, futures or forward contracts, or foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to a Fund's business of investing in stock or securities, held for less than three months; and (c) diversify its holdings so that; (i) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which are engaged in the same, similar or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers. Requirement (b) no longer applies for tax years beginning after August 5, 1997.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the 4% federal excise tax.

Any gain or loss recognized on a sale or redemption of shares of a Fund by a Shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than eighteen months, mid-term if the shares have been held for over one year but not for over eighteen months, and short-term if for a year or less. If shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized by a shareholder will be treated as long-term capital loss to the extent of the long-term capital gain distributions.

If for any taxable year a Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such case, distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

A Fund may sell securities short "against the box." Under certain circumstances, these transactions may be treated as constructive sales, resulting in the recognition of gain to the Fund.

Certain securities purchased by a Fund (such as STRIPS, TRs, TIGRs and CATS) are sold at original issue discount, and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute such income, which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.

TAX-EXEMPT FUNDS

Interest on indebtedness incurred by a Shareholder in order to purchase or carry shares in the Tax-Exempt Fixed Income Fund or Tax-Exempt Money Market Fund is generally not deductible for federal income tax purposes to the extent that the Fund distributes exempt-interest dividends during the taxable year. If a Shareholder receives exempt-interest dividends with respect to any share of these Funds and if such share is held by the Shareholder for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of exempt-interest dividends. In addition, the Code may require a Shareholder who receives exempt-interest dividends to treat as taxable income a portion of certain social security and railroad retirement benefit payments. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by "private activity bonds" or certain industrial development bonds should consult their tax advisers before purchasing shares in the Tax-Exempt Funds. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds. Moreover, some or all of dividends received from the Tax-Exempt Funds may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of these exempt-interest dividends and distributions also may affect a corporate Shareholder's federal "environmental" tax liability, a foreign corporate Shareholder's federal "branch profits" tax liability, and an S corporation Shareholder's federal excess "passive investment income."

Shareholders of the Tax-Exempt Funds should consult their tax advisers to determine whether any portion of the income dividends received from such Funds is considered tax exempt in their particular states.

Issuers of bonds purchased by the Tax-Exempt Funds (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt-interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Tax-Exempt Fixed Income Fund and the Tax-Exempt Money Market Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt interest dividends." Accordingly, municipal funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or certain industrial development bonds. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds. Current federal tax law also makes interest on certain tax-exempt bonds a tax preference item for purposes of the individual and corporate alternative minimum tax.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Tax-Exempt Fixed Income Fund and the Tax-Exempt Money Market fund is generally not deductible for federal income tax purposes.

STOCK, BALANCED, AND INTERNATIONAL FUNDS (EXCEPT FOR THE INTERNATIONAL FIXED INCOME FUND)

A dividends-received deduction is available to corporations that receive dividends from domestic corporations. Dividends paid by an Stock, International or Balanced Fund will be eligible for the dividends-received deduction for corporate shareholders to the extent they are derived from dividends from domestic corporations and to the extent that the respective security has been held for at least three months. Stock, International and Balanced Fund Shareholders will be advised each year of the portion of ordinary income dividends eligible for the deduction. Individual shareholders are not entitled to the dividends received deduction regardless of which fund paid the dividend.

FIXED INCOME, MONEY MARKET AND INTERNATIONAL FIXED INCOME FUNDS

Dividends received from other funds, e.g., Money Market or Fixed Income Funds,
                                     ----
will not be eligible for the dividends-received deduction.

STATE TAXES

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to Shareholders and the ownership of shares may be subject to state and local taxes. Shareholders should verify their state and local tax liability with their tax advisors.

FOREIGN TAXES

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If a Fund meets the Distribution Requirement and if more than 50% of the value of such Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service that will enable Shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its Shareholders. Each Shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the Shareholder had paid the foreign tax directly. The Shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the Shareholder's federal income tax. If a Fund makes the election, it will report annually to its Shareholders the respective amounts per share of such Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.


PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Advisor and Sub-Advisor is responsible for placing the orders to execute transactions for the Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Advisor and Sub-Advisor generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Advisor and Sub-Advisor will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

The Advisor and Sub-Advisor select brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of their judgment of the professional capability of the brokers or dealers to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refer to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate out of all commission business generated by all of the Trust's separate funds and any other accounts under management by the Advisor and Sub-Advisor, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Advisor and Sub-Advisor in connection with their investment decision-making process with respect to one or more funds and accounts managed by them, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 (the "1934 Act"), higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

The Advisor and Sub-Advisor may place a combined order for two or more accounts or separate funds engaged in the purchase or sale of the same security if, in their judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Advisor and Sub-Advisor and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds may place orders with broker-dealers which have agreed to defray certain Trust expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or an affiliate of the Advisor or Sub-Advisor, which is a registered broker-dealer, for commissions in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Advisor or Sub-Advisor is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct commission business to one or more designated broker-dealers in connection with such broker-dealers' provision of services to the Trust or payment of certain Trust expenses (e.g., custody,
                                                            ----
pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

  For the fiscal year ended December 31, 1997, the Funds paid the following brokerage fees:

================================================================================================================================
                                                                              % of Total         Total
                                              Total $       % of Total of     Brokerage       Commissions          Total $
                               Total $       Amount of       Brokerage      Transactions    Paid to SFS in         Amount
                             Amount of       Brokerage      Commissions       Effected        Connection with    of Brokerage
                             Brokerage      Commissions       Paid to          Through        Repurchase          Commissions
           Fund             Commissions       Paid to      Affiliates in     Affiliated        Agreement            Paid for
                            Paid in 1997    Affiliates in       1997         Brokers in      Transactions in       Research
                                               1997                             1997             1997              in 1997
================================================================================================================================
  Intermediate
  Government Fixed
  Income Fund                    $               $               %               %                  $                 $
--------------------------------------------------------------------------------------------------------------------------------
  Tax-Exempt Fixed
  Income Fund                    $               $               %               %                  $                 $
--------------------------------------------------------------------------------------------------------------------------------
  Fixed Income Fund              $               $               %               %                  $                 $
--------------------------------------------------------------------------------------------------------------------------------
  International Fixed
  Income Fund                    $               $               %               %                  $                 $
--------------------------------------------------------------------------------------------------------------------------------
  Limited Volatility Fixed
  Income Fund                    *               *               *               *                  *                 *
--------------------------------------------------------------------------------------------------------------------------------
  Value Fund                     $               $               %               %                  $                 $
--------------------------------------------------------------------------------------------------------------------------------
  Growth Fund                    $               $               %               %                  $                 $
--------------------------------------------------------------------------------------------------------------------------------
  Small Cap Fund                 $               $               %               %                  $                 $
--------------------------------------------------------------------------------------------------------------------------------
  International Equity
  Fund                           $               $               %               %                  $                 $
--------------------------------------------------------------------------------------------------------------------------------
  Asian Tigers Fund              $               $               %               %                  $                 $
--------------------------------------------------------------------------------------------------------------------------------
  TransEurope Fund               *               *               *               *                  *                 *
--------------------------------------------------------------------------------------------------------------------------------
  Latin America Equity
  Fund                           $               $               %               %                  $                 $
--------------------------------------------------------------------------------------------------------------------------------
  Real Estate Fund               $               $               %               %                  $                 $
--------------------------------------------------------------------------------------------------------------------------------
  Balanced Fund                  $               $               %               %                  $                 $
--------------------------------------------------------------------------------------------------------------------------------
  Tax-Exempt Money
  Market Fund                    $               $               %               %                  $                 $
--------------------------------------------------------------------------------------------------------------------------------
  Money Market Fund              $               $               %               %                  $                 $
--------------------------------------------------------------------------------------------------------------------------------
  Treasury Money Market
  Fund                           $               $               %               %                  $                 $
--------------------------------------------------------------------------------------------------------------------------------
  Government Money
  Market Fund                    $               $               %               %                  $                 $
================================================================================================================================

  * Not in operation during the period.

  For the fiscal years ended December 31, 1995 and 1996, Funds paid the following brokerage fees:

===============================================================================================================================
                                        Total $ Amount of Brokerage Commissions         Total $ Amount of Brokerage
                                                     Paid in                         Commissions Paid to Affiliates in
              Fund                           1995        -         1996                  1995         -          1996
-------------------------------------------------------------------------------------------------------------------------------
  Intermediate Government Fixed
  Income Fund                                 $      0                                   $      0
-------------------------------------------------------------------------------------------------------------------------------
  Tax-Exempt Fixed Income Fund                $      0                                   $      0
-------------------------------------------------------------------------------------------------------------------------------
  Fixed Income Fund                           $      0                                   $      0
-------------------------------------------------------------------------------------------------------------------------------
  International Fixed Income Fund             $      0                                   $      0
-------------------------------------------------------------------------------------------------------------------------------
  Limited Volatility Fixed Income                    *                                          *
  Fund
-------------------------------------------------------------------------------------------------------------------------------
  Value Fund                                  $125,283                                   $  2,994
 ------------------------------------------------------------------------------------------------------------------------------
  Growth Fund                                 $117,644                                   $ 10,080
-------------------------------------------------------------------------------------------------------------------------------
  Small Cap Fund                              $ 73,502                                   $      0
-------------------------------------------------------------------------------------------------------------------------------
  International Equity Fund                   $169,608                                   $ 66,033
-------------------------------------------------------------------------------------------------------------------------------
  Asian Tigers Fund                           $102,905                                   $ 24,295
-------------------------------------------------------------------------------------------------------------------------------
  TransEurope Fund                                   *                                          *
-------------------------------------------------------------------------------------------------------------------------------
  Latin America Equity Fund                          *                                          *
-------------------------------------------------------------------------------------------------------------------------------
  Real Estate Fund
-------------------------------------------------------------------------------------------------------------------------------
  Balanced Fund                               $ 87,467                                   $    732
-------------------------------------------------------------------------------------------------------------------------------
  Tax-Exempt Money Market Fund                $      0                                   $      0
-------------------------------------------------------------------------------------------------------------------------------
  Money Market Fund                           $      0                                   $      0
-------------------------------------------------------------------------------------------------------------------------------
  Treasury Money Market Fund                  $      0                                   $      0
-------------------------------------------------------------------------------------------------------------------------------
  Government Money Market Fund                $      0                                   $      0
===============================================================================================================================

  * Not in operation during the period.

  The broker-dealers who execute transactions on behalf of the Funds and who are affiliates of the Fund's Advisor and Sub-Advisor are brokers in the ABN AMRO International brokerage network.

  Except for the Intermediate Government Fixed Income, Fixed Income, Tax Exempt Fixed Income and International Fixed Income Funds, it is expected that the portfolio turnover rate will normally not exceed 100% for any Fund. A portfolio turnover rate would exceed 100% if all of its securities, exclusive of U.S. Government securities and other securities whose maturities at the time of acquisition are one year or less are replaced in the period of one year. Turnover rates may vary from year to year and may be affected by cash requirements for redemptions and by requirements which enable a Fund to receive favorable tax treatment.

For the fiscal years ended December 31, 1996 and 1997, the portfolio turnover rate for each of the Funds was:

===============================================================================
                                                  Turnover Rate
     Fund                                      1996          1997
 Value Fund                                     58%
-------------------------------------------------------------------------------
 Growth Fund                                    58%
-------------------------------------------------------------------------------
 Small Cap Fund                                158%
-------------------------------------------------------------------------------
 International Equity Fund                       9%
-------------------------------------------------------------------------------
 TransEurope Fund                                 *
-------------------------------------------------------------------------------
 Asian Tigers Fund                              24%
-------------------------------------------------------------------------------
 Latin America Equity Fund                      10%
-------------------------------------------------------------------------------
 Fixed Income Fund                             194%
-------------------------------------------------------------------------------
 Intermediate Government Fixed Income Fund     179%
-------------------------------------------------------------------------------
 Tax-Exempt Fixed Income Fund                   98%
-------------------------------------------------------------------------------
 International Fixed Income Fund                85%
-------------------------------------------------------------------------------
 Limited Volatility Fixed Income Fund             *
-------------------------------------------------------------------------------
 Balanced Fund                                 104%
===============================================================================

* Not in operation during the period.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro
                                                                            ---
rata share in the net assets of the Funds.  Share  holders have no preemptive
----
rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust, under certain circumstances, could be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the Shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of Shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any Shareholder held personally liable for the obligations of the Trust.

5% AND 25% SHAREHOLDERS

As of February ___, 1998, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares of the Trust Class shares of the Funds were held for the record owner's fiduciary, agency or custodial customers.

                           TREASURY MONEY MARKET FUND

LaSalle National Bank N.A.
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                          GOVERNMENT MONEY MARKET FUND

LaSalle National Bank N.A.
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                               MONEY MARKET FUND

LaSalle National Bank N.A.

Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443


                         TAX-EXEMPT MONEY MARKET FUND

LaSalle National Bank N.A.
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                               FIXED INCOME FUND

LaSalle National Bank N.A.
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                   INTERMEDIATE GOVERNMENT FIXED INCOME FUND

LaSalle National Bank N.A.
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                         TAX-EXEMPT FIXED INCOME FUND

LaSalle National Bank N.A.
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                        INTERNATIONAL FIXED INCOME FUND

LaSalle National Bank N.A.
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                                  VALUE FUND

LaSalle National Bank N.A.
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443


                                  GROWTH FUND

LaSalle National Bank N.A.
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                                SMALL CAP FUND

LaSalle National Bank N.A.
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                           INTERNATIONAL EQUITY FUND

LaSalle National Bank N.A.
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                               ASIAN TIGERS FUND

LaSalle National Bank N.A.
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443
                                 BALANCED FUND

LaSalle National Bank N.A.
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                           LATIN AMERICA EQUITY FUND

LaSalle National Bank N.A.
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443


LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

APPENDIX

DESCRIPTION OF COMMERCIAL PAPER RATINGS

The following descriptions of commercial paper ratings have been published by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Limited and IBCA, Inc. (together, "IBCA").

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1+ and 2, to indicate the relative degree of safety. Issues rated A-1+ are those with "extremely strong safety characteristics." Those rated A-1, the highest rating category, reflect a "satisfactory" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

The rating F-1+ (Exceptionally Strong) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch. Paper rated Fitch-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+ the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Duff has incorporated gradations of 1+ and 1- to assist investors in recognizing quality differences within this highest tier. Paper rated Duff-1+ has the highest certainty of timely payment, with outstanding short-term liquidity and safety just below risk-free U.S. Treasury short-term obligations. Paper rated Duff-1- has high certainty of timely payment with strong liquidity factors which are supported by good fundamental protection factors. Risk factors are very small. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets (although ongoing funding may enlarge total financing requirements) and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1, the highest rating category established by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2, the second highest rating category, are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

DESCRIPTION OF CORPORATE BOND RATINGS

The following descriptions of corporate bond ratings have been published by S&P, Moody's, Fitch, Duff and IBCA.

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds which are rated BBB are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Debt rated Baa is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earn-ings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad.
The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market. Fitch uses plus and minus signs to indicate the relative position of a credit within the AA rating category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

Fitch uses plus and minus signs to indicate the relative position of a credit within the AA rating category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA by Duff are judged to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely
to increase investment risk significantly.   Obligations for which there is a
very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

                              REMBRANDT FUNDS(R)
                           PART C: OTHER INFORMATION
                        POST EFFECTIVE AMENDMENT NO. 13

Item 24.  Financial Statements and Exhibits:

(a)       Financial Statements
          Part A--Prospectus:  N/A
          Part B--Statement of Additional Information: N/A

(b)       Additional Exhibits

          1 Agreement and Declaration of Trust and Amendment thereto as originally filed as Exhibit 1 to Registrant's initial Registration Statement on October 2, 1992 and incorporated by reference to Exhibit 1 Post-Effective Amendment No. 11, filed April 29, 1997.

          1(a) Amendment dated October 20, 1992 to Registrant's Agreement and
               Declaration of Trust as originally filed as Exhibit 1(b) with Registrant's Pre-Effective Amendment No. 1 filed on December 3, 1992 and incorporated by reference to Exhibit 1(a) Post-Effective Amendment No. 11, filed April 29, 1997.

          2 Registrant's By-Laws as originally filed as Exhibit 2 with Registrant's initial Registration Statement on October 2, 1992 and incorporated by reference to Exhibit 2 Post-Effective Amendment No. 11, filed April 29, 1997.

          3    Not applicable.

          4    Not applicable.

          5 Investment Advisory Agreement with LaSalle Street Capital Management, Ltd. as originally filed as Exhibit 5(b) with Registrant's initial Registration Statement on October 2, 1992 and incorporated by reference to Exhibit 5 Post-Effective Amendment No. 11, filed April 29, 1997.

          5(a) Investment Sub-Advisory Agreement between LaSalle Street Capital
               Management Ltd., on behalf of the Registrant, and ABN AMRO-NSM International Funds Management B.V. as originally filed as
               Exhibit 5(c) with Registrant's Pre-Effective Amendment No. 1 and incorporated by reference to Exhibit 5(a) Post-Effective Amendment No. 11, filed April 29, 1997.

          6 Distribution Agreement as originally filed as Exhibit 6 with Registrant's Pre-Effective Amendment No. 1 and incorporated by reference to Exhibit 6 Post-Effective Amendment No. 11, filed April 29, 1997.

          7    Not applicable.

          8 Custodian Agreement as originally filed as Exhibit 8(a) with Registrant's Pre-Effective Amendment No. 1 and incorporated by reference to Exhibit 8 Post-Effective Amendment No. 11, filed April 29, 1997.

          8(a) Sub-Custodian Agreement between CoreStates Bank, N.A. and
               Barclays Bank PLC incorporated herein by reference to Exhibit 8(a)(1) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-52784), filed with the Securities and Exchange Commission on January 13, 1995.

          8(b) Form of Transfer Agency Agreement between the Registrant and
               Supervised Service Company incorporated herein by reference to
               Exhibit 8(c) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-52784) filed with the Securities and Exchange Commission on April 1, 1994.

          9 Administration Agreement as originally filed as Exhibit 5(a) with Registrant's Pre-Effective Amendment No. 1 filed on December 3, 1992 and incorporated by reference to Exhibit 9 Post-Effective Amendment No. 11, filed April 29, 1997.

          9(a) Consent to Assignment and Assumption (of the Administration
               Agreement) incorporated by reference to Exhibit 9(a), Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-52784), filed with the Securities and Exchange Commission on October 17, 1997.

          9(b) Shareholder Service Plan and Agreement between Rembrandt Funds and Rembrandt Financial Services Company dated August 4, 1997 incorporated by reference to Exhibit 9(b), Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-52784), filed with the Securities and Exchange Commission on October 17, 1997.

          10 Opinion and Consent of Counsel as originally filed as Exhibit 10 with Registrant's Post-Effective Amendment No. 2 and incorporated by reference to Exhibit 10 Post-Effective Amendment No. 11, filed April 29, 1997.

          11   Not Applicable.

          12   Not applicable.

          13   Not applicable.

          14   Not applicable.

          15 Distribution Plan - Investor Class as originally filed as Exhibit 15 with Registrant's Pre-Effective Amendment No. 1 and incorporated by reference to Exhibit 15 Post-Effective Amendment No. 11, filed April 29, 1997.

          16   Performance Quotation Computation

          17   Financial Data Schedules - N/A

          18 Rule 18f-3 Plan as originally filed as Exhibit 18 with Registrant's Post-Effective Amendment No. 8 and incorporated by reference to Exhibit 18 Post-Effective Amendment No. 11, filed April 29, 1997.

          24 Powers of Attorney and incorporated by reference to Exhibit 24 Post-Effective Amendment No. 11, filed April 29, 1997.

Item 25.  Persons Controlled by or under Common Control with Registrant:

     See the Prospectuses and the Statement of Additional Information regarding the Trust's control relationships. The Administrator is a subsidiary of SEI Corporation, which also controls other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

Item 26.  Number of Holders of Securities:


     As of February 6, 1998

                                                          Number of
     Title of Class                                     Record Holders
     --------------                                     --------------
Units of beneficial interest, without par value -

COMMON SHARES
     Value Fund..................................................   9
     Growth Fund.................................................   9
     Small Cap Fund..............................................   9
     International Equity Fund...................................   9
     TransEurope Fund............................................ N/A
     Asian Tigers Fund...........................................  15
     Fixed Income Fund...........................................   7
     Intermediate Government Fixed Income Fund...................   4
     Tax-Exempt Fixed Income Fund................................   4
     International Fixed Income Fund.............................   9
     Limited Volatility Fixed Income Fund........................   0
     Money Market Fund...........................................   6
     Government Money Market Fund................................   5
     Treasury Money Market Fund..................................   4

                                                          Number of
     Title of Class                                     Record Holders
     --------------                                     --------------

     Tax-Exempt Money Market Fund.................................   4
     Balanced Fund................................................   4
     Latin America Equity Fund....................................  21
     Real Estate Fund.............................................  17

INVESTOR SHARES

     Value Fund................................................... 199
     Growth Fund.................................................. 355
     Small Cap Fund...............................................  78
     International Equity Fund.................................... 196
     TransEurope Fund............................................. N/A
     Asian Tigers Fund............................................  95
     Fixed Income Fund............................................  25
     Intermediate Government Fixed Income Fund....................  11
     Tax-Exempt Fixed Income Fund.................................  26
     International Fixed Income Fund..............................  26
     Limited Volatility Fixed Income.............................. N/A
     Money Market Fund............................................  94
     Government Money Market Fund.................................  12
     Treasury Money Market Fund...................................   6
     Tax Exempt Money Market Fund.................................  30
     Balanced Fund................................................ 287
     Real Estate Fund............................................. N/A

Item 27.  Indemnification:

     Article VIII of the Agreement of Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28. Business and Other Connections of Investment Advisor and Investment Sub-Advisor:

Name and Position                Name of Other                              Connection with
with Investment Advisor          Company                                    Other Company
-----------------------          -------------                              ---------------
Robert T. Brehm                  ABN AMRO Chicago Corporation               Executive Vice President,
Chairman                                                                    Director
                                 ABN AMRO Asset Management (USA)            President, Director
                                 Inc.

Richard A. Frodsham              ABN AMRO Chicago Corporation               Senior Vice President
President
Chief Executive Officer
Director

Name and Position                Name of Other                              Connection with
with Investment Advisor          Company                                    Other Company
-----------------------          -------------                              ---------------
John A. Wing                     ABN AMRO Chicago Corporation               Chairman, CEO
Vice Chairman                    Amerus Life                                Director
                                 Chicago Board Options Exchange             Director

Perry L. Taylor, Jr.             ABN AMRO Chicago Corporation               Executive Vice President &
Director, Secretary                                                         Director
                                 Erikson Institute                          Trustee

Daniel J. Shannon                Catholic Charities                         Board of Advisors,
Director                                                                    Board of Directors
                                 Notre Dame National Monogram Club          President
                                 Dental Benefit Services of Illinois        Vice Chairman
                                 Total Travel, Inc.                         Director
                                 BioSafe International                      Director

Charles R. Klimkowski            ABN AMRO Chicago Corporation               Senior Vice President
Director                                                                    Director
                                 Theregenics, Inc.                          Director

Charles H. Self III              LaSalle National Bank                      Senior Vice President & Assistant
Director                                                                    Secretary
Senior Vice President            Government Insurance Managers, Inc.        Director

Keith Dibble                     LaSalle National Bank                      Senior Vice President & Assistant
Senior Vice President                                                       Secretary

Thomas F. McGrath                LaSalle National Bank                      Senior Vice President & Assistant
Senior Vice President                                                       Secretary
                                 ABN AMRO Chicago Corporation               Senior Vice President

John F. Bonetti                  LaSalle National Bank                      Senior Vice President & Assistant
Vice President                                                              Secretary

Marc G. Borghans                 LaSalle National Bank                      Vice President & Assistant Secretary
Vice President

James J. Baudendistel            None
Vice President

Gregory D. Boal                  LaSalle National Bank                      Vice President & Assistant Secretary
Vice President

A. Wade Buckles                  LaSalle National Bank                      First Vice President & Assistant
First Vice President                                                        Secretary
                                 ABN AMRO Chicago Corporation               Senior Vice President

Jac A. Cerney                    LaSalle National Bank                      Vice President & Assistant Secretary
Senior Vice President

Martin L. Eisenberg              ABN AMRO Bank N.V.                         Vice President

Name and Position                Name of Other                              Connection with
with Investment Advisor          Company                                    Other Company
-----------------------          -------------                              ---------------
Vice President                   Netherlands Trading Society East, Inc.     Vice President
                                 Pine Tree Capital Holdings, Inc.           Vice President
                                 AMRO Securities, Inc.                      Vice President
                                 ABN AMRO North America Finance, Inc.       Vice President
                                 DBI Holdings, Inc.                         Vice President
                                 ABN AMRO North America, Inc.               Senior Vice President
                                 ABN AMRO Mortgage Corp.                    Vice President
                                 ABN AMRO Resource Management, Inc.         Vice President
                                 Danic Asset Management Corp.               Vice President
                                 National Asset Management                  Vice President
                                 SFH, Inc.                                  Vice President
                                 ABN AMRO Acceptance Corp.                  Vice President
                                 ABN AMRO Asset Management (USA)            Vice President
                                 Inc.
                                 ABN AMRO Credit Corp.                      Vice President
                                 ABN AMRO Investment Services, Inc.         Vice President
                                 LaSalle Management Company, Inc.           Vice President
                                 Cragin Financial Corp.                     Vice President
                                 Cragin Service Corp.                       Vice President
                                 Cumberland & Higgins, Inc.                 Vice President
                                 LaSalle Bank, F.S.B.                       Vice President
                                 Lease Plan Illinois, Inc.                  Vice President
                                 LaSalle Financial Services, Inc.           Tax Officer
                                 LaSalle Home Mortgage Corporation          Tax Officer
                                 LaSalle National Corporation               Vice President
                                 ABN AMRO Capital (USA) Inc.                Vice President
                                 Lease Plan North America, Inc.             Vice President
                                 ABN AMRO Information Technology            Vice President
                                 Services Company
                                 Lisle Corporation                          Vice President
                                 ABN AMRO Services Company, Inc.            Vice President
                                 LaSalle Bank                               Vice President
                                 LaSalle Bank NI                            Vice President
                                 LaSalle Northwest National Bank            Vice President
                                 LaSalle National Bancorp, Inc.             Vice President
                                 LaSalle Bank Illinois                      Vice President
                                 Amsterdam Pacific Corporation              Vice President
                                 LaSalle Trade Services Limited             Vice President
                                 Heigl Mortgage and Financial Corporation   Vice President
                                 CNBC Bancorp, Inc.                         Vice President
                                 Columbia Financial Services, Inc.          Vice President
                                 Columbia National Bank of Chicago          Vice President
                                 CNBC Development Corporation               Vice President
                                 CNBC Investment Corporation                Vice President
                                 CNBC Leasing Corporation                   Vice President
                                 Sky Mortgage Company                       Vice President
                                 Sky Finance Company                        Vice President
                                 CNB Property Corporation                   Vice President
                                 Union Realty Mortgage Co., Inc.            Vice President
                                 Leonard Voila Corporation                  Vice President
                                 LaSalle National Bank                      Vice President

Name and Position                Name of Other                              Connection with
with Investment Advisor          Company                                    Other Company
-----------------------          -------------                              ---------------
                                 Monroe Corporation of Delaware             Vice President
                                 LaSalle National Safe Deposit Corporation  Vice President
                                 Rob-Wal Investment Co.                     Vice President
                                 ENB Realty Co., Inc.                       Vice President
                                 LaSalle Trade Services Corporation         Vice President
                                 LaSalle National Leasing Corporation       Vice President
                                 LaSalle Business Credit, Inc.              Vice President
                                 European American Bank                     Vice President
                                 Cityspire Realty Corp.                     Vice President
                                 EA Debt Corp.                              Vice President
                                 EA Land Corp.                              Vice President
                                 EAB Land Company, Inc.                     Vice President
                                 EAB Mortgage Company, Inc.                 Vice President
                                 EAB Realty Corp.                           Vice President
                                 EAB Realty of Florida, Inc.                Vice President
                                 EAB Securities, Inc.                       Vice President
                                 Ashland Properties, Inc.                   Vice President
                                 Discount Brokers International, Inc.       Vice President
                                 Kany Long Island City Corp.                Vice President
                                 Cragin Service Development Corp.           Vice President
                                 Wasco Funding Corp.                        Vice President
                                 Island Abodes Corp.                        Vice President
                                 Lyric Holdings, Inc.                       Vice President
                                 EAB Credit Corp.                           Vice President
                                 ORE Realty, Inc.                           Vice President
                                 Texas Holdings, Inc.                       Vice President
                                 Twelve Polo Realty Inc.                    Vice President
                                 Vail at North Salem Inc.                   Vice President
                                 32A Realty Inc.                            Vice President
                                 81 Lee Avenue Corp.                        Vice President
                                 169 East Flagler Corp.                     Vice President
                                 EAB Plaza, Inc.                            Vice President
                                 117 Seaman Realty, Inc.                    Vice President
                                 Garden City Marble Corp.                   Vice President
                                 Mamaroneck Point Realty, Inc.              Vice President
                                 East River 52 Corp.                        Vice President
                                 Huntington Bay Development Corp.           Vice President
                                 Plaza Homes Inc. (Metrofund)               Vice President
                                 Tower East 147 Inc.                        Vice President
                                 LSR Realty Inc.                            Vice President
                                 Beckman Hospitality Corp.                  Vice President
                                 Atlantic Avenue Development Corp.          Vice President
                                 Bald Hills Park at Farmingville Inc.       Vice President
                                 Bennett 143 Corp.                          Vice President
                                 Birch Locust Valley Corp.                  Vice President
                                 Broadhollow 532 Melville Corporation       Vice President
                                 CK at Manorville Inc.                      Vice President
                                 Colony at Sayerville, Corp.                Vice President
                                 Corners Estates at Hauppauge Inc.          Vice President
                                 Corona 114 Apartments Inc.                 Vice President
                                 Country Knolls at Manorville Inc.          Vice President

Name and Position           Name of Other                              Connection with
with Investment Advisor     Company                                    Other Company
-----------------------     -------------                              ---------------
                            Cove Townhouses at Southold Inc.           Vice President
                            Crystal Domiciles Inc.                     Vice President
                            Eastern Shores at Northampton Corp.        Vice President
                            Edison Townhouse Corp.                     Vice President
                            Forestwood at North Hills Inc.             Vice President
                            Garden State Convention Center at          Vice President
                            Somerest County, Inc.
                            Half Acre on 347 at Nesoonset Inc.         Vice President
                            Horse Race Lane at Nissequogue Inc.        Vice President
                            Hunt Club at Middletown Inc.               Vice President
                            Jericho 969 Turnpike Inc.                  Vice President
                            Fairfield Avenue Corp.                     Vice President
                            Amsterdam Development Corp.                Vice President
                            Brownstone Apts. Inc.                      Vice President
                            Central Cedarhurst Corp.                   Vice President
                            GSC Land Corp.                             Vice President
                            East 91st Street Development Corp.         Vice President
                            East 92nd Street Development Corp.         Vice President
                            LLPA Corporation                           Vice President
                            Lake and Pulaski at Greenlawn Inc.         Vice President
                            Lake Front Land Corp.                      Vice President
                            Lattingtown Mansion, Inc.                  Vice President
                            Long Beach Breeze Corp.                    Vice President
                            Lowell Acquisition Corp.                   Vice President
                            Ludlow Development Corp.                   Vice President
                            MPE at St. James Inc.                      Vice President
                            Manor Homes at Aberdeen Corp.              Vice President
                            Maspeth 56-25 58th Street Corp.            Vice President
                            Metro Case Corp.                           Vice President
                            Mills Pond Estates at St. James Inc.       Vice President
                            Montauk Hospitality Corp.                  Vice President
                            Montauk YC Corp.                           Vice President
                            Moreland Hauppauge Corp.                   Vice President
                            Nineteenth Street Development Corp.        Vice President
                            North Hills Links Corp.                    Vice President
                            Old Country Road at Wyandanch Inc.         Vice President
                            Omni General Realty Corp.                  Vice President
                            Omni Realty Corp.                          Vice President
                            Orchards at Mt. Sinai Inc. "(The)"         Vice President
                            Parkway Plaza 1400 Corp.                   Vice President
                            Plaza Boulevard Equities Corp.             Vice President
                            Plaza Boulevard Properties Corp.           Vice President
                            Plaza Uniondale Equities Corp.             Vice President
                            Plaza Uniondale Properties Corp.           Vice President
                            Remington Ronkonkoma Corp.                 Vice President
                            Rendezvous Realty Corp.                    Vice President
                            SE at Commack Inc.                         Vice President
                            SE at Commack II Inc.                      Vice President
                            SE at Commack III Inc.                     Vice President
                            SE at Commack IV Inc.                      Vice President
                            Scholar Estates at Commack Inc.            Vice President

Name and Position           Name of Other                              Connection with
with Investment Advisor     Company                                    Other Company
-----------------------     -------------                              ---------------
                            Seaman Shares at Inwood Corp.              Vice President
                            Shoreham North Country Corp.               Vice President
                            Showcase Estates at Dix Hills Inc.         Vice President
                            Smith Island at Everett Corp.              Vice President
                            Soho 350 Corp.                             Vice President
                            Southampton Settlers Corporation           Vice President
                            Southeast Ridgefield Land Corp.            Vice President
                            Steinway 18-50 Astoria Corp.               Vice President
                            Sterling DTVA Corp.                        Vice President
                            TE at Dix Hills Inc.                       Vice President
                            TE at Dix Hills II Inc.                    Vice President
                            TE at Dix Hills III Inc.                   Vice President
                            TO at Mt. Sinai Inc.                       Vice President
                            Tara II at Hauppauge Inc.                  Vice President
                            Thornwood Estates at Dix Hills Inc.        Vice President
                            Vermilyea 119 Corp.                        Vice President
                            Veterans 4320 Bohemia Corp.                Vice President
                            Village 185 Corp.                          Vice President
                            W.M. Seaman at Inwood Corp.                Vice President
                            Welcome Center at Manorville Inc.          Vice President
                            West End 700 Inc.                          Vice President
                            Westminster Downs at Dix Hills, Inc.       Vice President
                            Westwood Hills at Middletown, Inc.         Vice President
                            Windsor 37th Corp.                         Vice President
                            Z161 Corp.                                 Vice President
                            Z174 Corp.                                 Vice President
                            Ziegfeld Villas Corp.                      Vice President
                            41 East Sunrise Highway Corporation        Vice President
                            55 Commerce, Inc. (Sold to EMI 1/20/92)    Vice President
                            Seventh Street Development Corp.           Vice President
                            Fourteenth Street Development Corp.        Vice President
                            West 51st Street Development Corp.         Vice President
                            West 73rd Street Development Corp.         Vice President
                            Lemark Land in Setauket, Inc.              Vice President
                            Ludlow Street Development Corp.            Vice President
                            Milestone Square Corp.                     Vice President
                            Oceanside 35-05 Hampton Road Inc.          Vice President
                            Oceanside 35-39 Hampton Road Inc.          Vice President
                            Sangeo 709 Merrick Road Corp.              Vice President
                            Sherwood Plaza Corp.                       Vice President
                            Syosset 240 Jericho, Inc.                  Vice President

Mark Karstrom               LaSalle National Bank                      Vice President & Assistant Secretary
Vice President

Kathryn L. Martin           ABN AMRO Asset Management (USA)            Compliance Officer
Vice President              Inc.

Ronald C. Scheuer           LaSalle National Bank                      Vice President & Assistant Secretary
Vice President

Name and Position           Name of Other                              Connection with
with Investment Advisor     Company                                    Other Company
-----------------------     -------------                              ---------------
Roger R. Sullivan           LaSalle National Bank                      Vice President & Assistant Secretary
Vice President

Karen Van Cleave            LaSalle National Bank                      Vice President & Assistant Secretary
Vice President

Nancy A. Ellefson           LaSalle National Bank                      Assistant Vice President &
Vice President                                                         Assistant
                                                                       Secretary

Mark T. Morgan              LaSalle National Bank                      Assistant Vice President &
Assistant Vice President                                               Assistant Secretary
                            ABN AMRO Chicago Corporation               Vice President


Phillip P. Mierzwa          LaSalle National Bank                      Trust Officer & Assistant Secretary
Assistant Vice President

Susan M. Wiemeler           None
Officer

Christine R. Dragon         LaSalle National Bank                      Employee
Officer

     Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of the Sub-Advisor is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

     ABN AMRO-NSM International Funds Management B.V., a registered investment advisor, serves as the investment sub-advisor of the Latin America Equity Fund, International Equity Fund, TransEurope Fund, Asian Tigers Fund and International Fixed Income Fund.

Name and Position with     Name of Other                                         Connection with
Investment Sub-Advisor     Company                                               Other Company
-----------------------    --------------                                        ------------------
Hendrik Stienstra          ABN AMRO Investment Management B.V.                   Director
Director                   ABN AMRO Beheer Beleggingsfondsen B.V.                Director
                           B.V. Hollandsche Belegging en Beheer Maatshchappij    Director
                           ABN AMRO Bank N.V.                                    Senior Vice President

Diederik Wermolder         ABN AMRO Investment Management B.V.                   Director
Director                   ABN AMRO Beheer Beleggingsfondsen B.V.                Director
                           B.V. Hollandsche Belegging en Beheer Maatshchappij    Director
                           ABN AMRO Luxembourg Investment Management S.A.        Director
                           ABN AMRO Funds Investment Advisory (Luxembourg) S.A.  Director
                           ABN AMRO Interest Growth Fund Investment Advisory     Director
                           (Luxembourg) S.A.
                           ABN AMRO Valurente Investment Adviosry (Luxembourg)   Director
                           S.A.
                           ABN AMRO Bank N.V.                                    Vice President

Name and Position           Name of Other                                    Connection with
with Investment Advisor     Company                                          Other Company
-----------------------     -------------                                    ---------------
Wypke Postma               ABN AMRO Investment Management B.V.                   Officer
Director                   ABN AMRO Beheer Beleggingsfondsen B.V.                Officer
                           B.V. Hollandsche Belegging en Beheer Maatschappij     Officer
                           ABN AMRO Bank N.V.                                    Vice President

Mathilde De La Serviere    Banque NSM, Paris                                     Vice President
Director

Anne-Marie George          Banque NSM, Paris                                     Vice President
Director

Rogier Crijns              ABN AMRO Bank N.V.                                    Vice President
Portfolio Manager

Jan-Wim Derks              ABN AMRO Bank N.V.                                    Vice President
Portfolio Manager

Gijs Dooresteijn           ABN AMRO Bank N.V.                                    Vice President
Portfolio Manager

Alex Ng                    ABN AMRO Asset Management (Asia) Ltd.                 Director
Portfolio Manager          P.T. ABN AMRO Manajemen Investasl                     Director

George Theodoridis         ABN AMRO Investment Management B.V.                   Officer
Officer                    ABN AMRO Beheer Beleggingsfondsen B.V.                Officer
                           B.V. Hollandsche Belegging en Beheer Maatshchappij    Officer
                           ABN AMRO Bank N.V.                                    Vice President

Erik Eleveld               ABN AMRO Bank N.V.                                    Assistant Vice President
Trader

John Vaartjes              ABN AMRO Investment Management B.V.                   Officer
Compliance Officer         ABN AMRO Beheer Beleggingsfondsen B.V.                Officer
                           B.V. Hollandsche Belegging en Beheer Maatshchapij     Officer
                           ABN AMRO Bank N.V.                                    Assistant Vice President

Item 29.  Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

          Rembrandt Financial Services Company, a wholly-owned subsidiary of SEI Financial Services Company, acts as distributor for Rembrandt Funds(R) pursuant to a distribution agreement dated December 31, 1992. Rembrandt Financial Services Company does not act as underwriter, depositor or investment advisor for any other investment company.

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                            Position and Office                         Positions and Offices
Name                        with Underwriter                            with Registrant
----                        --------------------                        ----------------------
Alfred P. West, Jr.         Chairman of the Board of Directors                       --
Henry H. Greer              Director                                                 --
Carmen V. Romeo             Director, Executive Vice President                       --
Carl A. Guarino             President                                                --
Leo J. Dolan, Jr.           Senior Vice President                                    --
Sandra K. Orlow             Senior Vice President & Secretary           Vice President & Assistant Secretary
Marc H. Cahn                Vice President & Assistant Secretary        Vice President & Assistant Secretary
Todd Cipperman              Vice President & Assistant Secretary        Vice President & Assistant Secretary
Kathy Heilig                Vice President & Treasurer                               --
Maryeva Schmitt Kindelan    Vice President                                           --
Barbara A. Nugent           Vice President & Assistant Secretary        Vice President & Assistant Secretary
Cynthia M. Parrish          Vice President & Assistant Secretary                     --
Kevin P. Robins             Vice President & Assistant Secretary        Vice President & Assistant Secretary
Kathryn L. Stanton          Vice President & Assistant Secretary        Vice President & Assistant Secretary
James Dougherty             Financial Principal                                      --
Robert Wagner               Managing Director                                        --

Item 30.  Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8);
(12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

     CoreStates Bank, N.A.          Morgan Stanley Trust Company
     Broad and Chestnut Streets     One Pierrepont Plaza
     P.O. Box 7618                  Brooklyn, NY 11201
     Philadelphia, PA  19101

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4);
(5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

     SEI Fund Resources
     Oaks, PA 19456

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Advisor and Sub-Advisor:

     ABN AMRO Asset Management (USA)  ABN AMRO-NSM International Funds
      Inc.                             Management B.V.
     208 South LaSalle Street            Hoogoorddreef 66-68
     Chicago, IL 60604-1003           P.O. Box 283, 1000 E.A.
                                      Amsterdam, The Netherlands ZU100GST

Item 31.  Management Services: None.

Item 32.  Undertakings:

      Registrant hereby undertakes that whenever shareholders meeting the requirements of Section 16(c) of the Investment Company Act of 1940 inform the Board of Trustees of their desire to communicate with Shareholders of the Trust, the Trustees will inform such Shareholders as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

      Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to Shareholder communications.

      Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to Shareholders, upon request and without charge.

      Registrant hereby undertakes to file a post-effective amendment, including financial statements which need not be audited, within 4-6 months from the later of the commencement of operations of the Real Estate Fund of the Registrant or the effective date of Post-Effective Amendment No. 12 to the Registrant's 1933 Act Registration Statement.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for Rembrandt Funds(R) (formerly The LSNT Funds and The Passport Funds) is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 13 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, State of Pennsylvania, on the 26th day of February 1998


                                  REMBRANDT FUNDS(R)

                                  By:    /s/David G. Lee
                                         ----------------------------
                                         David G. Lee, President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the dates indicated.

         *                     Trustee                   February 26, 1998
----------------------
Arnold F. Brookstone

         *                     Trustee                   February 26, 1998
----------------------
William T. Simpson

         *                     Trustee                   February 26, 1998
----------------------
Robert A. Nesher

/s/ David G. Lee               President & Chief
----------------------                                   February 26, 1998
David G. Lee                   Executive Officer


 /s/James F. Volk              Controller & Chief        February 26, 1998
----------------------
James F. Volk                  Financial Officer


*By: /s/David G. Lee
     ------------------------------
     David G. Lee, Attorney-in-Fact

                                 EXHIBIT INDEX


Name                                                       Exhibit
----                                                       -------
Agreement and Declaration of Trust and Amendment           Ex-99.B1
thereto as originally filed as Exhibit 1 with Registrant's initial Registration Statement on
October 2, 1992 and incorporated by reference to
Exhibit 1 Post-Effective Amendment No. 11, filed April 29, 1997.

Amendment dated October 20, 1992 to Registrant's           Ex-99.B1A
Agreement and Declaration of Trust as originally filed as Exhibit 1(b) with Registrant's Pre-
Effective Amendment No. 1 filed on December 3,
1992 and incorporated by reference to Exhibit 1(a)
Post-Effective Amendment No. 11, filed April 29, 1997.

Registrant's By-Laws as originally filed as Exhibit 2      Ex-99.B2
with Registrant's initial Registration Statement on October 2, 1992 and incorporated by reference to
Exhibit 2 Post-Effective Amendment No. 11, filed
April 29, 1997.

Not applicable.                                            Ex-99.B3

Not applicable.                                            Ex-99.B4

Investment Advisory Agreement with LaSalle Street          Ex-99.B5
Capital Management, Ltd. as originally filed as
Exhibit 5(b) with Registrant's initial Registration
Statement on October 2, 1992 and incorporated by reference to Exhibit 5 Post-Effective Amendment
No. 11, filed April 29, 1997.

Investment Sub-Advisory Agreement between LaSalle          Ex-99.B5A
Street Capital Management Ltd., on behalf of the Registrant, and ABN AMRO-NSM International Funds
Management B.V. as originally filed as Exhibit 5(c) with Registrant's Pre-Effective Amendment No. 1 and incorporated by reference to Exhibit 5(a)
Post-Effective Amendment No. 11, filed April
29, 1997.

Distribution Agreement as originally filed as              Ex-99.B6
Exhibit 6 with Registrant's Pre-Effective Amendment
No. 1 and incorporated by reference to Exhibit 6
Post-Effective Amendment No. 11, filed April 29, 1997.

Not applicable.                                            Ex-99.B7

Custodian Agreement as originally filed as                 Ex-99.B8
Exhibit 8(a) with Registrant's  Pre-Effective
Amendment No. 1 and incorporated by reference to
Exhibit 8 Post-Effective Amendment No. 11, filed
April 29, 1997.

Sub-Custodian Agreement between CoreStates Bank, N.A.      Ex-99.B8A
and Barclays Bank PLC incorporated herein by reference to Exhibit 8(a)(1) to Post-Effective Amendment No. 6 to
Registrant's Registration Statement on Form N-1A (File No.
33-52784), filed with the Securities and Exchange
Commission on January 13, 1995.

Form of Transfer Agency Agreement between the Registrant   Ex-99.B8B
and Supervised Service Company incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment
No. 4 to Registrant's Registration Statement on
Form N-1A (File No. 33-52784) filed with the Securities and Exchange Commission on April 1, 1994.

Administration Agreement as originally filed as            Ex-99.B9
Exhibit 5(a) with Registrant's Pre-Effective Amendment
No. 1 filed on December 3, 1992 and incorporated by reference to Exhibit 9 Post-Effective Amendment
No. 11, filed April 29, 1997.

Consent to Assignment and Assumption (of the               Ex-99.B9A
Administration Agreement) incorporated herein by reference to Exhibit 9(a) to Post-Effective Amendment
No. 12 to Registrant's Registration Statement on
Form N-1A (File No. 33-52784) filed with the Securities and Exchange Commission on October 17, 1997.

Shareholder Service Plan and Agreement between             Ex-99.B9B
Rembrandt Funds and  Rembrandt Financial Services
Company dated August 4, 1997, incorporated herein by reference to Exhibit 9(b) to Post-Effective
Amendment No. 12 to Registrant's Registration
Statement on Form N-1A (File No. 33-52784) filed with the Securities and Exchange Commission on October 17, 1997.

Opinion and Consent of Counsel as originally               Ex-99.B10
filed as Exhibit 10 with Registrant's Post-Effective
Amendment No. 2 and incorporated by reference to
Exhibit 10 Post-Effective Amendment No. 11, filed
April 29 1997.

Consent of Independent Public Accountants                  Ex-99.B11

Not applicable.                                            Ex-99.B12

Not applicable.                                            Ex-99.B13

Not applicable.                                            Ex-99.B14

Distribution Plan - Investor Class as originally filed     Ex-99.B13
as Exhibit 15 in Registrant's Pre-Effective Amendment
No. 1 and incorporated by reference to Exhibit 15
Post-Effective Amendment No. 11, filed April 29, 1997.

Performance Quotation Computation                          Ex-99.B16

Rule 18f-3 Plan as originally filed as Exhibit 8           Ex-99.B18
with Registrant's Post-Effective Amendment No. 8
and incorporated by reference to Exhibit 18
Post-Effective Amendment No. 11, filed April 29, 1997.

Powers of Attorney and incorporated by reference to        Ex-99.B24
Exhibit 24 Post-Effective Amendment No. 11, filed
April 29, 1997.

Financial Data Schedules - N/A.